UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FIRST HAWAIIAN, INC.

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First Hawaiian, Inc.

2021

Notice of Annual Meeting and Proxy Statement

COMPANY PROFILE

First Hawaiian, Inc. (NASDAQ: FHB) is a bank holding company, incorporated in the State of Delaware and headquartered in Honolulu, Hawaii. Its wholly owned bank subsidiary, First Hawaiian Bank (www.fhb.com), founded in 1858, is Hawaii’s oldest financial institution. As of December 31, 2020, FHB was the largest bank in Hawaii in terms of total assets, loans and leases and deposits. The Bank has branches located throughout the State of Hawaii, Guam and Saipan, and offers a comprehensive suite of banking services to consumer and commercial customers including loans, deposit products, wealth management, insurance, trust, retirement planning, credit card and merchant processing services.

2020 AT-A-GLANCE
$185.8M	$13.3B	50.1%	$5M

Net income, down 34.7%	Loans and leases, up 0.5%	Efficiency ratio, outperforming peer Hawaiian banks	Common stock repurchased in 2020
33%	$22.7B	0.07%	$19.2B

Decrease in diluted earnings, to $1.43 per share	Total assets	Ratio of non-accrual loans and leases to total loans and leases	Deposits: #1 in Hawaii since 2004
2.77%	2,103	6,000	$5.51M

Net interest margin, down 43 basis points	Employees	PPP loans processed in 2020, totaling $942 million	Donations to charites in 2020 by the Bank, its Foundation and 98% of its employees

OUR PILLARS OF SUSTAINABILITY

Promoting healthy profitability through Values-Based Governance	Protecting the Company and its stakeholders through Responsible Risk Management	Growing our capacity by Investing in Company Culture and our Employees	Accepting our responsibility as an organization for Improving our Environmental Impact	Increasing the potential of our communities by investing in programs that Maximize Social Impact

CEO’S MESSAGE
March 12, 2021
TO OUR STOCKHOLDERS:
I invite you to join me, our Board of Directors, senior management team and your fellow stockholders at the 2021 Annual Meeting of Stockholders. The Annual Meeting will be held on Wednesday, April 21, 2021 at 8:00 a.m., Hawaii Standard Time, solely by remote communication, in a virtual only format. Unfortunately, you will not be able to attend the Annual Meeting in person as we continue to follow CDC protocols and Hawaii requirements regarding social distancing and in person gatherings.
For First Hawaiian and many banks and financial institutions nationwide, 2020 was a difficult and challenging year. Everything changed, and the impact to our organization will be with us for years to come. You can be confident, however, that our customers, employees and community remain our number one priority. As the pandemic grew and strained our local economy, we quickly responded with programs to help protect the safety of our employees, customers, community and stockholders. We continue to weather the storm through reduction of deposit costs, proactive balance sheet management and cost reduction measures. Net interest margin declined significantly in 2020, and we built our credit loss reserve for loans. Our 2020 financial goals were interrupted, and we faced difficult decisions on a daily basis. With that said, I want to assure that your bank is safe, our liquidity and capital remain strong and we are optimistic for the future. As we navigate the COVID-19 pandemic and its fallout, we will continue to be transparent in our communications and will keep you updated on any developments.
Our Annual Meeting
At this year’s Annual Meeting, you will be asked to vote on several items, including the election of directors, a proposal to amend and restate the First
Hawaiian, Inc. 2016 Non Employee Director Plan principally to increase the total number of shares of common stock that may be awarded under that plan, our 2020 executive compensation program (the “say-on-pay” vote) and the ratification of Deloitte & Touche LLP to serve as our independent auditor for 2021.
Detailed information about the director nominees, including their specific experience and qualifications, begins on page 11. Our Compensation Discussion and Analysis begins on page 41. Our approach to compensation, as detailed in our Compensation Discussion and Analysis, continues to reflect our philosophy to pay for performance. Our compensation programs reinforce and promote responsible growth within our risk management framework. Our Audit Committee report and corresponding disclosures about our continuing relationship with Deloitte & Touche LLP begins on page 75. We encourage you to read the proxy statement for more information. Our Board of Directors and senior officers, as well as representatives from our independent registered public accounting firm, will be present to respond to questions from stockholders.
Your vote is important. Instructions on how to vote begin on page 1. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided or vote telephonically or electronically using the telephone and Internet voting procedures described on the proxy card at your earliest convenience.
Thank you for your continued support of First Hawaiian.
Sincerely,
Robert S. Harrison
Chairman, President and Chief Executive Officer

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
Notice Hereby is Given that the 2021 Annual Meeting of Stockholders of First Hawaiian, Inc. will be held:
WHEN	WHERE	WHO MAY VOTE
Wednesday, April 21, 2021 8:00 a.m., Hawaii Standard Time	Via webcast by pre-registering before the meeting begins at register.proxypush.com/FHB	Stockholders of record on the record date, February 26, 2021
At the Annual Meeting, we will ask you to consider and vote upon these proposals.
Items of Business
1.	The election to our Board of Directors of the following eight nominees named in the attached Proxy Statement to serve until the 2022 Annual Meeting of Stockholders:
	• Matthew J. Cox • W. Allen Doane	• Robert S. Harrison • Faye W. Kurren	• Allen B. Uyeda • Jenai S. Wall	• Vanessa L. Washington • C. Scott Wo
2.	A proposal to amend and restate the First Hawaiian, Inc. 2016 Non-Employee Director Plan principally to increase the total number of shares of common stock that may be awarded under that plan
3.	An advisory vote on the compensation of our named executive officers as disclosed in the attached Proxy Statement
4.	The ratification of the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2021
5.	Such other business as properly may come before the Annual Meeting or any adjournments or postponements thereof
This year’s Annual Meeting will be held virtually via live webcast on Wednesday, April 21, 2021, at 8:00 a.m., Hawaii Standard Time. You will be able to attend the meeting online and submit questions during the meeting. You will also be able to vote your shares electronically at the Annual Meeting. The meeting will be held online only.
The Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY WITH YOUR VOTING INSTRUCTIONS. YOU MAY VOTE BY TELEPHONE OR INTERNET, BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR BY MAIL.

Honolulu, Hawaii March 12, 2021	By Order of the Board of Directors, Joel E. Rappoport Executive Vice President, General Counsel and Secretary

NOTICE OF2021 ANNUAL MEETING OF STOCKHOLDERS
Important Notice Regarding the Availability of Proxy Materials for Our Annual Meeting to Be Held on April 21, 2021

Our Proxy Statement, our 2020 Annual Report to Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available on our website at http://proxy.fhb.com. Except as stated otherwise, information on our website is not considered part of this Proxy Statement.

By March 12, 2021, we will have sent to certain of our stockholders a Notice of Availability of Proxy Materials (“Notice”). The Notice includes instructions on how to access our Proxy Statement, our 2020 Annual Report to Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and vote online. Stockholders who do not receive the Notice will continue to receive either a paper or an electronic copy of our proxy materials, which will be sent on or about March 17, 2021. For more information, see “Frequently Asked Questions about the Annual Meeting and Voting.”

Virtual Meeting Information
Due to the current COVID-19 public health crisis, the Annual Meeting will be conducted online via live webcast. Stockholders of record as of February 26, 2021 will be able to participate in the Annual Meeting by pre-registering for the meeting at register.proxypush.com/FHB. The Annual Meeting can be accessed by clicking on the “Join Meeting” link in the email you receive one hour before the meeting begins. Stockholders will need the control number found on your Important Notice Regarding the Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials to register to attend the meeting. Once admitted to the meeting platform, you may submit questions and/or vote during the Annual Meeting by following the instructions that will be available on the meeting website.
The Annual Meeting will begin promptly at 8:00 a.m., Hawaii Standard Time, on Wednesday, April 21, 2021. You may log into the meeting platform beginning at 7:30 a.m., Hawaii Standard Time, on April 21, 2021. Meeting access support is provided via a toll-free number listed on the meeting access email that pre-registered stockholders will receive one hour prior to the meeting and will be staffed one hour prior to the start of the Annual Meeting until the conclusion of the Annual Meeting.
CERTAIN DEFINED TERMS
When used in this Proxy Statement, the terms “First Hawaiian,” “FHI,” “we,” “our,” “us” and the “Company” refer to First Hawaiian, Inc., a Delaware corporation, and its consolidated subsidiaries, which include only First Hawaiian Bank and its subsidiaries, and the term “fiscal year” refers to our fiscal year, which is based on a 12-month period ending December 31 of each year (e.g., fiscal year 2020 refers to the 12-month period ended December 31, 2020).

Proxy Statement
1	Proxy Summary
11	Corporate Governance and Board Matters
11	Proposal 1―Election of Directors
12	Director Nominees
20	Board of Directors, Committees and Governance
20	Meetings
21	Director Independence
21	Board Leadership Structure and Qualifications
22	Committees of Our Board of Directors
25	Compensation Committee Interlocks and Insider Participation
27	Board Oversight of Risk Management
29	Corporate Governance Guidelines and Code of Conduct and Ethics
29	Stockholder Communications with the Board of Directors
30	Director Compensation
31	Stock Ownership Guidelines for Non-Employee Directors
32	Advisory Vote to Approve Amendment and Restatement of the 2016 Non-Employee Director Plan
32	Proposal 2—Approval of the Amendment of the 2016 Non-Employee Director Plan principally to Increase the Number of Shares of Common Stock that Can Be Awarded under that Plan
39	Executive Compensation
39	Proposal 3—Advisory Vote on the Compensation of Our Named Executive Officers
41	Compensation Discussion and Analysis
41	Named Executive Officers
41	2020 Business Performance
42	Capital Highlights
43	2020 Compensation Summary
43	2021 CEO Compensation
44	Our Compensation Philosophy
46	2020 Compensation Framework
46	Compensation Governance Practices
47	Compensation Governance Process
48	Benchmarking Compensation
49	2020 CEO Compensation
50	2020 Stockholder Outreach
52	Key Components of Compensation
58	Compensation Committee Declined to Exercise Discretion in 2020
59	Employment Agreements and Offer Letters
60	Other Benefits and Retirement Plans
62	Compensation Risk Management and Governance Policies
63	Deductibility of Executive Compensation
64	Assessing Risk in the Compensation Programs
64	Change in CEO Pension Value in the Summary Compensation Table
65	Compensation Committee Report
66	Executive Compensation Tables
66	Summary Compensation Table
68	2020 Grants of Plan-Based Awards
69	Outstanding Equity Awards at 2020 Fiscal Year-End
70	2020 Stock Vested
70	2020 Pension Benefits
70	2020 Nonqualified Deferred Compensation
71	Potential Payments Upon Termination or Change in Control
74	Pay Ratio Disclosure
75	Audit Matters
75	Proposal 4—Ratification of the Appointment of Independent Registered Public Accounting Firm
76	Audit Committee Report
77	Principal Accountant Fees
77	Preapproval Policies and Procedures
78	Biographies of Executive Officers
82	Stock Ownership
82	Security Ownership of Certain Beneficial Owners, Directors and Management
83	Delinquent Section 16(a) Reports
83	Business Relationships and Related Party Transactions Policy
85	Frequently Asked Questions about the Annual Meeting and Voting
91	Other Business
91	Stockholder Proposals for the 2022 Annual Meeting
92	Distribution of Certain Documents
A-1	Annex A—Non-GAAP Reconciliation
B-1	Annex B—AMENDED & RESTATED 2016 Non-Employee Director Plan

Forward-Looking Statements
This Proxy Statement includes forward-looking statements. These statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. For a discussion of some of the risks and important factors that could affect the Company’s future results and financial condition, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

PROXY SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy
Statement before voting. For more complete information regarding the Company’s 2020 performance, please review the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

2021 ANNUAL MEETING
WHEN	WHERE	RECORD DATE
Wednesday, April 21, 2021 8:00 a.m., Hawaii Standard Time	Via webcast by pre-registering before the meeting begins at register.proxypush.com/FHB. There will not be a physical meeting in Hawaii or anywhere else.	February 26, 2021
Meeting Agenda
Proposal		Board Voting Recommendation	See Page
1.	The election to our Board of Directors of the eight nominees named in the attached Proxy Statement to serve until the 2022 Annual Meeting of Stockholders	FOR each director nominee	11
2.	A proposal to amend and restate the First Hawaiian, Inc. 2016 Non-Employee Director Plan principally to increase the total number of shares of common stock that may be awarded under that plan	FOR	32
3.	An advisory vote on the compensation of our named executive officers as disclosed in the attached Proxy Statement	FOR	39
4.	The ratification of the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021	FOR	75
We will also act on any other business that is properly raised.
Voting
Stockholders of Record as of the close of business on February 26, 2021 are entitled to vote on each of the proposals to be voted on at the 2021 Annual Meeting.
Our Annual Meeting will be conducted exclusively online via live webcast, allowing all of our stockholders the option to participate in the live, online meeting from any location convenient to them and providing stockholder access to our Board and management. For further information on the virtual meeting, please see the “Frequently Asked Questions about the Annual Meeting and Voting” section in this Proxy Statement.
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	1

PROXY SUMMARY

BY TELEPHONE	BY INTERNET	BY MAIL
Call toll-free 1-866-883-3382
Prior to the Annual Meeting, visit the website listed on your proxy card/voting instruction form to vote via the Internet.

During the Annual Meeting, visit our Annual Meeting website at www.proxypush.com/FHB.
Complete, sign and date the proxy card and mail it in the enclosed postage-paid envelope
•
Have your proxy card available and follow the instructions.

•
Proxy cards submitted by mail must be received by us by April 20, 2021.

Beneficial Owners

•
If you hold your shares through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

PERFORMANCE HIGHLIGHTS
2020 Business Performance

•
The COVID-19 pandemic brought unprecedented challenges to communities and businesses around the world, including ours and those of our customers

•
We maintained a strong balance sheet and capital position throughout 2020 in the face of these challenges, highlighted by a 17% increase in total deposits through the year

*
Represents a non-GAAP measure. Please see Annex A for an explanation and reconciliation.

2	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

PROXY SUMMARY
Capital Highlights

•
Increased our capital to remain a source of strength to our customers during pandemic conditions

•
We remain committed to returning significant levels of capital to our stockholders

•
In February 2021, we announced that the Board of Directors adopted a stock repurchase program for up to $75 million in 2021*

59 BPS	$135.1M	$5M

Common Equity Tier 1 capital ratio 12.47% at December 31, 2020, up from 11.88% at December 31, 2019	In dividend payments; maintained quarterly dividend at $.26 per share	Common stock repurchased during 2020

*
The timing and amount of share repurchases are influenced by various internal and external factors.

Response to the COVID-19 Pandemic
The economic impact of the COVID-19 crisis has been far-reaching and profound and presented challenges to the financial services industry and its institutions at levels reminiscent of the worst crises of the last 100 years. Because of the importance to the local economy of the tourism industry, Hawaii was hit particularly hard by the economic effects of the COVID-19 pandemic. To alleviate the economic slowdown caused by the pandemic, the Federal Reserve decreased the discount rate by 150 basis points in 2020. In addition, to protect their businesses, our customers maintained extraordinary levels of liquidity, resulting in our maintaining excess levels of cash for a substantial portion of 2020. While we were able to offset, in part, these economic forces through reduction of deposit costs and proactive balance sheet management, net interest margin nevertheless declined significantly in 2020. We also established substantial provisions for credit losses during 2020, and we experienced other negative effects of the COVID 19-induced economic downturn as well. These macroeconomic factors significantly affected our financial performance in 2020.
To counteract what was happening to the economy in the short-term, we immediately shifted our focus from loan growth and return of capital to protecting our customers, employees and community, managing asset quality and preserving capital and liquidity to maintain safety and flexibility.
To protect our customers:
• We quickly implemented a process to secure funding under the US Treasury’s Paycheck Protection Program for our customers
• During 2020, we made over 6,000 loans under this program, totaling $942 million and helping local businesses survive
• We waived ATM fees for one quarter
• We offered loan deferrals to assist our consumer and business customers
To protect our employees:
• We did not engage in employee layoffs or furloughs
• We leveraged existing technology to facilitate a swift and effective transition to remote working by approximately 50% of our staff
• We implemented social distancing and workplace sanitization practices for employees unable to work remotely
• We temporarily closed 26, or 45%, of our branches and redeployed affected employees to areas experiencing higher volumes
• We immediately established a redundant operations center to ensure business continuity
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	3

PROXY SUMMARY
To protect our community:

•
Through our “Aloha for Hawaii” initiative, we donated approximately $1 million to non-profits that provided food and social services to those affected by the pandemic, helping to generate $25 million in spending from our card holders to support the restaurant industry in the communities we serve

• We contributed $1 million to the Hawaii Community Foundation to support high school seniors going on to higher education curriculums
• We waived fees for non-customers to cash US Treasury stimulus checks
Throughout this crisis, the Company continued to serve as a source of strength to our customers. We maintained strong liquidity, we increased our Tier 1 Capital ratio from 11.88% at December 31, 2019 to 12.47% at December 31, 2020 and we maintained our quarterly dividend rate at $.26 per share throughout 2020, while building the credit loss reserve for loans by $77.9 million from 0.99% of loans at December 31, 2019 to 1.57% of loans at December 31, 2020.
4	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

PROXY SUMMARY
OVERVIEW OF THE BOARD OF DIRECTORS
Director Nominees
					Committees
Director Nominee and Principal Occupation	Age	Director since*	Independent	Public Boards	Audit	Compensation	Corporate Governance & Nominating	Risk
Robert S. Harrison Chairman of the Board, President and Chief Executive Officer, First Hawaiian	60	2016		1
Matthew J. Cox Chairman of the Board and Chief Executive Officer, Matson, Inc.	59	2016		2
W. Allen Doane Retired Chairman and Chief Executive Officer, Alexander & Baldwin, Inc.	73	2016		1
Faye W. Kurren Retired President and Chief Executive Officer, Hawaii Dental Service	70	2018		1
Allen B. Uyeda Retired Chief Executive Officer, First Insurance Company of Hawaii, Ltd.	71	2016		1
Jenai S. Wall Chairman and Chief Executive Officer, Foodland Super Market, Ltd.	62	2018		2
Vanessa L. Washington Retired Senior Executive Vice President, General Counsel and Secretary, Bank of the West	61	2020		1
C. Scott Wo Owner/Executive, C.S. Wo & Sons, Ltd.; Partner/Manager, Kunia Country Farms; and Adjunct Professor of Management, Columbia Business School in New York City	55	2018		1
Meetings in 2020 Board―9					6	7	4	4

Chairman of the Board	Committee Chair	Committee Member	Lead Independent Director	Audit Committee financial expert

*
Refers to the period from the completion of our IPO in August 2016.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	5

PROXY SUMMARY
Snapshot of the Board
Board Attributes

Independence
2
75%
independent
6
Gender Diversity
3
38%
women
5
Ethnic Diversity
3
63%
diverse
5
Financial Expertise
100%
of Audit
Committee
3
Age
70s
50s
2
3
average
63.9
years
3
60s
Tenure*
≤3 yrs
4
average
3.5
years
4
5 yrs

*
Refers to the period from the completion of our IPO in August 2016.

Board Refreshment

2016*
4 directors added
• Matthew J. Cox • W. Allen Doane • Robert S. Harrison • Allen B. Uyeda
2018
3 directors added
• Faye W. Kurren • Jenai S. Wall • C. Scott Wo
2020
1 director added
• Vanessa Washington

*
Refers to the period from the completion of our IPO in August 2016.

6	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

PROXY SUMMARY
Board Expertise

Director Skills and Experience	MATTHEW J. COX	W. ALLEN DOANE	ROBERT S. HARRISON	FAYE W. KURREN	ALLEN B. UYEDA	JENAI S. WALL	VANESSA L. WASHINGTON	C. SCOTT WO	# of 8 directors	% of 8 directors
Audit and financial reporting	●	●	●	●	●	●	●	●	8	100%
Banking and finance	●	●	●		●		●	●	6	75%
Public company	●	●	●				●		4	50%
Community affairs / engagement	●	●	●	●	●	●	●	●	8	100%
Executive leadership	●	●	●	●	●	●	●	●	8	100%
Real estate		●					●		2	25%
Legal and regulatory				●			●		2	25%
FIRST HAWAIIAN COMMITMENT TO GOVERNANCE, SOCIAL AND ENVIRONMENTAL MATTERS
We issued our inaugural “Environmental, Social and Governance Report” (“ESG Report”) during 2019, and we update this report every year. The ESG Report highlights the ways in which we strive to invest in the development and well-being of our employees, support the needs of our customers and the communities we serve, focus on the environment and maintain a strong governance framework that supports our culture of ethics and integrity. The ESG Report is available on our Investor Relations website at https://ir.fhb.com/corporate-responsibility.
Governance Principles
Our Board and senior leadership team believe that strong and effective corporate governance is essential to our overall success. Our Board reviews our major governance policies, practices and processes regularly in the context of current corporate governance trends, investor feedback, regulatory changes and recognized best practices. The foundation of our corporate governance program is providing transparent disclosure to all stakeholders on an ongoing and consistent basis, with a focus on delivering long-term stockholder value. The following chart provides an overview of our corporate governance structure and processes, including key aspects of our Board operations.
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	7

PROXY SUMMARY
Accountability to Stockholders	Proportionate and Appropriate Stockholder Voting Rights	Regular and Proactive Stockholder Engagement

All directors are elected annually

Eligible stockholders may include their director nominees in our proxy materials
Majority voting standard for director elections

Annual say-on-pay advisory vote

Policy against pledging Company stock
Mandatory retirement age for directors

First Hawaiian has one outstanding class of voting stock. We believe in a “one share, one vote” standard

We do not have a “poison pill”

No supermajority voting requirements in Certificate of Incorporation or Bylaws

Our investor relations team maintains an active, ongoing dialogue with investors and portfolio managers year-round on matters of business performance and results

We engage on governance, our strategic framework, compensation, human capital management and sustainability matters with our largest stockholders’ governance teams

Independent Board Leadership Structure	Effective Board Policies and Practices	Management Incentives that are Aligned with the Long-Term Strategy of the Company

The Board considers the appropriateness of its leadership structure annually and discloses in the proxy statement why it believes the current structure is appropriate

All members of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent of the Company and its management

Our Corporate Governance Guidelines call for the designation of an independent lead director

Our Corporate Governance Guidelines require a majority of our directors to be independent (currently six of eight director nominees are independent)

Our Board is composed of accomplished professionals with experience, skills and knowledge relevant to our business, resulting in a high-functioning and engaged Board (a matrix of relevant skills is presented above on page 7)

Executive sessions of independent directors are held at the Board and committee levels

Each standing committee has a charter that is publicly available on our website and that meets applicable legal requirements and reflects good governance

The Company has a Code of Business Conduct and Ethics applicable to all employees and directors of the Company

We conduct annual reviews of director skill sets and experience together with annual board and committee performance reviews

Our directors are encouraged to participate in educational programs relating to corporate governance and business-related issues, and the Company provides funding for these activities

We require robust stock ownership for directors (3x annual cash retainer), CEO (increased this year to 6x base salary) and other NEOs (2x base salary)

The Compensation Committee annually reviews and approves incentive program design, goals and objectives for alignment with compensation and business strategies

Our compensation philosophy and practices are focused on using management incentive compensation programs to achieve the Company’s short- and long-term goals, creating long-term stockholder value

We maintain a robust compensation clawback policy

8	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

PROXY SUMMARY
Corporate Social Responsibility
We facilitate sustainable and responsible growth by being a great place to work. We listen to our employees so that our programs and resources enhance their experience and further their careers with us. We deliver on our commitment to be a great place to work by being an inclusive workplace for our employees, creating opportunities for employees to grow and develop, recognizing and rewarding performance and supporting employees’ physical, emotional, social and financial wellness. We provide compensation, benefits and resources to employees that reflect our commitment to be a great place to work.
With these goals in mind, we maintain a strong record of sustainability, community engagement, cultural diversity and education and training. During 2020, First Hawaiian Bank, its Foundation and 98% of its employees contributed approximately $5.51 million to more than 200 charities in the areas of COVID-19 relief and recovery, education and financial literacy, health and human services and arts and culture. Professional development courses and our award-winning online talent development program contribute to an inclusive and healthy work environment for our 2,100+ employees.

$5.51M	4,000	4,500	90+

Donated to >200 charities, by the bank, its foundation and 98% of its employees, to support:
•
COVID-19 relief and recovery

•
Education and financial literacy

•
Health and human services

•
Arts and culture

	Pounds of e-waste collected and properly disposed of.	Energy Star monitors used throughout our facilities	Professional development courses in our award-winning, online talent development program and an inclusive and healthy work environment for our 2100+ employees
Environmental Impact
While our business model does not include production or distribution in the more traditional sense, we still examine ways to reduce waste, promote recycling, decrease air pollution, conserve energy and educate our associates about the benefits of environmental sustainability.
We actively champion resource reduction policies and practices. We focus on being responsible stewards of our natural resources in our decisions and our actions. We reduced our reliance on paper by 23% with our shift to remote work and video conferencing technologies. In 2020, we made energy-efficient upgrades to our facilities as well as key building systems at our First Hawaiian headquarters. These investments resulted in a 13% cost savings in our utility costs compared to the prior year. We installed higher efficiency LED technology with motion sensors, added window tinting and replaced air conditioning equipment with optimized cooling capacity for our buildings. We continue to work toward our goal of eliminating single use plastics in the Bank’s cafeterias. In addition, First Hawaiian Bank provides a 50% bus pass subsidy for employees, uses 4,500 Energy Star monitors in its facilities and properly disposed of more than 4,000 pounds of e-waste. We continue to look for new ways to minimize our impact on the environment, which include conducting HVAC optimization and installation of photovoltaic systems to harness solar energy.
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	9

PROXY SUMMARY
EXECUTIVE COMPENSATION HIGHLIGHTS
We believe the design and governance of our executive compensation program encourages executive performance consistent with the highest standards of risk management. The following table summarizes the notable features of our 2020 executive compensation program, which were designed to align with “best practice” compensation governance.
Practices We Employ	Practices We Avoid

Substantial portion of pay in the form of variable, performance-based awards

75% of CEO’s 2020 compensation was performance-based

Stock ownership guidelines for our executives and non-employee directors

Engage with stockholders on governance and compensation

Double-trigger vesting for executive change-in-control payments

Clawback policy that applies to cash and equity compensation

Independent compensation consultant and independent Board Compensation Committee

Annual risk assessment of compensation policies and program design

Annual evaluation of our peer group to ensure ongoing relevance of each peer member

Strong risk and control policies and consideration of risk management factors in making compensation decisions

Hedging, speculative trading or pledging of shares of Company stock held by employees or directors is prohibited

No gross-up of severance payments or benefits for excise taxes

No dividends paid on unearned performance units or shares

No discounting, reloading or repricing of stock options without stockholder approval

No automatic share replenishment (evergreen) provisions in any share-based plans

No single-trigger vesting of equity-based awards held by executives upon change in control

No new benefit accruals under executive pensions

No multi-year compensation guarantees that could incentivize imprudent risk-taking

10	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

CORPORATE
GOVERNANCE AND
BOARD MATTERS
PROPOSAL 1—ELECTION OF DIRECTORS
Election of Directors
Proposal
•
We are asking stockholders to elect the eight nominees named in this proxy statement to serve on our Board until the 2022 annual meeting of stockholders or until their successors have been duly elected and qualified.

Background
•
All eight nominees currently serve on our Board

•
75% of the members of our Board are independent

•
38% of the members of our Board are women and 63% represent an ethnic minority

The Board of Directors unanimously recommends that you vote “FOR” the election of each of the nominees for director.

Our Board currently has eight members, consisting of our Chief Executive Officer and President (who also serves as Chairman of the Board) and seven other directors, six of whom are “independent” under the listing standards of NASDAQ. The terms of office of all eight directors expire at the Annual Meeting.
Our Amended and Restated Bylaws (the “Bylaws”) provide that the Board will consist of no less than five directors. Pursuant to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), the number of directors constituting our Board will be fixed from time to time by resolution of the Board.
At the Annual Meeting, you will be asked to elect eight individuals to serve on the Board. The Board has nominated all eight current members of the Board for re-election as directors at the Annual Meeting, each to serve for a one-year term expiring at the next annual meeting of stockholders in 2022. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.
All of our directors are elected annually by the affirmative vote of a majority of votes cast.
•
A director who fails to receive a majority of FOR votes will be required to tender his or her resignation to our Board.

•
Our Corporate Governance and Nominating Committee will then assess whether there is a significant reason for the director to remain on our Board and will make a recommendation to our Board regarding the resignation.

For detailed information on the vote required for the election of directors and the choices available for casting your vote, please see “Frequently Asked Questions.”
Required Vote
With regard to the election of the director nominees, votes may be cast in favor or against. A majority of the votes cast is required for the election of directors in an uncontested election (which is the case for the election of directors at the 2021 Annual Meeting). A majority of the votes cast means that the number of votes cast “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee.

The Board of Directors unanimously recommends that you vote FOR the election of each of the nominees named below.
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	11

CORPORATE GOVERNANCE AND BOARD MATTERS
DIRECTOR NOMINEES
The Corporate Governance and Nominating Committee of the Board seeks candidates for nomination to the Board who are qualified to be directors consistent with the Company’s corporate governance guidelines, as described below under the section entitled “Board of Directors, Committees and Governance—Corporate Governance Guidelines and Code of Conduct and Ethics.” In evaluating the suitability of individuals for Board membership, the Corporate Governance and Nominating Committee considers many factors. Those factors include:
•
whether the individual meets various independence requirements;

•
the individual’s general understanding of the varied disciplines relevant to the success of a publicly traded company in today’s business environment;

•
understanding of the Company’s business and markets;

•
professional expertise and educational background; and

•
other factors that promote diversity of views and experience.

The Corporate Governance and Nominating Committee evaluates each individual in the context of the Board as a whole, with the objective of recruiting and recommending a slate of directors that can best perpetuate the Company’s success and represent stockholder interests through the exercise of sound judgment, based on its diversity of experience. In determining whether to recommend a director for re-nomination, the Corporate Governance and Nominating Committee also considers the director’s attendance at, participation in and contributions to Board and committee activities.
The following table sets forth certain information regarding the director nominees standing for re-election at the Annual Meeting. Additional biographical information on each of the nominees is included below.

Name	Age	Tenure	Independent(1)	Position
Robert S. Harrison	60	2016		Chairman of the Board, President and CEO
Matthew J. Cox	59	2016		Director
W. Allen Doane	73	2016		Director
Faye W. Kurren	70	2018		Director
Allen B. Uyeda	71	2016		Lead Independent Director
Jenai S. Wall	62	2018		Director
Vanessa L. Washington	61	2020		Director
C. Scott Wo	55	2018		Director

(1)
“Independent” under NASDAQ listing standards.

In considering the nominees’ individual experience, qualifications, attributes, skills and past Board participation, the Corporate Governance and Nominating Committee and the Board have concluded that when considered all together, the appropriate experience, qualifications, attributes, skills and participation are represented for the Board as a whole and for each of the Board’s committees. There are no family relationships among any directors and executive officers. Each nominee has indicated a willingness to serve, and the Board has no reason to believe that any of the nominees will not be available for election. However, if any of the nominees is not available for election, proxies may be voted for the election of other persons selected by the Board. Proxies cannot, however, be voted for a greater number of persons than the number of nominees named. Stockholders of the Company have no cumulative voting rights with respect to the election of directors.

12	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
DIRECTOR NOMINEE BIOGRAPHIES
COMMITTEES • Compensation	Matthew J. Cox	Age 59 Independent Director since 2016

BACKGROUND
FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2016 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (2014 to present)

•
Member of the Risk Committee (2014 to March 2016)

MATSON, INC., a public company and leading carrier for ocean transportation services in the Pacific
•
Chairman of the Board (April 2017 to present)

•
Chief Executive Officer (June 2012 to present)

•
Previously served as Chief Operating Officer and Chief Financial Officer

DISTRIBUTION DYNAMICS, INC., a provider of outsourced logistics, inventory management and integrated information services
•
Chief Operating Officer and Chief Financial Officer

AMERICAN PRESIDENT LINES, LTD., a global transportation and logistics company
•
Served in a variety of executive and financial positions

OTHER PUBLIC COMPANY DIRECTORSHIPS
•
Current Chairman, Matson, Inc.

OTHER ENGAGEMENTS
•
Current member of the Board, World Shipping Council

•
Current member of the Advisory Board, Catholic Charities of Hawaii

•
Current member of the Advisory Board, University of Hawaii Shidler College of Business

•
Member of the Board, Pacific Maritime Association (2008 to 2012)

•
Director, Standard Club (2012-2017)

EDUCATION
•
Bachelor’s degree in Accounting and Finance, University of California, Berkeley

QUALIFICATIONS
•
Mr. Cox brings to the Board of First Hawaiian extensive experience in supervising and performing company financial functions.

•
As the current Chairman of the Board and Chief Executive Officer of a leading trans-Pacific shipping firm, Mr. Cox offers a wealth of management experience, business understanding and knowledge of the local business community.

•
Additionally, Mr. Cox’s experience as the chief executive officer of a publicly traded company has given him front-line exposure to many matters relevant to First Hawaiian.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	13

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES • Audit • Corporate Governance and Nominating	W. Allen Doane	Age 73 Independent Director since 2016

BACKGROUND
FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2016 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (1999 to present)

•
Chairman of the Audit Committee (2012 to present)

BANCWEST
•
Member of the Board of Directors (2004 to 2006 and 2012 to January 2019)

ALEXANDER & BALDWIN, INC., a Hawaii public company with interests in, among other things, commercial real estate and real estate development
•
Chairman and Chief Executive Officer (1998 to 2010, upon retirement)

•
Served in a variety of executive roles (1991 to 1998)

SHIDLER GROUP, a real estate investment organization
•
Chief Operating Officer

IU INTERNATIONAL CORPORATION, a Philadelphia-based public company
•
Served in a variety of executive positions

C. BREWER & CO. LTD., one of Hawaii’s oldest operating companies, which has since been dissolved
•
Served in a variety of executive positions

OTHER PUBLIC COMPANY DIRECTORSHIPS
•
Current member of the Board and the Audit Committee, Pacific Guardian Life Insurance Company, the largest domestic life and disability insurer in Hawaii

•
Member of the Board (1998-2020) and the Audit Committee (2010 to 2020), Alexander & Baldwin, Inc.

EDUCATION
•
M.B.A., Harvard Business School

•
Bachelor’s degree, Brigham Young University

QUALIFICATIONS
•
As the retired Chairman and Chief Executive Officer of Alexander & Baldwin, Inc., Mr. Doane brings to the First Hawaiian Board broad-based knowledge about Hawaii and its business environment, as well as extensive financial and managerial experience.

•
Mr. Doane’s experience leading a large, publicly traded, diversified company focused on ocean transportation and real estate, combined with his experience at First Hawaiian, brings valuable insight to the Board in overseeing a wide range of banking, audit and financial matters.

14	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
Robert S. Harrison	Age 60 Chairman of the Board since 2016

BACKGROUND
FIRST HAWAIIAN, INC.
•
Chairman and Chief Executive Officer (2016 to present)

•
President (August 2019 to present)

FIRST HAWAIIAN BANK
•
Chairman and Chief Executive Officer (January 2012 to present)

•
President (August 2019 to present)

•
President (December 2009 to June 2015)

•
Chief Operating Officer (December 2009 to January 2012)

•
Vice Chairman (2007 to 2009)

•
Chief Risk Officer (2006 to 2009)

•
Mr. Harrison joined First Hawaiian Bank’s Retail Banking group in 1996 and has over 30 years of experience in the financial services industry in Hawaii and on the U.S. mainland

BANCWEST CORPORATION (“BancWest”)
•
Vice Chairman (2010 to 2019)

OTHER PUBLIC COMPANY DIRECTORSHIPS
•
Alexander & Baldwin, Inc., a Hawaii publicly traded company with interests in, among other things, commercial real estate and real estate development (2012 to 2020)

OTHER ENGAGEMENTS
•
Current Chairman, Hawaii Medical Service Association, the Blue Cross/Blue Shield affiliate in Hawaii

•
Current member of the Board, Pacific Guardian Life Insurance Company, the largest domestic life and disability insurer in Hawaii

•
Current member of the Board, Hawaii Community Foundation

•
Current member of the Board, Hawaii Bankers Association

•
Current member of the Board, Hawaii Business Roundtable

•
Current member of the Board, Maryknoll Foundation

•
Current member of the Executive Committee, Mid-Size Bank Coalition of America

EDUCATION
•
M.B.A., Cornell University

•
Bachelor’s degree in Applied Mathematics, University of California, Los Angeles

QUALIFICATIONS
•
Mr. Harrison’s qualifications to serve on the Board include his operating, management and leadership experience as First Hawaiian Bank’s Chairman, President and Chief Executive Officer, as well as his prior experience as First Hawaiian Bank’s Chief Operating Officer and as its Chief Risk Officer.

•
Mr. Harrison has extensive knowledge of, and has made significant contributions to, the growth of First Hawaiian and First Hawaiian Bank.

•
Mr. Harrison also brings to First Hawaiian’s Board his expertise in the financial services industry generally and in Hawaii in particular.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	15

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES • Audit • Corporate Governance and Nominating	Faye Watanabe Kurren	Age 70 Independent Director since 2018

BACKGROUND
FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2018 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (2005 to present)

•
Currently serves on the Senior Trust Committee of the Board of Directors of the Bank

HAWAII DENTAL SERVICE, a Honolulu, Hawaii-based dental insurance company with the largest network of participating dentists in Hawaii
•
President and Chief Executive Officer (2003 to 2014, upon retirement)

TESORO HAWAII, LLC, a former subsidiary of Marathon Petroleum (f/k/a Tesoro Corporation and Andeavor)
•
President (1998 to 2003)

OTHER ENGAGEMENTS
•
Current Advisory Director, First Insurance Company of Hawaii

•
Past Chairperson of the Hawaii State Commission on the Status of Women

•
Past Chairperson, University of Hawaii Foundation

•
Past Chairperson, Hawaii State Chapter of the American Red Cross

EDUCATION
•
J.D., University of Hawaii

•
Masters of Arts in Sociology, University of Chicago

•
Bachelor of Arts in Sociology, Stanford University

QUALIFICATIONS
•
Ms. Kurren’s experience as the president and chief executive officer of a major, local healthcare insurance company provides her with extensive experience in an important local industry and provides the Board with expertise in management and corporate governance matters.

•
In addition, having served as the president of the subsidiary of a publicly traded company, Ms. Kurren possesses financial skills that qualify her as one of three audit committee financial experts serving on the Audit Committee.

16	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
LEAD INDEPENDENT DIRECTOR COMMITTEES • Compensation • Corporate Governance and Nominating • Risk	Allen B. Uyeda	Age 71 Independent Director since 2016

BACKGROUND
FIRST HAWAIIAN, INC.
•
Lead Independent Director

•
Member of the Board of Directors (2016 to present)

FIRST HAWAIIAN BANK
•
Lead Independent Director

•
Member of the Board of Directors (2001 to present)

•
Member and Chairman of the Risk Committee (2012 to present)

BANCWEST
•
Member of the Board of Directors and Member of the Risk Committee (2012 to January 2019)

FIRST INSURANCE COMPANY OF HAWAII, a Honolulu-based property and casualty insurance company that, during the course of Mr. Uyeda’s leadership, became a subsidiary of Tokio Marine Holdings, Inc., a multinational insurance holding company listed on the Tokyo Stock Exchange
•
Chief Executive Officer (1995 to 2014)

CONTINENTAL INSURANCE COMPANY, prior to its acquisition by CNA Financial Corporation, a public unified holding company for insurance entities
•
Vice President and Chief Financial Officer of the Agency and Brokerage Group

INTERNATIONAL PAPER, a public company with interests in paper-based packaging, paper and pulp industries
•
Management and financial analyst experience

JOHNSON CONTROLS, INC., a public company that provides batteries and builds efficiency services
•
Project Management and engineering experience

OTHER ENGAGEMENTS
•
Current member of the Board, The Queen’s Health Systems and The Queen’s Medical Center

•
Current Special Advisor to the Oahu Economic Development Board

EDUCATION
•
M.B.A., the Wharton School at the University of Pennsylvania

•
Bachelor’s degree in Electrical Engineering, Princeton University

QUALIFICATIONS
•
Mr. Uyeda brings to the First Hawaiian Board extensive knowledge of Hawaii and experience in supervising and performing company financial functions.

•
Mr. Uyeda’s experience serving as chief executive officer of a major local insurance company, combined with his risk management and leadership skills, knowledge of our market and sensitivity to the economy, bring valuable insight and critical skills to our Board.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	17

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES • Compensation • Risk	Jenai S. Wall	Age 62 Independent Director since 2018

BACKGROUND
FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2018 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (1995 to present)

FOODLAND SUPER MARKET, LTD.
•
Chairman and Chief Executive Officer (1998 to present)

•
Chief Executive Officer of the other entities that comprise the Sullivan Family of Companies, including Food Pantry, Ltd., Kalama Beach Corporation, Pacific Warehouse, Inc. and The Coffee Bean and Tea Leaf Hawaii

OTHER PUBLIC COMPANY DIRECTORSHIPS
•
Current Director, Matson, Inc.

•
Director of Alexander & Baldwin, Inc. (April 2015 to April 2019)

OTHER ENGAGEMENTS
•
Current Chair, The Queen’s Health Systems and The Queen’s Medical Center

•
Current member of the Board, Servco Pacific, Inc.

•
Current member of the Board, ‘Iolani School

EDUCATION
•
M.B.A., Columbia University

•
Bachelor’s degree in Mathematics, Wellesley College

QUALIFICATIONS
•
Ms. Wall’s over 20 years’ experience as chief executive officer of Hawaii’s largest locally owned supermarket chain and her experience as a director of publicly traded entities, as well as her substantial involvement on the boards of directors of several prominent Hawaii charitable organizations, have provided her with a wealth of experience in management, business and finance.

18	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES • Risk	Vanessa L. Washington	Age 61 Director since 2020

BACKGROUND
FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2020 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (October 2020 to present)

BANK OF THE WEST, San Francisco, California
•
Senior Executive Vice President and General Counsel (2006 to October 2020, upon retirement). Served in various capacities, including executive responsible for Information and Physical Security, Compliance and Corporate Social Responsibility.

•
Served as Corporate Secretary for BNP Paribas USA, Inc., the holding company of Bank of the West, based in Newyork, Newyork (2016 to October 2020, upon retirement)

Prior to the Company’s initial public offering in August 2016, the Company was a wholly owned subsidiary of BancWest Corporation. BNP Paribas fully exited its ownership position in the Company, held through BancWest Corporation, in February 2019.
CATELLUS DEVELOPMENT CORPORATION, a publicly traded REIT, San Francisco, California
•
General Counsel (2001 to 2005). Also responsible for Human Resources, Compliance and Environmental Groups

CALIFORNIA FEDERAL BANK, San Francisco, California
•
Senior Vice President, Associate General Counsel and Secretary (1992 to 2001). Managed teams providing services for corporate, securities and real estate areas.

OTHER ENGAGEMENTS
•
Current Director, Chair of the Audit Committee and a Member of the Executive and Compensation Committees of the Board of Directors, Habitat for Humanity of the Greater Bay Area

•
Current member of the American College of Real Estate Lawyers

•
Recently served on the Managing Board of The Clearing House.

•
Member of the California Bar Association

•
Member of the Georgia Bar Association

EDUCATION
•
J.D., University of California Berkeley School of Law

•
Bachelor’s degree, University of North Carolina, Chapel Hill

QUALIFICATIONS
•
Ms. Washington’s over 20 years of banking industry experience, including 16 years in a senior position with a major US banking subsidiary of one of the largest banking organizations in the world, as well as her service with two publicly traded corporations, provide her with valuable insights and perspective on a number of areas relevant to First Hawaiian.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	19

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES • Audit • Risk	C. Scott Wo	Age 55 Independent Director since 2018

FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2018 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (2014 to present)

BACKGROUND
C.S. WO & SONS, LTD., his family’s home furnishings enterprise founded in 1909
•
Owner

KUNIA COUNTRY FARMS, one of the largest aquaponics farms in the State of Hawaii
•
Partner/Manager

COLUMBIA BUSINESS SCHOOL, New York City
•
Adjunct Professor of Management

OTHER ENGAGEMENTS
•
Current Investment Committee Chair, University of Hawaii Foundation

•
Current Finance Committee Chair, The Queen’s Health System

•
Current Finance Committee Chair, Takitani Foundation

•
Current member of the Advisory Board, American Red Cross, Hawaii State Chapter

EDUCATION
•
Ph.D. in Finance, the Anderson School at UCLA

•
M.B.A., Columbia Business School at Columbia University

•
Bachelor of Science in Economics, the Wharton School at the University of Pennsylvania

QUALIFICATIONS
•
Dr. Wo brings entrepreneurial and business-building skills and experience to First Hawaiian through his experience as an owner of a large local furniture business.

•
In addition, through his education and experience as an Adjunct Professor of Management at Columbia Business School, Mr. Wo has developed outstanding business, finance and accounting skills that he brings to his service on the Audit and Risk Committees.

BOARD OF DIRECTORS, COMMITTEES AND GOVERNANCE
Our Board provides oversight with respect to our overall performance, strategic direction and key corporate policies. It approves major initiatives, advises on key financial and business objectives and monitors progress with respect to these matters. Members of the Board are kept informed of our business by various reports and documents provided to them on a regular basis, including operating and financial reports and audit reports made at Board and committee meetings by our Chief
Executive Officer, Chief Financial Officer, Chief Risk Officer and other officers.
The Board has four standing committees, the principal responsibilities of which are described below under the section entitled “—Committees of Our Board of Directors.” Additionally, the directors meet in regularly scheduled executive sessions, without First Hawaiian management (generally other than Mr. Harrison) present, at each regularly scheduled meeting of the Board.

Meetings
The Board met nine times in 2020. Each member of the Board attended more than 75% of the total number of meetings of the Board and the committees on which he or she served. We strongly encourage, but do not require, the members of our Board to attend annual meetings of our stockholders. All seven then-serving members of the Board attended our 2020 annual meeting of stockholders.

20	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
Director Independence
Our common stock is listed on NASDAQ and, as a result, we are subject to the corporate governance listing standards of the exchange. The NASDAQ corporate governance standards generally require a majority of independent directors on the board of directors and fully independent audit, nominating and compensation committees.
Our Board consists of eight directors, six of whom are independent. A director is independent if the Board affirmatively determines that he or she satisfies the independence standards set forth in the applicable rules of NASDAQ, has no material relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent within the meaning of Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”). The Board has reviewed the independence of our current non-employee directors and has determined that each of Matthew J. Cox, W. Allen Doane, Faye W. Kurren, Allen B. Uyeda, Jenai S. Wall
and C. Scott Wo is an independent director. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors, the details of which are not required to be disclosed in this Proxy Statement pursuant to Item 404(a) of Regulation S-K. In addition, in determining the independence of its directors, the Board considered that certain businesses in which Ms. Wall and her spouse have a material interest, particularly Foodland Super Market, Ltd., as well as certain businesses in which Mr. Wo has a material interest, specifically C.S. Wo & Sons, Ltd. and Kunia Country Farms, have loans that were made by the Bank in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and that did not involve more than the normal risk of collectability or present other unfavorable features.

Board Leadership Structure and Qualifications
Chief Executive Officer and President and Chairman of the Board
Robert S. Harrison
We believe that our directors should have the highest professional and personal ethics and values, consistent with our long-standing values and standards. They should have broad experience at the policy-making level in business, government or banking. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on boards of other companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders.
Lead Independent Director
Allen B. Uyeda
When considering potential director candidates, our Board also considers the candidate’s:
•
character,

•
judgment,

•
diversity, including racial and gender diversity, as well as other forms of diversity,

•
skills, including financial literacy, and

•
experience in the context of our needs and those of the Board.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	21

CORPORATE GOVERNANCE AND BOARD MATTERS
The corporate governance guidelines of our Board provide that the Board may, in its sole discretion, designate one of the independent directors as its lead director to preside over meetings of the Board held in the absence of any director who is also an executive officer and to have such additional responsibilities and authority as the Board may direct from time to time.
Currently, Robert S. Harrison serves as our Chief Executive Officer and President and as the Chairman of our Board, and Allen B. Uyeda has been designated to serve as the lead independent director of our Board.
Our Chief Executive Officer is generally in charge of our business affairs, subject to the overall direction and supervision of the Board and its committees, and is the only member of our management team that serves on the Board. Our Board believes that combining the roles of Chairman of the Board and Chief Executive Officer and appointing a lead independent director is the most effective board leadership structure for us and that it provides an effective balance of strong leadership and independent oversight. Having one individual serve as both Chief Executive Officer and Chairman contributes to and enhances the Board’s efficiency and effectiveness, as the Chief Executive Officer is generally in the best position to inform our independent directors about our operations, the competitive market and other challenges facing our business. Our Board believes that the Chief Executive Officer is in the best position to most effectively serve as the Chairman of the Board for many reasons as he is closest to many facets of our business and has frequent contact with our customers, regulators and other stakeholders in our business. The Board believes that combining the roles of Chief Executive Officer and Chairman of the Board also promotes timely communication between management and the Board on critical matters, including strategy, business results and risks, because of Mr. Harrison’s direct involvement in the strategic and day-to-day management of our business.

Committees of Our Board of Directors
The standing committees of our Board consist of an audit committee, a corporate governance and nominating committee, a compensation committee and a risk committee. The responsibilities of these committees are described below. Our Board may also establish various other committees to assist it in its responsibilities.

The following table summarizes the current membership of the Board and each of its committees:
Committee Membership
Name	Independent(1)	Audit	Compensation	Corporate Governance and Nominating	Risk
Matthew J. Cox
W. Allen Doane
Robert S. Harrison
Faye W. Kurren
Allen B. Uyeda
Jenai S. Wall
Vanessa L. Washington
C. Scott Wo
Chairman of the Board	Committee Chair	Committee Member	Lead Independent Director	Audit Committee financial expert

(1)
“Independent” under NASDAQ listing standards.

Committee Charters and our other governance documents are available at: ir.fhb.com/corporate-governance/highlights.
22	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS
• W. Allen Doane
•
Faye W. Kurren

•
C. Scott Wo

All members of the Audit Committee are independent under Nasdaq listing standards.

All members of the Audit Committee are “audit committee financial experts.”

CHARTER
The Audit Committee has adopted a written charter that specifies the scope of its duties and responsibilities, including those listed here. The charter is available on our website at www.fhb.com under the Investor Relations tab.
Audit Committee	Meetings in 2020: 6

OVERVIEW
The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of:
•
the integrity of our financial statements and regulatory reporting;

•
our compliance with legal and regulatory requirements;

•
the appointment, dismissal, compensation, qualifications and independence of our independent auditors;

•
the performance of our internal audit function and independent auditors;

•
our systems of disclosure controls and procedures, as well as our internal controls over financial reporting; and

•
our compliance with our ethical standards.

KEY RESPONSIBILITIES
•
Appoints, oversees and determines the compensation of our independent auditors;

•
Reviews and discusses our financial statements and the scope of our annual audit to be conducted by our independent auditors and approves all audit fees;

•
Reviews and discusses our financial reporting activities, including our annual report, and the accounting standards and principles followed in connection with those activities;

•
Pre-approves audit and non-audit services provided by our independent auditors;

•
Meets with management and our independent auditors to review and discuss our financial statements and financial disclosure;

•
Establishes and oversees procedures for the treatment of complaints regarding accounting and auditing matters;

•
Reviews the scope and staffing of our internal audit function and our disclosure and internal controls; and

•
Monitors our legal, ethical and regulatory compliance.

QUALIFICATIONS
Pursuant to the Audit Committee’s charter, the Audit Committee must:
•
consist of at least three members, all of whom are required to be “independent” under the listing standards of NASDAQ and meet the requirements of Rule 10A-3 of the Exchange Act; and

•
include at least one “audit committee financial expert.”

AUDIT COMMITTEE REPORT The Audit Committee Report is on page 76 of this proxy statement.
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	23

CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS
• Matthew J. Cox
•
Allen B. Uyeda

•
Jenai S. Wall

All members of the Compensation Committee are independent under Nasdaq listing standards.

CHARTER
The Compensation Committee has adopted a written charter that specifies the scope of its duties and responsibilities, including those listed here. The charter is available on our website at www.fhb.com under the Investor Relations tab.
Compensation Committee	Meetings in 2020: 7 Meetings to date in 2021: 3
OVERVIEW The Compensation Committee is responsible for discharging the responsibilities of our Board relating to compensation of our executives and directors.

KEY RESPONSIBILITIES
•
Reviews and approves our compensation programs and incentive plans, including those for our executive officers;

•
Reviews our overall compensation philosophy;

•
Prepares our Compensation Committee report, reviews and discusses with management our compensation discussion and analysis and recommends its inclusion in our annual proxy statement or report;

•
Reviews and approves director compensation and recommends to the Board any changes thereto;

•
Reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer; and

•
Oversees, in consultation with management, regulatory compliance with respect to compensation matters.

QUALIFICATIONS
Pursuant to the Compensation Committee’s charter and NASDAQ rules, the Compensation Committee must:
•
consist of at least two members, and,

•
except under exceptional and limited circumstances, must consist solely of independent directors.

COMPENSATION COMMITTEE REPORT The Compensation Committee Report is on page 65 of this proxy statement.
Outside Compensation Consultant Services

For 2020, the Compensation Committee retained the services of Pay Governance LLC as an independent outside compensation consultant (“Pay Governance”) to perform a competitive assessment of First Hawaiian’s executive and director compensation programs, as well as to provide guidance on the changing regulatory environment governing executive compensation. The Compensation Committee regularly reviews the services provided by Pay Governance and believes that Pay Governance is independent in providing executive compensation consulting services. For more information about the role of Pay Governance as an independent outside compensation consultant, see “Compensation
Discussion and Analysis—Compensation Governance Process—Role of the Compensation Consultant and Independence.”
Our Chief Executive Officer, in conjunction with members of the Compensation Committee and the Executive Vice President, Human Resources develops recommendations regarding the appropriate mix and level of compensation for our NEOs (other than himself) while considering the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee. The Chief Executive Officer meets with the Compensation Committee to discuss the compensation recommendations for the other NEOs. Our Chief Executive Officer does not participate in Compensation Committee discussions relating to his compensation.

24	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee is or has been one of our officers or employees, and none will have any relationships with us of the type that is required to be disclosed under Item 404 of Regulation S-K. None of our executive officers serves or has served as a member of the Board, Compensation Committee or other Board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	25

CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS
• Allen B. Uyeda
•
W. Allen Doane

•
Faye W. Kurren

All members of the Corporate Governance and Nominating Committee are independent under Nasdaq listing standards.

CHARTER
The Corporate Governance and Nominating Committee has adopted a written charter that specifies the scope of its duties and responsibilities, including those listed here. The charter is available on our website at www.fhb.com under the Investor Relations tab.
Corporate Governance and Nominating Committee	Meetings in 2020: 4

OVERVIEW
The Corporate Governance and Nominating Committee is responsible for:
•
ensuring an effective and efficient system of corporate governance by clarifying the roles of our Board and its committees;

•
identifying, evaluating and recommending to our Board candidates for directorships;

•
reviewing and making recommendations with respect to the size and composition of our Board; and

•
reviewing and overseeing our corporate governance guidelines and for making recommendations to our Board concerning governance matters.

KEY RESPONSIBILITIES
•
Identifies individuals qualified to be directors consistent with our corporate governance guidelines and evaluates and recommends director nominees for approval by our Board;

•
Reviews Board committee assignments and makes recommendations to our Board concerning the structure and membership of Board committees;

•
Annually reviews our corporate governance guidelines and recommends any changes to our Board; and

•
Assists management with the preparation of the disclosure in our annual proxy statement regarding director independence and the operations of the Corporate Governance and Nominating Committee.

QUALIFICATIONS
Pursuant to the Corporate Governance and Nominating Committee’s charter, the Corporate Governance and Nominating Committee must consist of at least three members, all of whom are independent under NASDAQ rules.

26	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS
• Allen B. Uyeda
•
Jenai S. Wall

•
Vanessa L. Washington

•
C. Scott Wo

Three of the four members of the Risk Committee are independent under Nasdaq listing standards.

CHARTER
The Risk Committee has adopted a written charter that specifies the scope of its duties and responsibilities, including those listed here. The charter is available on our website at www.fhb.com under the Investor Relations tab.
Risk Committee	Meetings in 2020: 4

OVERVIEW
The Risk Committee assists the Board in fulfilling its responsibilities for oversight of our enterprise-wide risk management framework, including reviewing our overall risk appetite, risk management strategy and policies and practices established by management to identify and manage the risks we face.

KEY RESPONSIBILITIES
•
Reviews and approves our risk management framework, including a clearly articulated risk appetite statement;

•
Oversees significant credit policies and reviews and approves major changes to them;

•
Oversees significant policies and practices governing the management of market risk;

•
Annually approves the acceptable level of liquidity risk that we may assume in connection with our operating strategies;

•
Reviews consolidated reports on operational risk, including, to the extent available, key risk indicators;

•
Provides oversight responsibility and accountability for capital planning, and oversees and approves significant capital policies;

•
Reviews and approves the policies and procedures for stress testing processes; and

•
Evaluates and discusses summary information about stress test results to ensure that the stress tests are consistent with our risk appetite and overall business strategy.

QUALIFICATIONS Pursuant to the Risk Committee’s charter, the Risk Committee must: • consist of at least three members, a majority of whom must not currently be employees at the Company or the Bank.
Board Oversight of Risk Management
Our Board believes that effective risk management and control processes are critical to:
•
our safety and soundness,

•
our ability to predict and manage the challenges that we face, and

•
ultimately, our long-term corporate success.

The role of our Board in our risk oversight is consistent with our leadership structure, with our
Chief Executive Officer and the other members of senior management having responsibility for assessing and managing our risk exposure, and our Board and its committees providing oversight in connection with those efforts. We believe this division of risk management responsibilities presents a consistent, systemic and effective approach for identifying, managing and mitigating risks throughout our operations.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	27

CORPORATE GOVERNANCE AND BOARD MATTERS
Board of Directors

Our Board is responsible for overseeing our risk management processes, with each of the committees of our Board assuming a different and important role in overseeing the management of the risks we face.Our Board exercises oversight directly and through its committees, as further described below.

Audit Committee	Compensation Committee

The Audit Committee is responsible for overseeing:
•
risks associated with financial matters (particularly financial reporting, accounting practices and policies, disclosure controls and procedures and internal control over financial reporting);

•
the Company’s compliance with legal and regulatory requirements; and

•
the performance of the Company’s internal audit function.

The Compensation Committee has primary responsibility for overseeing risks and exposures associated with our compensation policies, plans and practices regarding both executive compensation and the compensation structure generally.
Our Compensation Committee, in conjunction with our Chief Executive Officer and Chief Risk Officer and other members of our management as appropriate, reviews our incentive compensation arrangements to ensure these arrangements are consistent with applicable laws and regulations, including safety and soundness requirements, and do not encourage imprudent or excessive risk-taking by our employees.

Corporate Governance and Nominating Committee	Risk Committee
The Corporate Governance and Nominating Committee oversees: • risks associated with the independence of our Board. • Board and committee composition and functioning
The Risk Committee of our Board:
•
oversees our enterprise-wide risk management framework, which establishes our overall risk appetite and risk management strategy and enables our management to understand, manage and report on the risks we face;

•
reviews and oversees policies and practices established by management to identify, assess, measure and manage key risks we face, including the risk appetite metrics developed by management and approved by our Board; and

•
reviews and receives regular briefings concerning the Company’s information security and technology risks, including discussions of the Company’s information security and cybersecurity risk management programs.

Senior Management

Our senior management is responsible for:
•
implementing and reporting to our Board regarding our risk management processes, including by assessing and managing the risks we face, including strategic, operational, regulatory, investment and execution risks, on a day-to-day basis; and

•
creating and recommending to our Board for approval appropriate risk appetite metrics reflecting the aggregate levels and types of risk we are willing to accept in connection with the operation of our business and pursuit of our business objectives.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Corporate Governance Guidelines and Code of Conduct and Ethics
Our Board has adopted corporate governance guidelines, which are accessible through our corporate website at www.fhb.com under the Investor Relations tab, which set forth a framework within which our Board, assisted by Board committees, will direct the Company’s affairs. These guidelines address, among other things:
•
the composition and functions of our Board,

•
director independence,

•
compensation of directors,

•
management succession and review, and

•
Board committees and selection of new directors, including detailed procedures to be followed in the event that one or more directors do not receive a majority of the votes cast “for” his or her election at the Annual Meeting.
Our Board has adopted a code of conduct and ethics applicable to our directors, officers and employees. A copy of that code is available on our corporate website at www.fhb.com under the Investor Relations tab. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our corporate website at www.fhb.com as required by applicable law or listing requirements.

Stockholder Communications with the Board of Directors
Stockholders and any interested parties may communicate with the Board by sending correspondence addressed to the Board or one or more specific directors at the following address:
First Hawaiian, Inc. c/o the Secretary 999 Bishop Street Honolulu, Hawaii 96813
All communications will be submitted by the Company’s Secretary to the relevant director or directors as addressed.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	29

CORPORATE GOVERNANCE AND BOARD MATTERS
2020 DIRECTOR COMPENSATION
The following table lists the individuals who received compensation in 2020 for their service as directors of First Hawaiian. Any FHI director who also serves on the board of directors of the Bank does not receive any director compensation for service on the board of directors of the Bank except as specifically noted below. Any director who is an officer of the Company does not receive any director compensation.
Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	All Other Compensation(4) ($)	Total ($)
Matthew J. Cox	$95,000	$69,988	$1,515	$166,503
W. Allen Doane	112,000	69,988	487	182,475
Faye W. Kurren	88,000	69,988	6,487	164,475
Allen B. Uyeda	159,000	69,988	487	229,475
Jenai S. Wall	85,000	69,988	487	155,475
Vanessa L. Washington	18,750	36,623	515	55,888
C. Scott Wo	90,000	69,988	1,487	161,475

(1)
Ms. Washington was appointed as a director on October 13, 2020.

(2)
The amounts in this column represent annual cash retainers, committee chair and committee membership fees.

(3)
The amounts in this column represent the grant date fair value, as determined in accordance with FASB ASC Topic 718, of awards of restricted stock units granted in 2020 pursuant to the First Hawaiian, Inc. 2016 Non-Employee Director Plan. Awards generally vest and settle on the earlier of one year after grant or the date of the next annual meeting of stockholders. Aggregate restricted stock unit awards outstanding as of December 31, 2020 are 4,399 for each of Directors Cox, Doane, Kurren, Uyeda, Wall and Wo, respectively, and 2,389 for Ms. Washington.

(4)
Solely for Ms. Kurren, “All Other Compensation” includes $6,000 in fees for attendance at Bank director committee meetings. For each of Directors Cox, Doane, Kurren, Uyeda, Wall, Washington and Wo, “All Other Compensation” reflects a noncash gift provided to First Hawaiian Bank directors.

In making decisions concerning compensation for non-employee directors, the Compensation Committee considers the director compensation levels and practices of peer companies and whether compensation recommendations align with the interests of our stockholders. The Compensation Committee seeks to align total non-employee director compensation with the approximate median of peer group total director compensation. In 2019, the compensation consultant to the Compensation Committee analyzed the competitive position of our director compensation program against the same peer group used for executive compensation purposes and examined how each element of our director compensation program compared to those for members of the peer group. Following its review of this analysis, the Compensation Committee established the director compensation program set forth below. The Compensation Committee intends to review its director compensation practices at least every third year.

30	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
We provide the following compensation for non-employee members of FHI’s Board:
Non-Employee Director Service	Annual Cash Retainer ($)	Annual Equity Compensation Grant Value ($)	Attendance Fee ($)
Board member	65,000	70,000
Supplemental cash retainers:
Chair of the Audit Committee	24,000
Member of the Audit Committee	15,000
Chair of the Compensation and Risk Committees	20,000
Member of the Compensation and Risk Committees	10,000
Chair of the Corporate Governance and Nominating Committee	16,000
Member of the Corporate Governance and Nominating Committee	8,000
Lead Independent Director	30,000
Additional attendance fee:
Attendance at any meeting of any other committee that may be constituted from time to time, including a committee of the Bank’s board of directors			1,500
We also reimburse all directors for reasonable out-of-pocket expenses incurred in connection with the performance of their duties as directors.
Our Board adopted the First Hawaiian, Inc. 2016 Non-Employee Director Plan effective July 22, 2016. Equity awards granted to date under this plan have been in the form of restricted stock units that vest and settle in shares of our common stock one year after the grant date, subject to continued service (or upon an earlier change in control). Awards were granted in 2020 to reflect service as a director for each director’s term as director commencing upon election at the 2020 annual meeting of stockholders and expiring at the Annual Meeting, except that Director Washington, who joined the Board of Directors on October 13, 2020 received a pro rated award reflecting the portion of the 2020-2021 term that she is expected to serve. For 2020, we granted 4,399 shares of our common stock underlying restricted stock units to each of Directors Cox, Doane, Kurren, Uyeda, Wall and Wo and 2,389 shares to Director Washington.

Stock Ownership Guidelines for Non-Employee Directors
To ensure alignment of interests of our non-employee directors with those of our stockholders, we adopted stock ownership guidelines. All non-employee directors are currently in compliance or within their window for compliance with these guidelines. The guidelines are as follows:
Position	Stock Ownership Requirement	Compliance Period
Non-employee directors	3x annual cash retainer	Five years from joining the Board
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	31

ADVISORY VOTE TO
APPROVE AMENDMENT
AND RESTATEMENT
OF THE 2016 NON-
EMPLOYEE DIRECTOR
PLAN
PROPOSAL 2―APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2016 NON-EMPLOYEE DIRECTOR PLAN PRINCIPALLY TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT CAN BE AWARDED UNDER THAT PLAN
Approval of an amendment and restatement of the First Hawaiian, Inc. 2016 Non-Employee Director Plan
Proposal
•
We are asking stockholders to approve the First Hawaiian, Inc. Amended & Restated 2016 Non-Employee Director Plan (the “Amended Plan”), which the Board approved on January 20, 2021.

The Board of Directors unanimously recommends that you vote “FOR” the approval of the amendment and restatement of the 2016 Non-Employee Director Plan to increase the number of shares of common stock that can be awarded under that Plan.

Background
Proposal 2 requests stockholder approval of the Amended Plan, which the Board approved on January 20, 2021. If adopted, the Amended Plan will amend and restate the current plan to include the following principal amendments: (i) an increase in the total number of shares of common stock available for future issuance by the Company to 200,000 and (ii) since BNP Paribas sold its remaining shares of FHI stock in FY2019, completing FHI’s transition to a fully independent company, removal of references to BNP Paribas from the plan. The
Amended Plan is attached to this Proxy Statement as Annex B. The 2016 Non-Employee Director Plan authorized the issuance of 75,000 shares to non-employee directors. Insufficient shares remain available under such plan to make future equity awards in accordance with the Board’s compensation program for non-employee directors (described on page 31 above). Accordingly, the Board is seeking approval of the Amended and Restated Plan to permit future equity awards pursuant to its non-employee director compensation program.

Description of the Amended Plan
Effective Date. The Amended Plan is subject to, and will become effective upon, receipt of approval by our stockholders.
Purpose. The purpose of the Amended Plan is to: (i) attract, retain and motivate non-employee directors of the Board and non-employee directors of FHI’s subsidiaries, (ii) align the interests of such persons with FHI stockholders and (iii) promote ownership of FHI’s equity. To accomplish these purposes, the Amended Plan provides for the grant of non-qualified stock options, stock appreciation rights (“SARs”), restricted shares, restricted stock units, dividend equivalent rights and other equity-based, equity-related or cash-based awards (collectively, “awards”).

32	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

ADVISORY VOTE TO APPROVE AMENDMENT AND RESTATEMENT OF THE 2016 NON-EMPLOYEE DIRECTOR PLAN
Participants. Our seven non-employee directors may participate in the Amended Plan. A director who is also an employee of First Hawaiian or its subsidiaries is not eligible to participate in the Amended Plan.
Shares Subject to the Amended Plan. A total of 200,000 shares of our common stock will be reserved and available for future issuance under the Amended Plan on or after the Effective Date of the plan. If an award granted under the Amended Plan expires, is forfeited or is settled in cash, the shares of our common stock not acquired pursuant to the award will again become available for subsequent issuance. The following types of shares under the Amended Plan will not become available for the grant of new awards under the Amended Plan: (i) shares withheld to satisfy any tax withholding obligation and (ii) shares tendered to, or withheld by, us to pay the exercise price of an option.
The aggregate awards that may be granted to any single non-employee director during a fiscal year, solely with respect to his or her service as a director of the Board, may not exceed $500,000.
Administration of the Amended Plan. The Amended Plan will be administered by the Compensation Committee (and its delegates) unless the Board determines otherwise. For purposes of this summary, we refer to the committee that administers the Amended Plan, and to any person or group to whom this committee delegates authority, as the Compensation Committee. Subject to the terms of the Amended Plan, the Compensation Committee will determine which non-employee directors will receive awards under the Amended Plan, the dates of grant and the terms and conditions of the awards, including the effect of a termination of directorship on awards and conditioning the vesting of, or the lapsing of any applicable vesting restrictions or other vesting conditions on, awards upon continued service.
In addition, the Compensation Committee has the authority to determine whether any award may be settled in cash, shares of our common stock, other securities or other awards or property. The Compensation Committee has the authority to interpret the Amended Plan and may adopt any administrative rules and regulations relating to the Amended Plan. The Compensation Committee may also delegate any of its powers, responsibilities or duties to any person who is not a member of the Compensation Committee or any administrative group within the Company. Our Board may also grant awards or administer the Amended Plan.
Conditions on Awards. All of the awards described below are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Compensation Committee, in its sole discretion, subject to certain limitations provided in the Amended Plan. The Compensation Committee may condition the vesting of or the lapsing of any applicable vesting restrictions or conditions on awards upon continuation of service, or any other term or conditions. The vesting conditions placed on any award need not be the same with respect to each grantee, and the Compensation Committee will have the sole discretion to amend any outstanding award to accelerate or waive any or all restrictions, vesting provisions or conditions set forth in the award agreement.
Each award granted under the Amended Plan will be evidenced by an award agreement, which will govern that award’s terms and conditions.
Types of Awards. The Amended Plan provides for the grant of stock options that constitute “non-qualified stock options,” SARs, restricted shares, restricted stock units, dividend equivalent rights and other equity-based, equity-related or cash-based awards. Awards may only be made to non-employee directors of FHI and non-employee directors of FHI subsidiaries.
Stock Options. An award of a stock option gives a grantee the right to purchase a certain number of shares of our common stock during a specified term in the future, after a vesting period, at an exercise price equal to at least 100% of the fair market value of our common stock on the grant date. The term of a stock option may not exceed 10 years from the date of grant. The exercise price of any stock option may be paid using (i) cash, check or certified bank check, (ii) shares of our common stock, (iii) other consideration approved by the Company and permitted by applicable law and (v) any combination of the foregoing. Under the Amended Plan, except for certain adjustments in the number of shares subject to options to prevent the enlargement or dilution of rights, as described below under “—Adjustments,” reducing the exercise price of issued and outstanding stock options will require the approval of our stockholders.
Stock Appreciation Rights (SARs). A SAR entitles the grantee to receive an amount equal to the difference between the fair market value of our common stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of the

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ADVISORY VOTE TO APPROVE AMENDMENT AND RESTATEMENT OF THE 2016 NON-EMPLOYEE DIRECTOR PLAN
fair market value of a share of our common stock on the grant date), multiplied by the number of shares subject to the SAR. The term of a SAR may not exceed 10 years from the date of grant. Payment to a grantee upon the exercise of a SAR may be either in cash, shares of our common stock or other securities or property, or a combination of the foregoing, as determined by the Compensation Committee. Under the Amended Plan, except for certain adjustments in the number of shares subject to SARs to prevent the enlargement or dilution of rights, as described below under “—Adjustments,” reducing the exercise price of SARs will require the approval of our stockholders.
Restricted Shares. A restricted share award is an award of outstanding shares of our common stock that does not vest until a specified period of time has elapsed or other vesting conditions have been satisfied, as determined by the Compensation Committee, and which will be forfeited if the conditions to vesting are not met. The Compensation Committee will issue a certificate with respect to the shares of restricted shares, unless the Compensation Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of such shares. In the event a certificate is issued it may be registered in the name of the grantee, and the Company or its designated agent will hold the certificate until the restrictions upon the award have lapsed. During the period that any restrictions apply, grantees have full voting rights with respect to their restricted shares. Unless the Compensation Committee determines otherwise, all ordinary cash dividend payments or other ordinary distributions paid upon a restricted share award will be paid to the grantee.
Restricted Stock Units. A restricted stock unit is an unfunded and unsecured obligation to issue a share of common stock (or an equivalent cash amount) to the grantee in the future. Restricted stock units become payable on terms and conditions determined by the Compensation Committee and will be settled either in cash, shares of our common stock or other securities or property, or a combination of the foregoing, as determined by the Compensation Committee. Unless otherwise specified in an award agreement, in the event that a grantee is removed or terminated as a director, or otherwise ceases to be a director of the Company, then, each vested restricted stock unit then held by the grantee as of the date of cessation of services will be settled as of such date.
Dividend Equivalent Rights. Dividend equivalent rights entitle the grantee to receive amounts equal to all or any of the regular cash dividends that would be paid on the shares underlying a grant if the shares had been delivered pursuant to such grant. The grantee will only have the rights of a general unsecured creditor of FHI until payment of such amounts is made as specified in the applicable award agreement. Dividend equivalent rights may be paid in cash, in shares of our common stock or in another form. The Compensation Committee will determine whether dividend equivalent rights will be conditioned upon the exercise of the award to which they relate (subject to compliance with Section 409A of the Code) and other terms and conditions, as determined by the Compensation Committee.
Other Stock-Based or Cash-Based Awards. Under the Amended Plan, the Compensation Committee may grant other types of equity-based, equity-related or cash-based awards (including retainers and meeting-based fees and the grant or offer for sale of unrestricted shares) in such amounts and subject to such terms and conditions that the Compensation Committee may determine. Such awards may include the transfer of actual shares to award recipients and may include awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
Adjustments. In connection with a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares, including any extraordinary dividend or extraordinary distribution, the Compensation Committee will adjust the maximum number of shares of our common stock reserved for stock issuance as grants and make adjustments as it deems appropriate in the terms of any outstanding awards (including, without limitation, the number of shares covered by each outstanding award, the type of property or securities to which the award relates and the exercise or strike price of any award) in order to prevent the enlargement or dilution of rights of grantees.
Transferability. Unless as otherwise provided in an award agreement or permitted by the Committee, no award (or any rights and obligations thereunder) granted to any person may be sold, exchanged, transferred, assigned, pledged, hypothecated or

34	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

ADVISORY VOTE TO APPROVE AMENDMENT AND RESTATEMENT OF THE 2016 NON-EMPLOYEE DIRECTOR PLAN
otherwise disposed of or hedged, in any manner, whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution.
Amendment; Termination. Our Board may suspend, discontinue, revise, amend or terminate the Amended Plan at any time, provided that no such amendment may materially adversely impair the rights of a grantee of an award without the grantee’s consent. Our stockholders must approve any amendment to the extent required to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency. Unless terminated sooner by our Board or extended with stockholder approval, the Amended Plan will terminate on the day immediately preceding the tenth anniversary of the date on which our stockholders approved the Amended Plan, but any outstanding award will remain in effect until the underlying shares are delivered or the award lapses.
Change in Control. Unless the Compensation Committee determines otherwise, or as otherwise provided in the applicable award agreement, each award will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable upon a change in control and any shares deliverable pursuant to restricted stock units will be delivered promptly (but in no later than 15 days) following such change in control.
In the event of a change in control, a grantee’s award will be treated in accordance with one or more of the following methods, as determined by the Compensation Committee in its sole discretion: (i) settle such awards for an amount (as determined in the sole discretion of the Compensation Committee) of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted, as determined by the Compensation Committee in its sole discretion; (iii) modify the terms of awards to add events, conditions or circumstances (including termination of directorship within a specified period after a change in control) upon which the vesting of such awards or lapse of restrictions thereon will accelerate; or (iv) provide that for a period of at least 20 days prior to the change in control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the change in control will be exercisable as to all shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the change in control and if the change in control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the change in control will terminate and be of no further force and effect as of the consummation of the change in control. In the event of a change in control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Compensation Committee) of cash or securities, the Compensation Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the change in control transaction without payment of consideration thereof. Similar actions to those specified in this paragraph may be taken in the event of a merger or other corporate reorganization that does not constitute a change in control.
In general terms, a change in control under the Amended Plan occurs if:
•
during any period of not more than 36 months, individuals who constitute the Board as of the beginning of the period or whose appointment or election is endorsed by two-thirds of the incumbent directors no longer constitute a majority of the Board;

•
a person becomes a beneficial owner, directly or indirectly, of securities of FHI representing 50% or more of the voting power of our outstanding capital stock;

•
we consummate a merger, consolidation, statutory share exchange or similar form of corporate transaction that requires the approval of our stockholders, unless (a) more than 50% of the combined voting power of the surviving entity or its parent is represented by holders of our voting securities that were outstanding immediately prior to the transaction in substantially the same proportion as the voting power among such holders was held prior to the transaction, (b) no person is or becomes the beneficial owner of 50% or more of the combined voting power eligible to elect

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	35

ADVISORY VOTE TO APPROVE AMENDMENT AND RESTATEMENT OF THE 2016 NON-EMPLOYEE DIRECTOR PLAN
directors of the surviving entity or its parent and (c) the Board prior to the transaction constitutes at least 50% of the board of the surviving entity or its parent following the transaction;
•
we sell or dispose of all or substantially all of our assets; or

•
our stockholders approve a plan of complete liquidation or dissolution.

Clawback
All awards under the Amended Plan will be subject to any clawback or recapture policy that we may adopt from time to time.
Federal Income Tax Considerations
The following is a brief description of the principal U.S. federal income tax consequences generally arising with respect to awards under the Amended Plan. As non-employee directors, grantees are not subject to withholding by First Hawaiian and will remain responsible for their own tax obligations.
Nonstatutory Stock Options. A grantee under the 2016 Non-Employee Director Plan will not be subject to tax upon the grant of an option which is not intended to be (or does not qualify as) an incentive stock option (a “nonstatutory stock option”). Upon exercise of a nonstatutory stock option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price paid is taxable to the grantee as ordinary income, and such amount is generally deductible by us or one of our subsidiaries. A grantee’s basis in the shares received will equal the fair market value of the shares on the date of exercise, and a grantee’s holding period in such shares will begin on the day following the date of exercise.
Stock Appreciation Rights. A grantee will not be subject to tax upon the grant of a stock appreciation right. Upon exercise of a stock appreciation right, an amount equal to the cash and/or the fair market value (measured on the date of exercise) of the shares received will be taxable to the grantee as ordinary income, and such amount generally will be deductible by us or one of our subsidiaries. The basis in any shares received will be equal to the fair market value of such shares on the date of exercise, and the holding period in such shares will begin on the day following the date of exercise.
Restricted Shares. A grantee will not be subject to tax upon receipt of an award of shares subject to forfeiture conditions and transfer restrictions (the “restrictions”) under the plan unless he or she makes the election referred to below. Upon lapse of the restrictions, the grantee will recognize ordinary income equal to the fair market value of the shares on the date of lapse (less any amount paid for the shares). The basis in the shares received will be equal to the fair market value of the shares on the date the restrictions lapse, and the holding period in such shares begins on the day after the restrictions lapse. If any dividends are paid on such shares prior to the lapse of the restrictions they will be includible in the grantee’s income during the restricted period as additional compensation (and not as dividend income).
If permitted by the applicable award agreement, a grantee may elect, within thirty days after the date of the grant of the restricted stock, to recognize immediately (as ordinary income) the fair market value of the shares awarded (less any amount paid for the shares), determined on the date of grant (without regard to the restrictions). This election is made pursuant to Section 83(b) of the Code and the regulations thereunder. If a grantee makes this election, the holding period will begin the day after the date of grant, dividends paid on the shares will be subject to the normal rules regarding distributions on stock, and no additional income will be recognized by the grantee upon the lapse of the restrictions. However, if the restricted shares are forfeited before the restrictions lapse, no deduction or capital loss will be available to the grantee (even though the grantee previously recognized income with respect to such forfeited shares).
In the taxable year in which the grantee recognizes ordinary income on account of shares awarded, we or one of our subsidiaries generally will be entitled to a deduction equal to the amount of income recognized by the grantee. In the event that the restricted shares are forfeited by the grantee after having made the Section 83(b) election referred to above, we or one of our subsidiaries generally will include in our income the amount of our original deduction.
Restricted Stock Units. A grantee will not be subject to tax upon the grant of a restricted stock unit. Upon distribution of the cash and/or shares underlying the restricted stock units, the grantee will recognize as ordinary income an amount equal to the cash and/or fair market value (measured on the

36	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

ADVISORY VOTE TO APPROVE AMENDMENT AND RESTATEMENT OF THE 2016 NON-EMPLOYEE DIRECTOR PLAN
distribution date) of the shares received, and such amount will generally be deductible by us or one of our subsidiaries. The basis in any shares received will be equal to the fair market value of the shares on the date of distribution, and the holding period in such shares will begin on the day following the date of distribution. If any dividend equivalent amounts are paid to the grantee, they will be includible in his or her income as additional compensation (and not as dividend income).
Disposition of Shares. Unless stated otherwise above, upon the subsequent disposition of shares acquired under any of the preceding awards, the grantee will recognize capital gain or loss based upon the difference between the amount realized on such disposition and the basis in the shares, and such amount will be long-term capital gain or loss if such shares were held for more than 12 months.
Additional Medicare Tax. A grantee will also be subject to a 3.8% tax on the lesser of (i) his or her “net investment income” for the relevant taxable year and (ii) the excess of his or her modified adjusted gross income for the taxable year over a certain statutory threshold (between $125,000 and $250,000, depending on such grantee’s circumstances). The grantee’s net investment income generally includes net gains from the disposition of shares.
Section 409A. If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described and could result in the imposition of additional taxes and penalties.
New Plan Benefits
Under our director compensation program, the Compensation Committee provides an annual equity compensation grant in the form of restricted stock units to each non-employee director of our board on the date of our annual stockholders’ meeting with a value of $70,000. The number of restricted stock units that each non-employee director receives is generally determined based on the closing price of First Hawaiian’s common stock on the grant date. Accordingly, the benefits or amounts that we expect will be received by or allocated to each of our non-employee directors under the Amended Plan in respect of 2021 are set forth below, which assume that there will be no changes to our board membership or director compensation program (no such changes are expected); provided that the number of units set forth below was determined using First Hawaiian’s closing stock price as of First Hawaiian’s 2020 annual meeting of stockholders (because the stock price on the date of the 2021 Annual Meeting is not yet determinable).

New Plan Benefits
First Hawaiian, Inc. Amended & Restated 2016 Non-Employee Director Plan
Name and Position	Dollar Value (S)	Number of Units
Robert Harrison Chief Executive Officer	—	—
Ravi Mallela EVP and Chief Financial Officer	—	—
Alan Arizumi Vice Chairman, Wealth Management Group	—	—
Lance Mizumoto Vice Chairman and Chief Lending Officer, Commercial Banking Group	—	—
Ralph Mesick Vice Chairman and Chief Risk Officer	—	—
Executive Group	—	—
Non-Employee Directors(1)	$490,000	30,793
Non-Executive Officer Employee Group	—	—

(1)
If the number of units was instead determined using $27.89, which was First Hawaiian’s closing stock price as of the record date (February 26, 2021), the number of units that would be received by all of our non-employee directors as a group would be 17,569.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	37

ADVISORY VOTE TO APPROVE AMENDMENT AND RESTATEMENT OF THE 2016 NON-EMPLOYEE DIRECTOR PLAN
Additional Information
The following table sets forth information about the Company common stock that may be issued upon the exercise of stock options, warrants and rights under all of the Company’s equity compensation plans as of December 31, 2020.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,163,209	—	4,358,977
Equity compensation plans not approved by security holder	—	—	—
Total	1,163,209	—	4,358,977
Required Vote
Approval of the Amended Plan requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions will have the effect of voting against this proposal.

The Board of Directors unanimously recommends that you vote FOR the approval of the amendment and restatement of the First Hawaiian, Inc. 2016 Non-Employee Director Plan principally to increase the number of shares of common stock that can be awarded under that plan.

38	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
PROPOSAL 3—ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Advisory Vote on the Compensation of our Named Executive Officers
Proposal
•
We are asking stockholders to approve the compensation of the named executive officers, as discussed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

The Board of Directors unanimously recommends that you vote “FOR” the approval of the compensation paid to our named executive officers.

As required by federal securities laws, we are providing our stockholders with the opportunity to vote on an advisory basis on the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to endorse or not endorse our executive pay program and policies. The Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders and will consider, among other things, the outcome of the vote when making future compensation decisions for our executive officers.
As described in the “Compensation Discussion and Analysis” included in this Proxy Statement, our executive compensation program provides a mix of salary, incentives and benefits and is designed to support the Company’s long-term success by achieving the following objectives:

1.	PERFORMANCE FOCUS	Establishes appropriate, yet challenging, performance goals for our incentive plans and implements plans that motivate leadership to achieve consistent, long-term performance
2.	RISK MANAGEMENT	Encourages sustainable performance over time and discourages excessive risk-taking
3.	BALANCE
Utilizes incentive plan components that are quantitative and linked to stockholder return and financial results and are balanced by key individual performance objectives qualitatively evaluated by our Compensation Committee

4.	COMPETITIVE	Provides a competitive pay program that is forward-looking and that will attract and retain high-quality executives who can produce outstanding results for the Company
5.	STEWARDSHIP	Focuses on the performance of the Company as a whole, as well as individual goals, while promoting our culture and rewarding adherence to our risk framework
We urge stockholders to read the “Compensation Discussion and Analysis” and the related narrative and tabular compensation disclosure included in this Proxy Statement. The “Compensation Discussion and Analysis” provides detailed information regarding our executive compensation program and policies and procedures, as well as the compensation of our named executive officers.
Our Board believes that our current executive compensation program appropriately links compensation realized by our executive officers to our performance and properly aligns the interests of our executives with those of our stockholders.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	39

EXECUTIVE COMPENSATION
Required Vote
Adoption of an advisory resolution approving the compensation of the named executive officers as disclosed in this Proxy Statement requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions will have the effect of voting against this proposal. Broker non-votes will have no effect on the outcome of this proposal.
Our Board recommends that stockholders vote in favor of the following resolution:
“Resolved, that our stockholders approve, on an advisory basis, the compensation of our Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative discussion disclosed in this proxy statement.”

Our Board recommends a vote FOR our executive compensation (an advisory, non-binding “say-on-pay” resolution).
40	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Discussion and Analysis (“CD&A”) describes the 2020 compensation program for our Named Executive Officers (“NEOs”). The CD&A provides an overview of our NEO pay programs and policies, the robust oversight provided by our Compensation Committee and the process by which the Committee, management, and the Company’s independent advisors collaborate to support the Committee goals.
NAMED EXECUTIVE OFFICERS
Our 2020 NEOs were:
ROBERT S. HARRISON	RAVI MALLELA	ALAN H. ARIZUMI	LANCE A. MIZUMOTO	RALPH M. MESICK

Chairman, President and Chief Executive Officer	Executive Vice President and Chief Financial Officer, Finance Group	Vice Chairman, Wealth Management Group	Vice Chairman and Chief Lending Officer, Wholesale Banking Group	Vice Chairman and Chief Risk Officer
A brief biography of each person who serves as an executive officer of First Hawaiian, other than Mr. Harrison, is set forth beginning on page 78. For information about Mr. Harrison, please see his biography in the “Corporate Governance and Board Matters―Director Nominees” section on page 15 of this proxy statement.
2020 Business Performance

•
The COVID-19 pandemic brought unprecedented challenges to communities and businesses around the world, including ours and those of our customers

•
We maintained a strong balance sheet and capital position throughout 2020 in the face of these challenges, highlighted by a 17% increase in total deposits through the year

*
Represents a non-GAAP measure. Please see Annex A for an explanation and reconciliation.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	41

EXECUTIVE COMPENSATION
Capital Highlights

•
Increased our capital to remain a source of strength to our customers during pandemic conditions

•
We remain committed to returning significant levels of capital to our stockholders

•
In February 2021, we announced that the Board of Directors adopted a stock repurchase program for up to $75 million in 2021*

59 BPS	$135.1M	$5M

Common Equity Tier 1 capital ratio 12.47% at December 31, 2020, up from 11.88% at December 31, 2019	In dividend payments; maintained quarterly dividend at $.26 per share	Common stock repurchased during 2020

*
The timing and amount of share repurchases are influenced by various internal and external factors.

The economic impact of the COVID-19 crisis has been far-reaching and profound and presented challenges to the financial services industry and its institutions at levels reminiscent of the worst crises of the last 100 years. Because of the importance to the local economy of the tourism industry, Hawaii was hit particularly hard by the economic effects of the COVID-19 pandemic. To alleviate the economic slowdown caused by the pandemic, the Federal Reserve decreased the discount rate by 150 basis points in 2020. In addition, to protect their businesses, our customers maintained extraordinary levels of liquidity, resulting in our maintaining excess levels of cash for a substantial portion of 2020. While we were able to offset, in part, these economic forces through reduction of deposit costs and proactive balance sheet management, net interest margin nevertheless declined significantly in 2020. We also established substantial provisions for credit losses during 2020, and we experienced other negative effects of the COVID 19-induced economic downturn as well. These macroeconomic factors significantly affected our financial performance in 2020.
To counteract what was happening to the economy in the short-term, we immediately shifted our focus from loan growth and return of capital to protecting our customers, employees and community, managing asset quality and preserving capital and liquidity to maintain safety and flexibility.

To protect our customers:
• We quickly implemented a process to secure funding under the US Treasury’s Paycheck Protection Program for our customers
• During 2020, we made over 6,000 loans under this program, totaling $942 million and helping local businesses survive
• We waived ATM fees for one quarter
• We offered loan deferrals to assist our consumer and business customers
To protect our employees:
• We did not engage in employee layoffs or furloughs
• We leveraged existing technology to facilitate a swift and effective transition to remote working by approximately 50% of our staff
• We implemented social distancing and workplace sanitization practices for employees unable to work remotely
• We temporarily closed 26, or 45%, of our branches and redeployed affected employees to areas experiencing higher volumes
• We immediately established a redundant operations center to ensure business continuity
42	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
To protect our community:

•
Through our “Aloha for Hawaii” initiative we donated approximately $1 million to non-profits that provided food and social services to those affected by the pandemic, helping to generate $25 million in spending from our card holders to support the restaurant industry in the communities we serve

• We contributed $1 million to the Hawaii Community Foundation to support high school seniors going on to higher education curriculums
• We waived fees for non-customers to cash US Treasury stimulus checks
Throughout this crisis, the Company continued to serve as a source of strength to our customers. We maintained strong liquidity, we increased our Tier 1 Capital ratio from 11.88% at December 31, 2019 to 12.47% at December 31, 2020 and we maintained our quarterly dividend rate at $.26 per share throughout 2020, while building the credit loss reserve for loans by $77.9 million from 0.99% of loans at December 31, 2019 to 1.57% of loans at December 31, 2020.

2020 Compensation Summary
Annual Bonus Plan
2020 Metrics	• 50% Core Net Income • 20% Relative Efficiency Ratio • 30% Individual Performance

2020 Outcome
•
Core Net Income Metric Payout Factor: 0% of target

•
Relative Efficiency Ratio Metric Payout Factor: 127.3% of target

•
Individual CEO Performance Factor: 110% of target

•
CEO Payout: 58% of target

Long-Term Incentive Plan
2020 Vehicles	• 50% Restricted Shares • 50% Performance Shares
2020-2022 Performance Share Metrics	• 70% Relative ROATE vs. Peer Group • 30% Relative ROATA vs. Peer Group • +/-25% Relative TSR modifier vs. KBW Index
2018-2020 PSU Outcome	• CEO (and NEO) Payout Factor: 84.75% of target

2021 CEO Compensation

•
Base Salary: No increase for 2021

•
Annual Bonus: No changes to target bonus level or performance metrics

•
Long-Term Incentives Mix: increased weighting of performance-based awards from 50% to 60% of the target long-term incentive value

•
Performance Award Metrics and Vesting: No changes

•
Increased share ownership guidelines from 5x to 6x base salary

Despite the significant impact of the pandemic on overall financial performance, the Committee chose not to exercise discretion on any incentive programs but rather elected to follow the formulas that had been established for awards at the time the awards were made.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	43

EXECUTIVE COMPENSATION
Our Compensation Philosophy
Philosophy

Our compensation program is aligned with short- and long-term Company performance and includes best practices designed to reflect sound corporate governance and support the following objectives:
•
Attract and retain highly qualified and experienced executives

•
Provide competitive total compensation opportunities, including benefits and perquisites

•
Motivate our executives to achieve consistent, long-term performance by linking elements of pay to challenging Company performance goals

•
Link compensation goals to the creation of stockholder value

•
Avoid compensation programs that encourage excessive risk-taking

•
Recognize and reward outstanding Company and individual performance

•
Ensure our stockholders clearly understand our rewards program

•
Ensure compliance with applicable U.S. regulatory requirements

Using Executive Compensation Design to Achieve Corporate Strategic Goals

The Committee designed our executive compensation structure to incentivize the achievement of goals and performance targets that it believes align with, and promote achievement of, the Company’s long-term strategic goals:
•
Focus on serving customers in our core markets in Hawaii, Guam and Saipan

•
Employ a disciplined lending strategy, while maintaining asset quality

•
Use our relationship strategy to drive growth in loans, deposits and non-interest income

•
Manage expenses responsibly

•
Maintain strong capital and liquidity levels

•
Allocate capital efficiently to drive profitability

•
Retain sufficient capital to fund growth while returning excess capital to stockholders

•
Support long-term stockholder value creation through adherence to environmental, social and governance principles

In setting long-term equity compensation targets and goals, the Committee sought to promote the achievement of performance targets, as well as the retention of key executives who are tasked with implementing the corporate strategy. Accordingly, in 2020, it tied 50% of long-term equity awards to performance-based vesting targets, while structuring the remaining 50% of awards as time-based vesting awards. In 2021, following discussions with investors, the Committee increased the performance-based component of long-term equity compensation to 60%. However, the Committee continues to believe executive retention is an important goal and, accordingly, retained a 40% time-based vesting component of long-term equity compensation.
With respect to the performance-based component of long-term equity compensation, the Committee set performance targets tied to core return on tangible equity (ROATE) (70%) and core return on average tangible assets (ROATA) (30%). In choosing these metrics, the Committee wanted to promote the thoughtful allocation of capital and also sought to incentivize the return of excess capital. Financial institutions with high ROATEs generally are deploying their capital in a manner to generate strong returns, while returning to stockholders capital that does not generate robust returns. ROATA is a measure of risk management. To generate a competitive ROATA, management must be thoughtful about the types of assets placed on the balance sheet, balancing risk weightings of assets with expected returns. The Committee elected to use core measures of ROATE and ROATA to reward steady, enduring performance and to ensure that the management team was not unduly rewarded or penalized for one-time events, which often are outside of their control. The Committee believes the use of core ROATE and core ROATA to reward long-term performance would incentivize management to seek strong returns while appropriately considering risk and disincentivizing excessive leverage. Core ROATE and core ROATA are

44	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
non-GAAP measures; please see Annex A for an explanation and reconciliation of these measures to GAAP.
In addition, the Committee elected to subject performance-based awards to a total shareholder return (“TSR”) modifier whereby LTIP awards will be increased or decreased by up to 25% based on First Hawaiian’s stock performance relative to the performance of peer stocks. The Committee felt that use of this measure would incentivize the management team to be mindful of how their decisions would be perceived by our investors and, therefore, would help to align management’s compensation with investors’ interests.
In addition to promoting achievement of the Company’s long-term strategic goals, the Committee also felt it was important that management be incentivized to achieve critical short-term priorities and, therefore, tied annual bonus payouts to the achievement of core net income, relative efficiency ratio and individual performance goals. Achievement of annual core net income targets demonstrates management’s ability to manage the business on a day-to-day basis so as to achieve appropriate budget targets. Moreover, a key component of the Company’s success has always been a strong efficiency ratio, and the Committee felt it critical that management be mindful of efficiency as it makes spending and investment decisions. As a result, it prioritized these two objectives in setting annual bonus metrics. In addition, the Committee wanted to incentivize the CEO and the other NEOs to achieve individual performance goals that are set at the beginning of each year for the CEO and each NEO and, therefore, maintained an individual performance component in the annual bonus formula.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	45

EXECUTIVE COMPENSATION
2020 Compensation Framework
First Hawaiian’s executive compensation program is designed to attract, retain, motivate and reward senior leaders and promote the long-term success of the Company. The Compensation Committee has primary responsibility over the compensation program for our executive officers, including our NEOs. In designing and administering the program for 2020, the Committee focused on the following principles:
1.	PERFORMANCE FOCUS	Establishes appropriate, yet challenging, performance goals for our incentive plans and implements plans that motivate leadership to achieve consistent, long-term performance
2.	RISK MANAGEMENT	Encourages sustainable performance over time and discourages excessive risk-taking
3.	BALANCE
Utilizes incentive plan components that are quantitative and linked to stockholder return and financial results and are balanced by key individual performance objectives qualitatively evaluated by our Compensation Committee

4.	COMPETITIVE	Provides a competitive pay program that is forward-looking and that will attract and retain high-quality executives who can produce outstanding results for the Company
5.	STEWARDSHIP	Focuses on the performance of the Company as a whole, as well as individual goals, while promoting our culture and rewarding adherence to our risk framework
Compensation Governance Practices
In addition to our performance-sensitive direct compensation structure, the Company has strong compensation governance practices. Over the past several years, we have refined many of our governance practices as a result of feedback obtained through our ongoing engagement with stockholders.
We believe that our executive compensation program includes key features that drive performance and avoids features we do not believe serve the long-term interests of our shareholders, as follows:
Practices We Employ	Practices We Avoid

Substantial portion of pay in the form of variable, performance-based awards

50% of long-term incentives in performance-based awards (increased to 60% for 2021)

Stock ownership guidelines for our executives and non-employee directors

Engage with stockholders on governance and compensation

Double-trigger vesting for executive change-in-control payments

Clawback policy that applies to cash and equity compensation

Independent compensation consultant and independent Board Compensation Committee

Annual risk assessment of compensation policies and program design

Annual evaluation of our peer group to ensure ongoing relevance of each peer member

Strong risk and control policies and consideration of risk management factors in making compensation decisions

Hedging, speculative trading or pledging of shares of Company stock held by employees or directors is prohibited

No gross-up of severance payments or benefits for excise taxes

No dividends paid on unearned performance units or shares

No discounting, reloading or repricing of stock options without stockholder approval

No automatic share replenishment (evergreen) provisions in any share-based plans

No single-trigger vesting of equity-based awards held by executives upon change in control

No new benefit accruals under executive pensions

No multi-year compensation guarantees that could incentivize imprudent risk-taking

46	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Governance Process
Role of the Compensation Committee

The Compensation Committee is responsible for discharging the responsibilities of our Board relating to compensation of our executives and directors and sets compensation levels for executives and directors. Among other things, the Compensation Committee:
•
Reviews and approves our compensation programs, awards and other compensation structures for all executive officers, including for our NEOs

•
Reviews and approves our overall compensation philosophy

•
Reviews and approves the forms and amounts of compensation under our non-employee director compensation program and sets or recommends to the Board any changes thereto

•
Reviews and approves corporate goals and objectives relevant to the compensation of our CEO

•
Reviews and discusses with the CEO and reports to the Board plans for executive officer development and corporate succession plans for the CEO and other executive officers

•
Oversees, in consultation with management, regulatory compliance with respect to compensation matters

The Compensation Committee annually reviews and approves the corporate goals relevant to the CEO’s incentive compensation and additional individual performance goals. The Compensation Committee is responsible for approving the achievement of the incentive plan goals. In addition, the Compensation Committee considers the results of the CEO’s performance evaluation conducted by the Board and makes recommendations to the Board regarding the CEO’s compensation based on that evaluation. The Compensation Committee considers compensation market data from the compensation peer group when determining the types and amounts of compensation for the CEO. The Board is responsible for approving the CEO’s compensation structure and amounts. Similar procedures are followed in determining the compensation for the rest of the NEOs, but the Compensation Committee takes into consideration recommendations made by Mr. Harrison in setting the compensation for NEOs other than Mr. Harrison.
Role of the Chairman and Chief Executive Officer

Our Chief Executive Officer and Chairman develops recommendations regarding the appropriate level of compensation for our other NEOs and presents them to the Compensation Committee for recommendation to the full Board. He does not review or recommend compensation for himself. When making such recommendations, our Chief Executive Officer considers:
•
the objectives of our compensation philosophy,

•
competitive market data, and

•
the range of compensation programs authorized by the Compensation Committee.

Role of the Compensation Consultant and Independence

In 2020, the Compensation Committee retained the services of Pay Governance LLC (“Pay Governance”) as a compensation consultant to provide independent counsel and advice on compensation matters. Pay Governance provided the following services to the Compensation Committee in 2020:
•
Reviewed and recommended changes to the benchmarking approach, including the custom industry peer group

•
Conducted a competitive market assessment of First Hawaiian’s executive compensation levels and structure, including an examination of market trends and best practices in the banking industry

•
Advised on the design and structure of the incentive compensation programs for executives, including with respect to total cash compensation, equity compensation, assessment of perquisites, retirement benefits and bonuses for NEOs

•
Administered the annual CEO performance evaluation on behalf of the Board of Directors

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	47

EXECUTIVE COMPENSATION
Pay Governance provides the Company with annual executive and director market assessments that include, but are not limited to, assessments of First Hawaiian’s financial performance and compensation programs relative to its peers and a review of equity compensation and Board and committee compensation. The annual executive and director compensation assessments provided by Pay Governance provide the Compensation Committee with a broad array of information from which to assess the effectiveness of our compensation programs and serve as a foundation for compensation decisions.
Pay Governance also attends Compensation Committee meetings upon request. While the
Compensation Committee considers input from Pay Governance when making compensation decisions, the Compensation Committee’s final decisions reflect many factors and considerations.
The Compensation Committee annually reviews the independence of its compensation consultant. The Compensation Committee considered First Hawaiian’s relationship with Pay Governance, assessed the independence of Pay Governance pursuant to NASDAQ and Exchange Act rules, and concluded that there are no conflicts of interest that would preclude Pay Governance from independently representing the Compensation Committee.

Benchmarking Compensation
Competitive market data serves as a reference point in evaluating our executive compensation levels and practices. We use this data to understand how similarly situated companies in the banking industry deliver pay. However, we do not set the compensation of our executives to specifically target a precise percentile or range of compensation in the market. Rather, the market data is evaluated in conjunction with other factors, such as internal equity considerations and individual performance, in setting target compensation levels for our NEOs.
The Compensation Committee performed a review of the compensation provided by our peer group in
November 2019 for purposes of making compensation decisions for 2020. We identified our peer group based on the following characteristics:
•
Banks of comparable size, with total assets, net income, and total deposits generally between 0.5x to 2.0x of First Hawaiian

•
Banks of comparable financial leverage and performance

•
In some cases, companies with comparable business model, operations and geographic locations

FIRST HAWAIIAN PERCENTILE RANKING VS. COMPENSATION PEER GROUP
In July 2020, the Compensation Committee performed a review of the compensation peer group for purposes of making compensation decisions for 2021 and approved the removal of SVB Financial due to their large size as compared with First Hawaiian. In addition, the Compensation

48	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Committee approved the removal of Texas Capital Bancshares and addition of Hope Bancorp due to
Hope Bancorp’s more comparable performance and geographic focus.

– 2 removed	+ 1 added
• SVB Financial • Texas Capital Bancshares	• Hope Bancorp
The resulting peer group used for benchmarking compensation for 2021 consisted of the companies set forth in the table below.
COMPENSATION PEER GROUP
Peer Group
• Bank of Hawaii Corporation	• PacWest Bancorp
• BankUnited, Inc.	• Prosperity Bancshares, Inc.
• Banner Corporation	• Synovus Financial Corp.
• Cathay General Bancorp	• Trustmark Corporation
• Columbia Banking System	• UMB Financial
• Commerce Bancshares, Inc.	• Umpqua Holdings Corporation
• East West Bancorp, Inc.	• United Bankshares, Inc.
• F.N.B. Corporation	• Webster Financial Corporation
• Great Western Bancorp, Inc.	• Western Alliance Bancorporation
• Hope Bancorp	• Wintrust Financial Corporation
• International Bancshares Corporation
In addition to data from the custom peer group, the Compensation Committee also reviews data from proprietary industry survey sources to gain a broader perspective on pay levels and practices for specific positions, particularly positions below the NEO level.

2020 CEO Compensation
The framework for the compensation of our Chief Executive Officer (“CEO”) is based on a strong alignment with stockholder interests and a consistency with market practices. For 2020, First Hawaiian’s CEO pay mix was aligned with the average pay mix across the peer group. For more information on our peer group, please see “Benchmarking Compensation,” below. The following graphs compare our CEO’s target pay mix for 2020 to the average target pay mix for CEO’s of our peer group.
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	49

EXECUTIVE COMPENSATION
For 2020, the Compensation Committee and its independent compensation consultant, Pay Governance, discussed market trends and reviewed benchmarking reports as discussed above under “—Benchmarking Compensation.” As part of this review, when setting Mr. Harrison’s compensation based on his performance during 2020, the Compensation Committee considered the Company’s performance results for fiscal 2020, sustained historical performance results, external market references (including absolute and relative performance against peers) and internal compensation references. Mr. Harrison was not involved in setting his own compensation and was not present during the review of his performance or approval of his compensation.
The Compensation Committee set the CEO’s base salary for 2020 at $969,000. A significant portion of the CEO’s fiscal 2020 bonus was based on a formula, with 50% of the bonus opportunity tied to the achievement of core net income goals. Primarily because the core net income target was not achieved, the CEO received a 2020 bonus award of $566,477, representing 58% of his target award. For 2020, the Compensation Committee maintained the target value of long-term equity awards for the CEO at $2,000,000. For further discussion of the Compensation Committee’s rationale for its decisions regarding the CEO’s 2020 bonus and 2020 target long-term equity awards, see “—Key Components of Compensation.”
In 2020, 75% of Mr. Harrison’s target total direct compensation was variable and at-risk based on annual and long-term performance compared to 62% of average peer group CEOs. The material elements of total direct compensation are base salary, annual cash incentives and equity incentives.
2020 Stockholder Outreach
Every year we reach out to the holders of a large percentage of our outstanding stock to request engagement on matters of governance and executive compensation, as well as any other matters they would like to offer feedback. Following a decline in say-on-pay support (60.6% in 2020 versus 83.5% in 2019), this outreach process was particularly important to us. In light of this result, in 2020 we specifically sought feedback from our stockholder community regarding the design of our compensation program, suggestions on how to improve the compensation program from a stockholder viewpoint and ideas on how to enhance the transparency of our disclosure regarding our compensation program and strategy going forward.
Our 2020 outreach efforts consisted of the following:
•
We contacted the holders of 77.5% of our outstanding stock to request engagement.

•
Five stockholders, who in aggregate held approximately 19.7% of our shares, accepted meetings with us.

•
Three additional stockholders, representing 15.5% of our outstanding stock, met with us during the 2020 proxy solicitation process and declined the opportunity to meet again during the fall 2020 outreach process.

•
Met with proxy advisory firm, ISS, to better understand their perspective.

50	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Company Participants:
•
Lead Independent Director or Compensation Committee Chair.

•
Executive Vice President and General Counsel

•
Executive Vice President, Human Resources

•
Head of Investor Relations

Feedback Received:
•
Questions About Performance-Based Pay Mix: Some investors had questions about the 2019 change in the mix of the CEO’s long-term equity incentive compensation to 50% performance-based vesting and 50% time-based vesting.

•
Link between Business Strategy and Compensation Design: Investors indicated that it would be helpful to include additional disclosure describing how compensation was structured to help achieve strategic goals.

2021 Enhancements:
After considering investor feedback, as well as the recommendations of its compensation consultant and CEO and other factors, the Compensation Committee elected to take the following actions:
•
For 2021, increased the performance-based portion of the CEO’s and the other NEOs’ long-term equity incentive compensation from 50% to 60% (awarded in the form of performance stock units). This change returned the mix of performance-based and time-based vesting equity awards to virtually where it had been prior to the 2019 change, as the 2019 minimum 37.5% LTIP payout essentially functioned as 37.5% time-based vesting.

•
Increased the stock ownership requirement for our CEO from 5x base salary to 6x base salary to further align the CEO’s interests with those of stockholders.

•
Provided additional disclosure in this year’s proxy statement explaining how we structure our compensation program so as to tie compensation to the achievement of strategic priorities. (See page 44 for further information.)

•
Consistent with investor feedback, which was generally supportive of the other aspects of our compensation programs with no specific criticisms raised, the Committee did not make any other changes for 2021.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	51

EXECUTIVE COMPENSATION
Key Components of Compensation
2020 PAY ELEMENTS
Base Salary

Base salaries for our NEOs are reviewed annually by our Compensation Committee following the completion of our fiscal year end. Occasionally, we may make adjustments to base salaries during the year in response to significant changes in an executive’s responsibilities or events that would impact the long-term retention of a key executive. Salaries are established at levels commensurate with each executive’s role and responsibilities, experience level, performance and relevant market data for similar roles.

52	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
After reviewing all relevant items, the Compensation Committee approved the following base salaries for 2020, effective March 2020:
Named Executive Officer	Base Salary 2019 ($)	Base Salary 2020 ($)	% Change from 2019 Salary
Robert S. Harrison	$950,000(1)	$969,000	+2.0%
Ravi Mallela	450,000	460,000	2.2%
Alan H. Arizumi	490,000	497,350	1.5%
Lance A. Mizumoto	425,000	433,500	2.0%
Ralph Mesick	400,000	425,000	6.3%

(1)
Does not include a role-based allowance of $190,000 paid to Mr. Harrison in 2019. Mr. Harrison’s role-based allowance was discontinued starting in 2020.

For 2021, the Compensation Committee chose not to make any changes to the annual base salary for any of our NEO’s.
Annual Bonus Plan

We make annual bonus awards under the First Hawaiian, Inc. Bonus Plan (the “Bonus Plan”). The following table sets forth information regarding each NEO’s target bonus award and the actual award received for 2020:
Named Executive Officer	2020 Target Award	2020 Target Percent of Salary	Actual Award for 2020	Actual % of Target
Robert S. Harrison	$969,000	100%	$566,477	58%
Ravi Mallela	345,000	75%	205,137	59%
Alan H. Arizumi	323,278	65%	198,686	61%
Lance A. Mizumoto	281,775	65%	164,726	58%
Ralph Mesick	276,250	65%	153,208	55%
Annual bonus awards are determined based on achievement of both Company and individual performance goals generally established during the first quarter of each year for the applicable performance period, but our Compensation Committee retains discretion to determine the final award amount for each NEO. For 2020 annual bonus awards, the Compensation Committee established the following Company financial performance targets and individual performance goals, as further described below:

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	53

EXECUTIVE COMPENSATION
(1)
Represents a non-GAAP measure. Please see Annex A for further explanation and a reconciliation.

The annual bonus plan uses Core Net Income as the primary performance metric (determines 50% of the annual bonus payout) to incentivize management to take actions that enhance core financial performance, rather than actions that would generate one-time, unrepeatable income realization. The Core Net Income metrics used to determine the 2020 annual bonus awards are presented in the table below:

Performance Level	FY2020 Core Net Income ($)		Payout Factor as % of Target Award Attributable to Core Net Income(1)
Maximum (105% of Target)		$284.084M	150%
Target		$270.556M	100%
Threshold (95% of Target)		$257.028M	50%
Below Threshold	<$	257.028M	0%

(1)
Payouts for results between the stated performance levels are interpolated on a straight-line basis.

We selected relative efficiency ratio as a second financial performance metric for our 2020 annual bonus payments (determines 20% of the annual bonus payout) to ensure a competitive cost structure and effective returns on capital expenditures. The efficiency ratio goals used to determine 2020 annual bonus payouts are presented in the table below:
RELATIVE EFFICIENCY RATIO VS.
COMPENSATION PEER GROUP
Performance	Payout Factor as a % of Target Award Attributable to Efficiency Ratio(1)
75th percentile	150%
Median	100%
30th percentile	50%
<30th percentile	0%

(1)
Payouts for results within the stated performance levels are interpolated on a straight-line basis.

54	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
For 2020, performance against the Company’s financial performance metrics were as follows:
Performance Level	2020 Results	% of Specific Component Earned	Payout Factor as a % of Target Award
Core Net Income (50% weight)	• $189.378 million • 70.0% of target	0%	0%
Relative Efficiency Ratio (20% weight)	• 50.72% • 64th percentile of peer group	127.3%	25.46%
Our NEOs are also evaluated on their individual performance, which determines 30% of the annual bonus payouts. Individual performance is evaluated across six areas key to our business:
•
execution on strategic priorities

•
strategic planning and leadership

•
financial management

•
stockholder/investor relations

•
regulatory relations

•
talent management and organization effectiveness

The Chief Executive Officer evaluates the performance of each of his direct reports (including each of Messrs. Mallela, Arizumi, Mizumoto and Mesick) and makes a recommendation to the
Compensation Committee on the individual payout factor for each NEO (other than himself). For the CEO, the Compensation Committee reviews the results of an individual performance assessment that solicits feedback from each director regarding the CEO’s performance within the six performance categories detailed above, as well as an overall qualitative performance assessment which may cover areas outside of the six categories.
For 2020 annual bonus payouts, each NEO’s performance was assessed during the first quarter of 2021. The individual assessment considers the totality of the NEO’s performance, rather than assigning weightings to each of the six individual performance factor categories, and took the following into account when considering individual performance for 2020:

Named Executive Officer	Title	Individual Performance Highlights
Robert S. Harrison	Chairman, President and Chief Executive Officer
•
Delivered solid financial results despite COVID-19’s impact on Hawaii’s economy

•
Demonstrated strong leadership by adapting operations to enhance the health and safety of the Company’s employees and customers

•
Leveraged investments in technology to fund $940 million in loans through the Paycheck Protection Program

•
Promoted long-term growth by continued pursuit of strategic investments in technology and other digital initiatives

•
Deepened relationships with investors, policy makers, industry leaders and market participants

•
Increased cross-organizational alignment and operational efficiency

•
Strengthened the Company’s talent pipeline and enhanced employee diversity, engagement and leadership development programs

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	55

EXECUTIVE COMPENSATION
Named Executive Officer	Title	Individual Performance Highlights
Ravi Mallela	Executive Vice President and Chief Financial Officer, Finance Group
•
Demonstrated disciplined financial management within established corporate goals and expectations

•
Established a securities growth plan to effectively use excess liquidity on the balance sheet due to COVID-19

•
Successfully completed the implementation and disclosure reporting for the Current Expected Credit Loss (“CECL”) accounting standard

•
Drove ongoing improvements in our Finance Group’s core processes to improve operating efficiencies, capital allocation and asset optimization while adhering to our core values

•
Led Finance Group through transformational organizational changes

Alan H. Arizumi	Vice Chairman, Wealth Management Group
•
Continued momentum toward achievement of key business development initiatives through successful partnerships across the Company

•
Drove restructuring of key operational areas to optimize alignment and workflows

•
Excelled in leadership succession for emerging and advanced leaders

•
Demonstrated strong momentum in key growth areas through innovative and effective client engagement techniques due to COVID-19

Lance A. Mizumoto	Vice Chairman and Chief Lending Officer
•
Demonstrated strong leadership while navigating significant customer disruptions caused by COVID-19

•
Collaborated with partnerships throughout the Company to continue momentum of key strategic initiatives

•
Achieved cost-savings initiatives through innovative opportunities

•
Exceeded specific product fee income goals despite unprecedented economic challenges in 2020

Ralph M. Mesick	Vice Chairman and Chief Risk Officer
•
Strengthened the Company’s integrated risk management framework and infrastructure to further support business operations

•
Led pandemic response with loan deferral programs and supported the Paycheck Protection Program and other loan modification programs

•
Expanded the number of risk reporting tools and asset management priorities

•
Increased refinement of the Company’s risk management infrastructure while addressing emerging areas of risk focus

56	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Long-Term Equity Awards

Our NEOs and certain other employees receive grants of long-term, equity incentive compensation. These awards include equity-based awards under the First Hawaiian, Inc. Long Term Incentive Plan (the “LTIP”) and awards that vest over a period of time. The Compensation Committee sets performance goals under the LTIP for overlapping three-year performance periods. In 2020, the Compensation Committee decided to grant LTIP awards in the form of performance shares. In addition, the Compensation Committee decided to grant restricted shares under the Omnibus Plan, consistent with the approach we adopted in 2019 following the transition to a non-controlled company. For 2020, 50% of equity awards consisted of performance shares and 50% consisted of restricted shares. For 2021, the Compensation Committee changed the mix of long-term equity incentive awards for NEOs to 60% performance-based vesting and 40% time-based vesting, as described under “—Using Executive Compensation Design to Achieve Corporate Strategic Goals” above.
Performance Share Awards
The performance share award for the 2020-2022 LTIP cycle (the “2020-2022 LTIP Award”) provides for cliff vesting following the end of a three-year performance period, and can be earned between 0-200% of target based on performance. Performance is measured solely on a relative basis using two core return metrics and a modifier as follows:
•
70% of earnout based on core Return on Average Tangible Equity (ROATE) vs. Compensation Peer Group

•
30% of earnout based on core Return on Average Tangible Assets (ROATA) vs. Compensation Peer Group

•
+/-25% modified based on the Company’s TSR vs. KBW Regional Bank Index

Using the weightings presented above, ROATE, ROATA and TSR will be measured using the same performance schedule with the following associated payout factors:
ROATE(1) AND ROATA(2) VS.
COMPENSATION PEER GROUP(3)
Performance	% of Target Award(3)
75th percentile or higher	200%
Median	100%
30th percentile	50%
<30th percentile	0%

(1)
ROATE is defined as the ratio of core net income to average tangible stockholders’ equity.

(2)
ROATA is defined as the ratio of core net income to average total tangible assets.

(3)
Payouts for results within the stated performance levels are interpolated on a straight-line basis.

Core ROATE and core ROATA are non-GAAP measures; please see Annex A for an explanation and reconciliation of these measures to GAAP.
TSR VS. KBW REGIONAL BANK INDEX(1)
Performance	Modifier(1)
75th percentile or higher	+25%
Median	0
30th percentile or lower	-25%

(1)
Payouts for results within the stated performance levels are interpolated on a straight-line basis.

No LTIP awards will be earned at greater than 200% of target. Accordingly, if the resulting payout factor based on performance against the ROATE and ROATA metrics and the TSR modifier exceeds 200% of target, the payout will be reduced to 200% of target. Additionally, if First Hawaiian’s absolute TSR over the three-year performance period is negative, there can be no upward adjustment using the TSR modifier. TSR will be calculated assuming the reinvestment of dividends and using a 30-day trading average to establish starting and ending share prices.
The Compensation Committee believes this approach appropriately measures long term performance, is well aligned with the interests of stockholders and provides balance between financial results and TSR.
Restricted Share Awards
Additionally, for 2020 the Compensation Committee approved grants of restricted shares to all NEOs that vest in equal annual installments over a three-year period.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	57

EXECUTIVE COMPENSATION
2020 NEO Long-Term Equity Awards
The following awards were granted in 2020 to the NEOs:
Named Executive Officer	Number of Performance Shares	Number of Restricted Shares	Total Grant Date Fair Value(1) ($)
Robert S. Harrison	38,521	38,520	$1,999,984
Ravi Mallela	12,904	12,904	669,976
Alan H. Arizumi	5,297	5,296	274,994
Lance A. Mizumoto	6,260	6,259	324,993
Ralph Mesick	9,630	9,630	499,990

(1)
The amounts in this column represent the grant date fair value, assuming target performance for the 2020-2022 LTIP Awards, as determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

COMPENSATION COMMITTEE DECLINED TO EXERCISE DISCRETION IN 2020
In considering our 2020 compensation program, particularly incentive compensation, the Committee noted that, like most financial institutions across the country, the Company achieved financial results that were below anticipated results, due primarily to the negative economic impact of the COVID-19 pandemic. The Committee understood that these economic conditions were outside the control of the executive management team. The Committee further felt that the executive management team did an outstanding job of reacting to the impacts of the COVID-19 pandemic in order to protect our customers, employees and community and to position the Company for future profitability once COVID-19 pandemic conditions subside. The Company’s reduced financial performance resulted in incentive awards under previously set formulas that were substantially lower for 2020 relative to awards made in prior years. Nevertheless, the
Committee chose not to exercise discretion to increase awards in making payouts under the program for 2020 performance and elected to follow the formulas that had been established for awards at the time the awards were made. In making this decision, the Committee believed that the compensation program design was sound and that, as a result, management would be compensated appropriately over the long term.
Results of 2018-2020 Performance Share Unit Performance Cycle

In 2018, the Performance Share Units granted to the NEOs were based on three metrics, the achievement of which resulted in a payout of 84.75% of target shares awarded. The calculation of the 84.75% earnout is presented in the table below:

Performance Metric	Weighting	Target = 100% Payout	Actual Achieved	Earned Performance Factor (% of Total)
Pre-Tax Income	50%	$1,190	$1,029	27.41%
Relative TSR vs. KBW Index	25%	50th Percentile	54th Percentile	26.09
Relative TSR vs. Hawaii Peers(1)	25%	+/- 0%	+9.91%	31.25
Total Earned Performance Factor				84.75%

(1)
Hawaii Peers consisted of Bank of Hawaii Corporation and Central Pacific Financial Corp.

58	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
As a result of this performance, the NEOs earned the following Performance Share Units for the 2018 to 2020 performance cycle:
Named Executive Officer	Number of Performance Share Units Earned
Robert S. Harrison	21,537
Ravi Mallela	25,315
Alan H. Arizumi	8,175
Lance A. Mizumoto	6,358
Ralph Mesick	3,929
Employment Agreements and Offer Letters
Employment Agreement with Mr. Harrison

We previously entered into an employment agreement with Mr. Harrison, which became effective on January 1, 2012. The agreement was for an initial term of two years with automatic one-year extensions at the end of each year unless notice of termination is provided. During the initial term of the agreement, Mr. Harrison served as President and Chief Executive Officer, reporting to the board of directors of First Hawaiian Bank and the Chief Executive Officer of BancWest. Mr. Harrison has since been named Chairman and he continues to serve as Chief Executive Officer of First Hawaiian.
Material terms of the employment agreement (after reflecting updates to compensation amounts through 2020) include:
•
an annual base salary set at $969,000 for 2020;

•
participation in the Bonus Plan with an annual target bonus of 100% of his annual base salary for 2020 with an earn-out range of 0% to 150% of the target for 2020; and

•
annual equity awards, including performance- and time-vesting equity, set for 2020 at an aggregate of 206% of his annual base salary, with an earn-out range of 0% to 200% of the target for the performance-based vesting awards.

Mr. Harrison’s employment agreement also includes severance benefits, which have since been replaced by his participation in the Executive Change-in-Control Retention Plan of First Hawaiian Bank (the “Executive CIC Plan”) as described under “Executive Compensation—Executive Compensation Tables— Potential Payments upon Termination or Change in Control” below.
The employment agreement also contains:
(i)
a confidentiality provision that applies during the term of employment and for one year following any termination of employment,

(ii)
a non-competition provision that applies during the term of employment and for one year following any termination of employment that results in severance benefits, and

(iii)
an employee non-solicit provision that applies during the term of employment and for one year following any termination of employment.

Offer Letter with Mr. Mallela

On July 25, 2018, we entered into an offer letter with Mr. Mallela. Pursuant to the letter agreement, Mr. Mallela is an “at will” employee and serves as Executive Vice President, Chief Financial Officer and Treasurer of the Company and the Bank.
Material terms of the offer letter (after reflecting updates to compensation amounts through 2020) include:
•
an annual base salary set at $460,000 for 2020;

•
a one-time sign-on cash award of $150,000, which was subject to repayment should Mr. Mallela have resigned prior to the one-year anniversary of his start date;

•
participation in the Bonus Plan with an annual bonus equal to 75% of Mr. Mallela’s annual base salary for 2020;

•
participation in the LTIP, with awards to be determined by the Compensation Committee;

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	59

EXECUTIVE COMPENSATION
•
an award of Company restricted share units valued at $991,472 subject to a three-year vesting schedule, in consideration for equity awards that Mr. Mallela forfeited in connection with his departure from his previous employer;

•
participation in the Executive CIC Plan;

•
an auto allowance of $7,200 per year; and

•
relocation benefits (up to a maximum of $30,000) which were grossed up in 2019, subject to repayment of 100% (up to a maximum of $30,000), 75% (up to a maximum of $22,500) or 50% (up to a maximum of $15,000) of these relocation benefits if he resigns within one year, two years or three years of his hire date, respectively.

Other Benefits and Retirement Plans
First Hawaiian, Inc. 401(k) Savings Plan

Effective January 6, 2017, we adopted the First Hawaiian, Inc. 401(k) Savings Plan (the “401(k) Plan”), a tax-qualified defined contribution savings plan for all eligible employees of First Hawaiian, including each of our NEOs. Under the 401(k) Plan, eligible employees may contribute up to 75% of their pay (subject to Internal Revenue Service (“IRS”) limitations) to the 401(k) Plan commencing upon their date of hire. Contributions are withheld by payroll deductions on a pre-tax basis. After participants have completed one year and 1,000 hours of service, First Hawaiian will match 100% of the first 5% of the pay that an employee contributes on a pre-tax basis to the 401(k) Plan up to the IRS allowable maximum. Participants are 100% vested in the employer matching contributions. All NEOs are eligible for such First Hawaiian matching contributions.
First Hawaiian, Inc. Future Plan

Effective May 16, 2016, we adopted the First Hawaiian, Inc. Future Plan (the “Future Plan”). The Future Plan is a money purchase plan that is designed to help eligible employees build long-term savings through First Hawaiian contributions toward retirement. Under the Future Plan, First Hawaiian contributes an amount equal to 2.5% of an eligible employee’s base salary and any incentive compensation payments, excluding LTIP awards, subject to applicable IRS limits. Employees may direct how contributions will be invested. Contributions are made each calendar quarter to a Future Plan account that is held in the name of each participant. Employees vest ratably in the plan, over five years of service with First Hawaiian, or upon death, disability (as defined in the Future Plan) or attainment of age 65. All NEOs participate in the Future Plan.
Other Retirement and Deferred Compensation Arrangements

In connection with the IPO, we adopted the First Hawaiian, Inc. Deferred Compensation Plan (2016 Restatement) (the “First Hawaiian, Inc. DCP”) effective December 13, 2016 for First Hawaiian participants. We also maintain the First Hawaiian Bank Deferred Compensation Plan (the “First Hawaiian Bank DCP”) and the First Hawaiian, Inc. Supplemental Executive Retirement Plan (the “SERP”). On March 11, 2019, the Board approved an amendment to the SERP to freeze the SERP effective July 1, 2019.
Under the First Hawaiian, Inc. DCP, the Compensation Committee of our Board may designate employees for retirement contributions and participants may defer portions of their base salary or cash-based incentive award. Messrs. Harrison, Mallela, Arizumi and Mizumoto participate in the First Hawaiian, Inc. DCP, but Mr. Arizumi is the only NEO that received a retirement contribution under the First Hawaiian, Inc. DCP for 2020. Under the First Hawaiian Bank DCP, participating employees may defer a portion of their base salary, commission, or incentive compensation. Under the First Hawaiian Bank DCP, the Compensation Committee may also, in its discretion, designate employees on whose behalf First Hawaiian Bank may make executive retirement contributions. For 2020, Messrs. Harrison, Mallela, Mizumoto, and Mesick received an executive retirement contribution under the First Hawaiian Bank DCP equal to 7.5% of base salary and any incentive compensation payments, excluding LTIP awards. Such retirement contributions vest over five years of service with First Hawaiian Bank with automatic vesting upon attainment of age 65, disability or death prior to termination of employment. Executive retirement contributions are paid in either a lump sum or annual installments, as elected by the executive.

60	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Effective July 1, 2019, the SERP was frozen and all accruals of benefits, including service accruals, ceased. The SERP is a non-qualified plan under which participating executives generally receive a benefit equal to a percentage of the average annual rate of compensation earned during the 60 consecutive calendar months out of the last 120 calendar months of employment or, following the SERP freeze date, ending prior to July 1, 2019, that results in the highest average, subject to reduction in the case of early retirement. Mr. Harrison is the only NEO that participates in the SERP, which is frozen to new participants, and he will receive a benefit equal to a percentage of the highest consecutive 12 months of compensation earned during his 60 months of service prior to July 1, 2019, subject to reduction in the case of early retirement. The target percentage is 60% multiplied by a fraction based on credited years of service as of July 1, 2019 under the SERP. The benefit is also reduced by Company contributions to benefits received pursuant to other retirement plans, including, among others, the 401(k) Plan, the Future Plan, and 50% of an executive’s monthly primary social security benefit, determined as if the executive was age 65. SERP participants may elect to receive benefits in a monthly annuity, monthly installments or a lump sum, subject to certain restrictions.
Under each of the First Hawaiian, Inc. DCP and the SERP, within thirty days after a “change in control of the company,” any amounts credited to accounts of participants in each respective plan that have not previously been contributed to a trust are required to be contributed to a trust. Similarly, within thirty days after a “change in control of a bank subsidiary” any amounts credited to accounts of participants in each respective plan who are employees of that bank subsidiary that have not previously been contributed to a trust are required to be contributed.
“Change in control of the company,” as used in the First Hawaiian, Inc. DCP and the SERP, generally means:
(i)
any person other than BNPP, any affiliate of BNPP or a fiduciary holding shares under an employee benefit plan, becomes the beneficial owner of more than 50% of the combined voting power of First Hawaiian, Inc.,

(ii)
a merger or consolidation of First Hawaiian, Inc., as a result of which either:

(A)
any person other than BNPP or an

affiliate becomes the beneficial owner of more than 50% of the voting power of First Hawaiian, Inc., or
(B)
the shares of First Hawaiian, Inc. outstanding immediately prior to such transaction do not represent a majority of the voting power of all voting securities of such entity outstanding immediately after such transaction, or

(iii)
the sale of all or substantially all of the assets of First Hawaiian, Inc.

“Change in control of a bank subsidiary” generally means:
(i)
any person other than BNPP, any affiliate of BNPP or a fiduciary holding shares under an employee benefit plan, becomes the beneficial owner of more than 50% of the combined voting power of either First Hawaiian Bank or Bank of the West,

(ii)
a merger or consolidation of either First Hawaiian Bank or Bank of the West, as a result of which either:

(A)
any person other than BNPP or an affiliate becomes the beneficial owner of more than 50% of the voting power of either First Hawaiian Bank or Bank of the West, or

(B)
the shares of either First Hawaiian Bank or Bank of the West outstanding immediately prior to such transaction do not represent a majority of the voting power of all voting securities of such entity outstanding immediately after such transaction, or

(iii)
the sale of all or substantially all of the assets of either First Hawaiian Bank or Bank of the West.

Insurance Plans

Our NEOs participate in a variety of insurance plans, including a group variable universal life insurance policy, an individual disability insurance policy, a group life insurance plan and an executive life insurance plan. Company-paid premiums under those policies are disclosed in the Summary Compensation Table below.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	61

EXECUTIVE COMPENSATION
Compensation Risk Management and Governance Policies
Stock Ownership Guidelines

We maintain robust stock ownership guidelines to ensure the interests of our executives and non-executive directors align with those of our stockholders, which were revised for senior management in February 2019 and again in February 2021. Covered persons have five years from the most recent applicable amendment of the revised guidelines, or the date the policy or amendment becomes applicable to them, to attain the required ownership levels. All directors and officers subject to this policy are currently in compliance or within their window for compliance with this policy.

The revised guidelines are as follows:
Position	Stock Ownership Requirement	Compliance Period
CEO	6x base salary	Five years from February 27, 2019 (or appointment if later)(1)(2)
President (if other than the CEO)	3x base salary	Five years from appointment
Other Named Executive Officers	2x base salary	Five years from February 27, 2019(1)
Non-Employee Directors	3x annual cash retainer	Five years from February 27, 2019 (or appointment if later)

(1)
On February 27, 2019, the Board revised the stock ownership guidelines to increase the stock ownership requirements for the CEO and the other NEOs and provided for a five-year compliance period.

(2)
On February 24, 2021, the Board revised the stock ownership guidelines to increase the stock ownership requirement for the CEO from 5x to 6x base salary. At such time, the Board determined to maintain the February 27, 2024 compliance deadline for the CEO to achieve the 5x ownership level and provided until February 24, 2026, which is five years following the 2021 revision, for the CEO to achieve the 6x ownership level.

Shares that count toward satisfaction of the guidelines include:
•
shares owned outright,

•
deferred shares or deferred stock units,

•
shares purchased through the Employee Stock Purchase Plan,

•
shares held in retirement accounts,

•
unvested restricted stock or restricted stock units, and

•
earned but unvested performance shares or performance share units.

All participants are currently within their window for compliance with these guidelines.
Clawback Policy
Following BNPP’s sale of their ownership position in First Hawaiian, we adopted a clawback policy, effective February 27, 2019, that covers all cash and equity incentive compensation. The policy provides for a three-year lookback and, subject to the Compensation Committee’s discretion, First
Hawaiian may recover all or part of cash, equity-based or other incentive compensation that has been paid or will be paid due to financial restatement, inaccurate calculation of incentive compensation, individuals operating outside First Hawaiian’s risk policies and employees committing ethical misconduct.
Prohibition on Share Pledging, Hedging and Short Selling

The Company has established a policy applicable to our directors, officers and employees, as well as their immediate family members and household members, that prohibits pledging Company stock as collateral for a loan. This includes the use of a traditional margin account with a broker dealer unless the Company stock is treated as non-marginable by the broker dealer. In addition, those persons are prohibited from engaging in short-term or speculative transactions in Company stock, including hedging or monetization transactions, short sales with respect to our securities or through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds.

62	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Deductibility of Executive Compensation
When compensation matters are reviewed by the Compensation Committee, the Committee considers the anticipated tax and accounting treatment of various payments and benefits.
Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of compensation in excess of $1 million per year paid by a public company to its “covered employees.” In the case of a corporation that becomes publicly held prior to December 2019, including in connection with an initial public offering, transition relief from the application of Section 162(m) will apply to certain compensation provided pursuant to a plan or agreement that existed during the period in which it was not publicly held. Such transition relief ceased to apply to First Hawaiian following our 2020 annual meeting of stockholders. While we have considered the implications of Section 162(m) and the limits of deductibility on compensation in excess of $1 million in the design of our compensation program, and will continue to evaluate the changes to Section 162(m), we consider it important to retain the flexibility to design a compensation program that is in the best long-term interests of First Hawaiian and our stockholders, even if certain payments thereunder are not deductible under Section 162(m),

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	63

EXECUTIVE COMPENSATION
Assessing Risk in Our Compensation Programs
The Compensation Committee has evaluated our compensation policies and practices in place in 2020 and has concluded that none of the Company’s incentive plans were likely to motivate behavior that would result in a material adverse impact to the Company. The potential risks identified through the Committee’s risk assessment process were determined to be effectively mitigated through:
•
established risk controls,

•
leadership oversight, and

•
the culture of proactive risk management.

In addition, the Company’s management engaged a third-party consulting firm to review the Company’s incentive plans for their potential to introduce problematic risk to the organization. The consulting firm undertook an in-depth review of incentive programs in 2019 and concluded that, overall, the Company’s incentive programs and plans currently were not likely to introduce problematic risk to the Bank. Further, the Company’s management engaged the same consulting firm to update the review for 2020 with a focus on new plans or changes to existing plans. The consulting firm reached the same conclusions as in 2019. Following a review of these findings, the Compensation Committee concluded that the Company’s incentive plans were well designed and are working effectively to motivate performance and mitigate risk.

Change in CEO Pension Value in the Summary Compensation Table
Mr. Harrison is a participant in our SERP, which is a legacy plan that was frozen as of July 1, 2019, with associated tax reimbursements discontinued. As such, no future contributions will be made, nor benefits accrued, including service credit.
However, the value of Mr. Harrison’s compensation related to his SERP account as set forth in our Summary Compensation Table may change year-over-year. Specifically, the Summary Compensation Table reflects the change in net present value of Mr. Harrison’s SERP benefits year-over-year, which is driven by changes in market-based discount rates and actuarial assumptions. For example, the “Change in Pension Value” column of the Summary Compensation Table shows a significant increase in the value of Mr. Harrison’s SERP from 2018 to 2019 and again from 2019 to 2020. In each case, these increases reflect the actuarial estimate of his potential future pension benefits.
The discount rate used to determine the SERP present value calculation for each year (as set forth in the Summary Compensation Table) is driven in large part by benchmark interest rates. Lower interest rates increase the present value of the SERP benefit, and this change in present value is reflected in the Summary Compensation Table. Age is another factor that impacts SERP value as presented in the Summary Compensation Table, with each year closer to qualifying for payout resulting in an increase in the actuarial value of Mr. Harrison’s SERP benefit. For 2020, substantially all of the $1.9 million change in pension value for Mr. Harrison was attributable to a 79 basis point decrease in the discount rate from 3.16% for 2019 to 2.37% for 2020.
It is important to note Mr. Harrison received no direct compensation related to his SERP account in 2020, and no SERP benefits will be paid to Mr. Harrison until after his retirement from First Hawaiian.
Excluding the impact of actuarial and interest-rate driven changes in estimated future pension values disclosed in the 2020 Summary Compensation Table, over the past three years, the total compensation received by Mr. Harrison (including his base salary, role-based allowance, if any, bonus, long-term incentives and other perquisites) increased a total of 9% from 2018 to 2019 and decreased 15% from 2019 to 2020. We believe that the table below is a more accurate reflection of the Compensation Committee’s approach to CEO compensation.

64	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
CEO PAY TRENDS
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed the CD&A as required by Item 402(b) of Regulation S-K and discussed it with the Company’s management team. Based on such review and discussions with management, the Compensation Committee has recommended to the Board that the CD&A be included in this Proxy Statement.
SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Matthew J. Cox, Chairman
Allen B. Uyeda
Jenai S. Wall

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	65

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table presents information with respect to our NEOs for the fiscal years ended December 31, 2020, 2019 and 2018.
Name and Principal Position	Year	Salary(2) ($)	Bonus(3) ($)	Stock Awards(5) ($)	Non-Equity Incentive Plan Compensation(6) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(7) ($)	All Other Compensation(8) ($)	Total(9) ($)	Total Excluding Change in Pension Value and Nonqualified Deferred Compensation on Earnings ($)
Robert S. Harrison Chairman, President and Chief Executive Officer	2020	965,833	566,477	1,999,984	—	1,874,412	244,799	5,651,505	3,777,093
	2019	1,137,500	1,034,170	1,999,987	—	1,655,489	184,522	6,011,668(9)	4,356,179
	2018	1,125,000	2,089,850	543,965	105,325	53,307	127,184	4,044,631	3,991,324
Ravi Mallela(1) EVP and Chief Financial Officer	2020	458,333	205,137	669,976	—	—	100,101	1,433,571
	2019	450,000	372,475	669,997	—	—	88,859	1,581,331
	2018	142,497	491,955(4)	1,630,861	—	—	47,199	2,312,512
Alan H. Arizumi Vice Chairman, Wealth Management Group	2020	496,125	198,686	274,994	—	—	123,626	1,093,437
	2019	488,333	376,986	225,000	—	—	122,060	1,212,379
	2018	480,000	316,118	206,494	23,938	—	120,548	1,147,098
Lance A. Mizumoto Vice Chairman and Chief Lending Officer, Wholesale Banking Group	2020	432,083	164,726	324,993	—	—	113,318	1,035,127
	2019	424,172	301,826	299,982	—	—	99,009	1,124,989
	2018	420,030	191,508	160,602	—	—	97,084	869,224
Ralph M. Mesick(1) Vice Chairman and Chief Risk Officer, Risk Management Group	2020	425,000	153,208	499,990	—	—	87,171	1,165,379
	2019	395,417	234,521	199,988	—	—	80,010	909,936

(1)
Mr. Mallela was appointed Executive Vice President, Chief Financial Officer and Treasurer of the Company and the Bank effective September 7, 2018. Mr. Mesick was not a NEO in 2018.

(2)
The amounts in this column for Mr. Harrison represent his salary and, for 2018 and 2019, his annual role-based allowance of $190,000.

(3)
The amounts in this column represent annual incentive cash awards earned under the Bonus Plan.

(4)
In addition to the cash award earned by Mr. Mallela under the Bonus Plan, the amount for 2018 includes a one-time sign-on cash award in the amount of $150,000. See “Compensation Discussion and Analysis—Employment Agreements and Offer Letters—Offer Letter with Mr. Mallela” above.

(5)
The amounts in this column for fiscal year 2020 represent the grant date fair value, as determined in accordance with FASB ASC Topic 718, of performance share awards granted pursuant to the 2020-2022 LTIP Awards and restricted share awards granted pursuant to the Omnibus Plan during fiscal year 2020. The amounts in this column for fiscal year 2019 represent the grant date fair value, as determined in accordance with FASB ASC Topic 718, of performance share awards granted pursuant to the LTIP for the 2019-2021 cycle (the “2019-2021 LTIP Awards”) and restricted share awards granted pursuant to the Omnibus Plan during fiscal year 2019. The amounts in this column for fiscal year 2018 represent the grant date fair value, as determined in accordance with FASB ASC Topic 718, of performance share unit awards granted pursuant to the LTIP for the 2018-2020 cycle (the “2018-2020 LTIP Awards”) during fiscal year 2018. For further information regarding grant date fair value calculations, see Note 21 to the Consolidated Financial Statements included in First Hawaiian’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. The 2020-2022 LTIP Award amounts are based on assumed performance achievement at 100%, which is the target level of performance share award amounts that may be earned. The amounts for the 2020-2022 LTIP Awards based on assumed performance achievement of 200%, the highest level of performance share award amounts that may be earned, are $2,000,010, $669,976, $275,020, $325,019 and $499,990 for each of Messrs. Harrison, Mallela, Arizumi, Mizumoto and Mesick, respectively. The 2019-2021 LTIP Award amounts are based on assumed performance

66	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
achievement at 100%, which is the target level of performance share award amounts that may be earned. The amounts for the 2019-2021 LTIP Awards based on assumed performance achievement of 200%, the highest level of performance share award amounts that may be earned, are $1,999,987, $669,997, $225,027, $299,982 and $199,988 for each of Messrs. Harrison, Mallela, Arizumi, Mizumoto and Mesick, respectively. The 2018-2020 LTIP Awards are based on assumed performance achievement of 100%, which is the highest level of performance share unit award amounts that may be earned.
(6)
The amounts in this column for fiscal year 2018 represent cash-based awards granted under the BNPP Contingent Sustainable and International Scheme for Mr. Harrison and Mr. Arizumi with a performance period from 2016-2018.

(7)
The amounts in this column reflect the actuarial increase in the present value of benefits under the SERP. Mr. Harrison is the only NEO who participates in the SERP, and none of our NEOs received above-market earnings on their non-qualified deferred compensation accounts. The change in pension value represents the present value of future retirement benefits and does not represent any cash benefit to Mr. Harrison. See “Executive Compensation—Compensation Discussion and Analysis—Change in CEO Pension Value in the Summary Compensation Table” on page 64 for a discussion of the factors that impact the calculation of the Change in Pension Value and Nonqualified Deferred Compensation Earnings. The SERP was frozen and all accruals of benefits, including service accruals, ceased effective July 1, 2019. Therefore, any subsequent changes in the actuarial present value of an NEO’s accumulated benefit under the SERP would likely be attributable, primarily, to variations in the discount rate or modifications to actuarial assumptions, as discussed below. Mr. Harrison was not paid any compensation in respect of the SERP in 2020, and will not be paid any amounts until his retirement or termination of employment with First Hawaiian. See “Compensation Discussion and Analysis—Other Benefits and Retirement Plans” for more information.

(8)
The items comprising “All Other Compensation” for 2020 are:

Name	Perquisites and Other Personal Benefits(a) ($)	Contributions to Defined Contribution Plans(b) ($)	Insurance Premiums(c) ($)	Other ($)	Total ($)
Robert S. Harrison	$26,144	$207,041	$11,614	$—	$244,799
Ravi Mallela	12,751	79,186	8,164	—	100,101
Alan H. Arizumi	24,369	86,858	12,399	—	123,626
Lance A. Mizumoto	23,985	76,418	12,914	—	113,318
Ralph M. Mesick	13,076	63,089	11,006	—	87,171

(a)
“Perquisites and Other Personal Benefits” include: for Mr. Harrison, Company provided parking, automobile allowance and related expenses, club dues and fees, meals and spousal travel expenses; for Mr. Mallela, Company provided parking, automobile allowance and related expenses, meals and executive physical fee; for Mr. Arizumi, Company provided parking, automobile allowance and related expenses, club dues and fees and meals; for Mr. Mizumoto, Company provided parking, automobile allowance and related expenses, club dues and fees, meals and executive physical fee; and for Mr. Mesick, Company provided parking, automobile allowance and related expenses and meals.

(b)
Reflects Company contributions for Mr. Harrison under the 401(k) Plan ($14,250), the Future Plan ($7,125) and the First Hawaiian Bank DCP ($185,666); for Mr. Mallela under the 401(k) Plan ($9,750), the Future Plan ($7,125) and the First Hawaiian Bank DCP ($62,311); for Mr. Arizumi under the 401(k) Plan ($14,250), the Future Plan ($7,125) and the First Hawaiian, Inc. DCP ($65,483); for Mr. Mizumoto under the 401(k) Plan ($14,250), the Future Plan ($7,125) and the First Hawaiian Bank DCP ($55,043); and for Mr. Mesick under the 401(k) Plan ($6,500), the Future Plan ($7,125) and the First Hawaiian Bank DCP ($49,464), as discussed under “Compensation Discussion and Analysis—Other Benefits and Retirement Plans” above.

(c)
Reflects insurance premiums paid for the benefit of the NEOs, including: for Messrs. Harrison, Mallela, Arizumi, Mizumoto and Mesick in a group variable universal life insurance policy, an individual disability insurance policy and a group life insurance plan.

(9)
Totals reflect all elements of compensation listed in the Summary Compensation Table as required by SEC rules.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	67

EXECUTIVE COMPENSATION
2020 Grants of Plan-Based Awards
The following table sets forth plan-based awards granted in 2020.
		Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards Number of Shares of Stock or Units(2) (#)	Grant Date Fair Value of Stock Awards(3)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)
Robert S. Harrison	2/26/20	19,261	38,521	77,042		$1,000,005
	2/26/20				38,520	$999,979
Ravi Mallela	2/26/20	6,452	12,904	25,808		$334,988
	2/26/20				12,904	$334,988
Alan H. Arizumi	2/26/20	2,649	5,297	10,594		$137,510
	2/26/20				5,296	$137,484
Lance A. Mizumoto	2/26/20	3,130	6,260	12,520		$162,510
	2/26/20				6,259	$162,483
Ralph M. Mesick	2/26/20	4,815	9,630	19,260		$249,995
	2/26/20				9,630	$249,995

(1)
Represents the 2020-2022 LTIP Awards under the LTIP, which cliff vest within 60 days following December 31, 2022, the end of the three-year performance period, subject to continued employment through the vesting date.

(2)
Represents restricted share awards granted under the Omnibus Plan that vest in three equal annual installments on each of February 26, 2021, February 26, 2022 and February 26, 2023, subject to continued employment through the applicable vesting date.

(3)
The amounts in this column represent the grant date fair value, as determined in accordance with FASB ASC Topic 718.

68	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Outstanding Equity Awards at 2020 Fiscal Year End
As of December 31, 2020, our NEOs held outstanding equity-based awards of First Hawaiian common stock as listed in the table below.
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Robert S. Harrison	21,537(2)	$507,842	—	$—
	—	—	36,982(3)	872,036
	24,655(4)	581,365	—	—
	—	—	38,521(5)	908,325
	38,520(6)	908,302	—	—
Ravi Mallela	11,433(7)	269,590	—	—
	25,315(2)	596,928	—	—
	—	—	12,389(3)	292,133
	8,260(4)	194,771	—	—
	—	—	12,904(5)	304,276
	12,904(6)	304,276	—	—
Alan H. Arizumi	8,175(2)	192,767	—	—
	—	—	4,161(3)	98,116
	2,774(4)	65,411	—	—
	—	—	5,297(5)	124,903
	5,296(6)	124,880	—	—
Lance A. Mizumoto	6,358(2)	149,922	—	—
	—	—	5,547(3)	130,798
	3,698(4)	87,199	—	—
	—	—	6,260(5)	147,611
	6,259(6)	147,587	—	—
Ralph M. Mesick	3,929(2)	92,646	—	—
	—	—	3,698(3)	87,199
	2,466(4)	58,148	—	—
	—	—	9,630(5)	227,075
	9,630(6)	227,075	—	—

(1)
Based on the closing sale price of First Hawaiian common stock on NASDAQ of $23.58 per share on December 31, 2020.

(2)
Represents the 2018-2020 LTIP Awards, which cliff vested within 60 days following December 31, 2020, the end of the three-year performance period and were earned at 84.75% of target.

(3)
Represents the 2019-2021 LTIP Awards at 100% performance, which cliff vest within 60 days following December 31, 2021, the end of the three-year performance period, subject to continued employment through the vesting date.

(4)
Represents restricted share awards that vest in three equal annual installments on each of April 24, 2020, April 24, 2021 and April 24, 2022, subject to continued employment through the applicable vesting date.

(5)
Represents the 2020-2022 LTIP Awards at 100% performance, which cliff vest within 60 days following December 31, 2022, the end of the three-year performance period, subject to continued employment through the vesting date.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	69

EXECUTIVE COMPENSATION
(6)
Represents restricted share awards that vest in three equal annual installments on each of February 26, 2021, February 26, 2022 and February 26, 2023, subject to continued employment through the applicable vesting date.

(7)
Represents time-based restricted share units granted in connection with the commencement of Mr. Mallela’s employment that vest on September 7, 2021, subject to continued employment through the vesting date.

2020 Stock Vested
The following table sets forth information with respect to our NEOs regarding the value of stock awards that vested in 2020, which, for each applicable NEO, were (i) performance share unit awards granted pursuant to the LTIP for the 2017-2019 performance cycle (the “2017-2019 LTIP Awards”) that vested at 100% performance on February 26, 2020, (ii) the portion of restricted share awards awarded on April 24, 2019 that vested on April 24, 2020 and, (iii) solely with respect to Mr. Mallela, restricted share units granted in connection with the commencement of his employment.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(3)
Robert S. Harrison	55,689	$1,331,538
Ravi Mallela	15,560(2)	259,509
Alan H. Arizumi	7,690	186,798
Lance A. Mizumoto	5,482	125,191
Ralph M. Mesick	4,100	95,028

(1)
Amounts include the portion of restricted share awards awarded on April 24, 2019 that vested on April 24, 2020 and, for Messrs. Harrison, Arizumi, Mizumoto and Mesick, 2017-2019 LTIP Awards that vested on February 26, 2020.

(2)
Includes a portion of time-based restricted share units granted in connection with the commencement of Mr. Mallela’s employment that vested on September 7, 2020.

(3)
Based, in each case, on the closing sale price of First Hawaiian common stock on NASDAQ on the applicable date of vesting.

2020 Pension Benefits
The following table provides information as of December 31, 2020 with respect to each defined benefit or other pension plan that provides for pension benefits in which our NEOs participate. For 2020, Mr. Harrison was the only NEO who participated in the SERP. Effective July 1, 2019, the SERP was frozen, and all accruals of benefits, including pay and service accruals, ceased. For more information, see “Compensation Discussion and Analysis—Other Benefits and Retirement Plans.”
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Robert S. Harrison	SERP	27	$17,029,205	$—

(1)
As of December 31, 2020.

2020 Nonqualified Deferred Compensation
The following table provides information with respect to each defined contribution or other plan that provides for nonqualified deferred compensation in which our NEOs participate. For 2020, Messrs. Harrison, Mallela, Arizumi and Mizumoto participated in the First Hawaiian, Inc. DCP, but Mr. Arizumi was the only NEO to receive a retirement contribution under the First Hawaiian, Inc. DCP, and Messrs. Harrison, Mallela, Mizumoto and Mesick participated in and received executive retirement contributions under the First Hawaiian Bank DCP. For more information, see “Compensation Discussion and Analysis—Other Benefits and Retirement Plans.”
70	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Name	Executive Contributions in Fiscal Year 2020	Registrant Contributions in Fiscal Year 2020(1)	Aggregate Earnings in Fiscal Year 2020	Aggregate Withdrawals/ Distributions	Aggregate Balance at End of Fiscal Year 2020(2)
Robert S. Harrison	$—	$181,303	$57,046	$—	$1,777,754
Ravi Mallela	36,667	62,311	32,919	—	215,250
Alan H. Arizumi	—	63,944	76,489	—	2,612,000
Lance A. Mizumoto	116,599	53,750	24,585	—	359,480
Ralph M. Mesick	—	48,302	25,220	—	218,206

(1)
Amounts reported as contributions for the registrant are reported as “All Other Compensation” in the Summary Compensation Table for 2020.

(2)
Amounts reported here were not previously reported in the Summary Compensation Table

Potential Payments upon Termination or Change in Control
Executive Change-in-Control Retention Plan of First Hawaiian Bank

In May 2015, the First Hawaiian Bank board of directors adopted the Executive CIC Plan to advance the interests of First Hawaiian Bank by ensuring the continued employment, dedication and focused attention of its executive officers, notwithstanding the possibility, threat or occurrence of a change in control. Executive officers of First Hawaiian Bank become eligible to participate in the plan upon designation by the Compensation Committee of the First Hawaiian Bank board of directors. Each of our NEOs participate in the Executive CIC Plan. Mr. Harrison’s participation in the Executive CIC Plan replaces the severance benefits he would otherwise be entitled to pursuant to his employment agreement. Severance benefits provided under the Executive CIC Plan vary based on the level of employee. The following description and level of severance benefits applies to our NEOs as of December 31, 2020 and not necessarily applicable to other participants in the Executive CIC Plan.
Under the Executive CIC Plan, if within two years after a “change in control” (x) an executive’s employment is involuntarily terminated without “cause” or (y) an executive terminates employment for “good reason,” such executive is entitled to (i) a lump sum payment generally payable on the last day of the month following such termination of employment equal to (A) one times (one-half times for Mr. Mallela) the executive’s highest annual base salary earned at any time during the preceding three fiscal years; and (B) one times (one-half times for Mr. Mallela) the largest of (1) the actual annual bonus earned under the Bonus Plan during the fiscal year in which termination occurs, (2) the executive’s target annual bonus under the Bonus Plan at the date of termination and (3) the highest bonus actually paid to the executive under the Bonus Plan in any of the three fiscal years prior to termination; (ii) health benefits in the form of a subsidy toward the premium cost of continuation coverage under the Consolidated Omnibus Budget Reconciliation Act for two years (one year for Mr. Mallela) after termination of employment; and (iii) reimbursement for reasonable expenses incurred for outplacement services, up to a maximum of $20,000. In addition, if an executive in the Executive CIC Plan executes a supplemental participation agreement to be bound by a noncompetition provision and an employee and customer non-solicitation provision for one year after termination of employment and refrains from competing and soliciting employees and customers during such one-year period, the executive will also be entitled to a lump sum payment in the thirteenth month after termination equal to (i) one times (one-half times for Mr. Mallela) the highest annual base salary earned at any time during the last three completed fiscal years; and (ii) one times (one-half times for Mr. Mallela) the largest of (1) the executive’s actual annual bonus earned under the Bonus Plan during the fiscal year in which termination occurs, (2) the executive’s target annual bonus under the Bonus Plan at the date of termination and (3) the highest bonus actually paid under the Bonus Plan to the executive in any of the three most recent consecutive fiscal years prior to termination of employment.
Under the Executive CIC Plan, if outside of the two years after a “change in control,” including during any period prior to a “change in control,” (x) an executive is involuntarily terminated by First Hawaiian Bank without “cause” or (y) an executive

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	71

EXECUTIVE COMPENSATION
terminates employment with First Hawaiian Bank for “good reason,” such executive will be entitled to (i) a lump sum paid one month after termination of employment equal to (A) two times (one times for Mr. Mallela) the executive’s highest annual base salary at any time during the preceding three fiscal years; and (B) two times (one times for Mr. Mallela) the largest of (1) the actual annual bonus earned under the Bonus Plan during the fiscal year in which termination occurs, (2) the participant’s target annual bonus under the Bonus Plan at the date of termination and (3) the highest bonus actually paid under the Bonus Plan to the executive in any of the three most recent consecutive fiscal years prior to termination.
For purposes of the Executive CIC Plan, “cause” generally means the executive’s (i) willful failure to perform his or her duties, which is not remedied within fifteen business days following written notice; (ii) gross negligence in the performance of duties; (iii) conviction of, or plea of guilty or no contest to, any felony or any other crime involving the personal enrichment of the executive at First Hawaiian Bank’s expense; (iv) willful engagement in conduct that is demonstrably and materially injurious to First Hawaiian Bank; (v) material violation of any federal or state banking law or regulation; (vi) material violation of any provision of First Hawaiian Bank’s code of conduct and ethics or other established code of conduct to which the executive is subject; and (vii) willful violation of confidentiality, non-disparagement, noncompetition, and employee and customer non-solicitation covenants.
“Good reason” generally means an executive (i) has incurred a material reduction in base salary, authority, duties or responsibilities, or in the budget over which the participant has authority; (ii) has incurred a material reduction in the authority, duties or responsibilities of the executive’s supervisor; or (iii) has been provided notice that his principal place of work will be relocated to a different Hawaiian Island or to a place more than 50 miles from the executive’s base of employment immediately prior to the change in control.
“Change in control” generally means, (i) any transaction as a result of which, immediately thereafter, BNPP owns directly or indirectly (A) securities of First Hawaiian, Inc. representing no more than 50% or less of the combined voting power of First Hawaiian, Inc. then outstanding or
(B) securities of First Hawaiian Bank representing no more than 50% or less of the combined voting power of First Hawaiian Bank then outstanding or (ii) the sale of all or substantially all of the assets of First Hawaiian Bank to an unrelated third party. Accordingly, a “change in control” was triggered for purposes of the Executive CIC Plan on May 10, 2018, but as of May 20, 2020, it was more than two years after a “change in control” for purposes of the Executive CIC Plan.
The Executive CIC Plan also contains (i) a confidentiality provision and (ii) a non-disparagement provision, each of which applies during employment and for one year following any qualifying termination of employment under the Executive CIC Plan.
Outstanding Equity Awards

In the event of termination without cause or for good reason within two years following a change in control, outstanding performance share units and performance shares granted under the LTIP will be earned based on the greater of target and actual performance and will remain subject to time-based vesting in accordance with the original performance cycle, and outstanding restricted shares granted under the Omnibus Plan and outstanding restricted share units granted to Mr. Mallela pursuant to his offer letter will vest in full. For outstanding performance share units and performance shares granted under the LTIP, in the event of retirement, death or disability, a prorated portion of such performance shares or performance share units will vest. For outstanding restricted shares and restricted stock units under the Omnibus Plan, in the event of retirement, death or disability, such restricted shares and restricted stock units will immediately vest in full, except that in the event of retirement, such awards made in 2020 and thereafter will vest on a pro rata basis based on the portion of the vesting period served. For outstanding restricted share units, in the event of death, such restricted share units will immediately vest in full and, in the event of disability, such restricted share units will remain outstanding and vest in accordance with their regularly scheduled vesting dates, subject to compliance with any restrictive covenants in any employment or other agreement with First Hawaiian through the applicable vesting date.

72	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION
Potential Payments upon Termination or Change in Control

The following table and footnotes describe certain potential payments that each NEO would receive upon certain terminations of employment, assuming that the termination event was effective as of December 31, 2020 and the value of our common stock of $23.58, the closing price of our common stock on December 31, 2020, the last trading day in 2020. For information regarding benefits that would be payable with respect to the SERP, First Hawaiian, Inc. DCP and First Hawaiian Bank DCP, see the “2020 Pension Benefits” and “2020 Nonqualified Deferred Compensation” tables on pages 70 and 71.
Named Executive Officer	Cash Severance(2)	Health and Welfare Benefits	Stock Awards(3)	Outplacement Benefits	Total
Robert S. Harrison
Termination in Connection with a Change in Control(1)	$6,454,700	$51,611	$5,558,230(4)	$20,000	$12,084,541
Termination without Cause or for Good Reason	6,454,700	―	―	―	6,454,700
Retirement	―	―	2,276,107	―	2,276,107
Death or Disability	―	―	2,881,641	―	2,881,641
Ravi Mallela
Termination in Connection with a Change in Control(1)	830,808	25,805	2,558,383(4)	20,000	3,434,996
Termination without Case or for Good Reason	830,808	―	―	―	830,808
Retirement	―	―	1,189,304	―	1,189,304
Death or Disability	―	―	1,661,745(5)	―	1,661,745
Alan H. Arizumi
Termination in Connection with a Change in Control(1)	1,746,222	17,098	829,096(4)	20,000	2,612,416
Termination without Cause or for Good Reason	1,746,222	―	―	―	1,746,222
Retirement	―	―	406,849	―	406,849
Death or Disability	―	―	490,102	―	490,102
Lance A. Mizumoto
Termination in Connection with a Change in Control(1)	1,467,818	37,599	941,526(4)	20,000	2,466,943
Termination without Cause or for Good Reason	1,467,818	―	―	―	1,467,818
Retirement	―	―	422,719	―	422,719
Death or Disability	―	―	521,110	―	521,110
Ralph M. Mesick
Termination in Connection with a Change in Control(1)	1,319,042	31,240	1,006,418(4)	20,000	2,376,700
Termination without Cause or for Good Reason	1,319,042	―	―	―	1,319,042
Retirement	―	―	360,310	―	360,310
Death or Disability	―	―	511,694	―	511,694

(1)
The severance amount included here assumes that there has been a “change in control” of the Company (as defined in the Executive CIC Plan) on December 31, 2020, the NEO has experienced a “qualifying termination” (as defined in the Executive CIC Plan), and the NEO agrees to be bound by, and complies with, the applicable restrictive covenants for twelve (12) months following termination.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	73

EXECUTIVE COMPENSATION
(2)
For purposes of calculating the severance amount in accordance with the terms of the Executive CIC Plan, includes the largest annual base salary during the preceding three fiscal years and the largest bonus actually paid under the Bonus Plan during the preceding three fiscal years. For Mr. Harrison, the bonus actually paid in 2019 used in the calculations does not include the $950,000 supplemental bonus granted to Mr. Harrison in recognition of his exceptional performance with respect to the transition to separation from BNPP.

(3)
Represents accelerated vesting of otherwise unvested performance share units and performance shares granted under the LTIP, accelerated vesting of otherwise unvested restricted share awards granted under the Omnibus Plan, and solely in the case of Mr. Mallela, accelerated vesting of otherwise unvested restricted share units granted pursuant to his offer letter. See “Compensation Discussion and Analysis—Employment Agreements and Offer Letters—Offer Letter with Mr. Mallela” above.

(4)
The amounts included assume maximum performance for all unearned performance share units or performance shares, which, upon a termination of employment without cause or for good reason (each as defined in the Omnibus Plan) during the two-year period following a change in control, are deemed earned at the greater of target and actual performance as of the date of a change in control with respect to all open performance periods but will continue to be subject to time-based vesting in accordance with the original performance period, and represent actual performance under the 2018-2020 LTIP Awards, which were earned by the NEOs as of December 31, 2020. Assuming target performance for all unearned performance share units or performance shares, the amount to be received by each NEO upon a termination of employment without cause or for good reason during the two-year period following a change in control in respect of stock awards would be: for Mr. Harrison, $3,777,870, for Mr. Mallela, $1,961,974, for Mr. Arizumi, $606,077, for Mr. Mizumoto, $663,117, and for Mr. Mesick, $692,144.

(5)
Amount includes restricted share units that, upon a termination of employment due to disability, will remain outstanding and vest on each regularly scheduled vesting date, subject to compliance with any restrictive covenants in any employment or other agreement with First Hawaiian through the applicable vesting date.

Pay Ratio Disclosure
The following table sets forth the ratio of the annual total compensation of our Chief Executive Officer, Robert S. Harrison, to the annual total compensation of the median employee.
2020 Annual Total Compensation ($)
Mr. Harrison, our Chief Executive Officer	5,651,505
Our median employee	53,710
Pay ratio estimate	105:1
In identifying our median employee, we examined our active employee population (including full-time, part-time and peak employees), excluding our Chief Executive Officer, as of December 31, 2020, the last day of our fiscal year. Our median employee was determined by reviewing payroll records for our employee population, as reported to the IRS on Form W2. We did not make any fulltime equivalent adjustments to part-time and peak-time employees.
The pay ratio identified above is a reasonable estimate calculated in a manner consistent with SEC rules based on our employment and payroll records. The SEC rules governing pay ratio disclosures allow companies to apply numerous methodologies, exclusions and reasonable assumptions, adjustments and estimates to reflect their compensation practices. Thus, pay ratios that are reported by other companies, including our peers, may not be directly comparable to ours because other companies may have different employment and compensation practices, and may utilize different assumptions, methodologies, exclusions and estimates in calculating the pay ratio.

74	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

AUDIT MATTERS
PROPOSAL 4―RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ratification of the Appointment of Deloitte & Touche LLP
Proposal
•
We are asking stockholders to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accountants for the year ending December 31, 2020.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal year 2021.

Deloitte & Touche LLP, independent registered public accounting firm, served as the independent registered public accounting firm for the Company for the fiscal year ended December 31, 2020, and the Audit Committee has appointed Deloitte & Touche LLP as auditors for the Company for the fiscal year ending December 31, 2021. The Board and the Audit Committee recommend that stockholders ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 2021. The Company’s organizational documents do not require that stockholders ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. However, the Board believes such ratification is a matter of good corporate practice. If stockholders do not ratify the appointment, the Audit Committee will reconsider its selection but may still retain Deloitte & Touche LLP. One or more representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and afforded an opportunity to make a statement, if they desire to do so, and to be available to respond to questions from stockholders.

Required Vote
Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions will have the effect of voting against this proposal.

The Board of Directors and the Audit Committee unanimously recommend that you vote
FOR the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2021.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	75

AUDIT MATTERS
AUDIT COMMITTEE REPORT
The Audit Committee of the Board, which consists entirely of directors who meet the independence requirements of applicable SEC regulations and the NASDAQ listing standards for audit committee members, has furnished the following report:
Report of the Audit Committee
The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the U.S. (“GAAP”). The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors and in accordance with the Audit Committee Charter.
In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.
In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.
The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of the Company’s financial statements to GAAP. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with GAAP, that the audit of the Company’s financial statements has been carried out in accordance with auditing standards generally accepted in the U.S. or that the Company’s independent registered public accounting firm is “independent.”
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC. The Audit Committee also has approved, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

76	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

AUDIT MATTERS
               Audit Committee Members
W. Allen Doane (Chair) Faye W. Kurren C. Scott Wo
PRINCIPAL ACCOUNTANT FEES
The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of the Company’s annual consolidated financial statements at and for the fiscal years ended December 31, 2020 and 2019 and fees billed for other services rendered by Deloitte & Touche LLP during those periods.
	2020	2019
Audit Fees(1)	$1,973,000	$1,988,000
Audit Related Fees(2)	—	—
Tax Fees(3)	178,000	313,000
All Other Fees	—	—
Total	$2,151,000	$2,301,000

(1)
Consists of fees for professional services rendered for the audit of our consolidated financial statements, including the audit of internal controls over financial reporting, and reviews of our quarterly financial statements, including registration statements and offerings, or for services provided in connection with statutory and regulatory filings.

(2)
Consists of fees for professional services rendered for the completion of agreed upon procedures related to consolidated financial reporting.

(3)
For 2020, consists of consultations related to excise tax matters and advice regarding various topics related to the Coronavirus Aid, Relief, and Economic Security Act. For 2019, consists of consultations related to Hawaii excise tax matters, analysis of the classification of construction costs and advice regarding Foreign Account Tax Compliance Act compliance.

Preapproval Policies and Procedures
The Audit Committee Charter requires the preapproval of all fees and services to be provided by the Company’s independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit
Committee has sole authority, without action by the Board, for the review and approval of such services and fees. In 2020 and 2019, all such fees and services were preapproved by the Audit Committee in accordance with these procedures.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	77

BIOGRAPHIES OF
EXECUTIVE OFFICERS
A brief biography of each person who serves as an executive officer of First Hawaiian, other than Mr. Harrison, is set forth below. For information about Mr. Harrison, please see his biography in the “Corporate Governance and Board Matters―Director Nominees” section on page 15 of this proxy statement.
Vice Chairman, Wealth Management Group	Alan H. Arizumi	Age 61

BACKGROUND
FIRST HAWAIIAN, INC. AND FIRST HAWAIIAN BANK
•
As Vice Chairman, Wealth Management Group (2013 to present)

•
Responsible for overseeing all areas of the Wealth Management Group, which include:

–
Personal Trust,

–
Private Banking,

–
Wealth Advisory,

–
Institutional Advisory Services,

–
Investment Services,

–
Wealth Management Service Center,

–
Trust Compliance, and

–
Bishop Street Capital Management Corporation

•
Serves on the Bank’s Senior Management Committee (December 2009 to present)

•
Oversaw Consumer Banking Group (2014 to 2017)

•
Chairman and Chief Executive Officer of Bishop Street Capital Management Corporation, a subsidiary of the Bank (2013 to 2017)

•
Executive Vice President of the Bank’s Business, Dealer and Card Services Group (2010 to 2013)

•
Executive Vice President and Chief Risk Officer of the Bank’s Risk Management Group (2009 to 2010)

OTHER ENGAGEMENTS
•
Member of the Board, Hawaii Community Foundation

•
Member of the Board, Hawaii Youth Symphony

•
Member of the Board, Kuakini Medical Center

•
Member of the Board, Kuakini Health System

•
Member of the McKinley High School Foundation

•
Member of the Board, KCAA Preschools of Hawaii

•
Special Advisor to the Oahu Economic Development Board

EDUCATION
•
Graduate of the Pacific Coast Banking School

•
Bachelor’s degree in Business Administration, University of Hawaii

78	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

BIOGRAPHIES OF EXECUTIVE OFFICERS
Executive Vice President and Chief Financial Officer, Finance Group	Ravi Mallela	Age 51

BACKGROUND
FIRST HAWAIIAN, INC. AND FIRST HAWAIIAN BANK
•
Executive Vice President and Chief Financial Officer (September 2018 to present)

•
Serves as a member of the Bank’s Senior Management Committee (2018 to present)

•
Treasurer (2018 to 2019)

FIRST REPUBLIC BANK, San Francisco, California
•
Senior Vice President, Head of Finance and Treasury, ran the financial planning, treasury and credit risk modeling teams and was responsible for the strategic planning and forecasting process, liquidity and capital management, asset and liability management and stress testing programs (2013 to 2018)

BANK OF MONTREAL
•
Managing Director, Corporate Finance, managed the stress testing and capital management programs for U.S. banking subsidiary (2012 to 2013)

WELLS FARGO BANK
•
Served in the Treasury group (2004 to 2012)

OTHER ENGAGEMENTS
•
Member of the Board, Blood Bank of Hawaii

•
Advisory Board Member for the Masters in Finance Program, St. Mary’s College of California.

EDUCATION
•
Completed the Stanford Executive Program

•
M.B.A., University of California at Los Angeles

•
Bachelor of Science, University of San Francisco

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	79

BIOGRAPHIES OF EXECUTIVE OFFICERS
Vice Chairman and Chief Risk Officer	Ralph M. Mesick	Age 61

BACKGROUND
FIRST HAWAIIAN, INC. AND FIRST HAWAIIAN BANK
•
Vice Chairman and Chief Risk Officer (2019 to present); appointed Vice Chairman in 2019

•
Responsible for the design, implementation and oversight of the Company’s risk management strategy and framework (July 2016 to present)

•
Serves as a member of the Bank’s Senior Management Committee

•
Executive Vice President and Chief Risk Officer (2016 to 2019)

•
Executive Vice President and Manager of the Commercial Real Estate Division (2012 – 2016)

•
Joined the Bank in 2012

BANK OF HAWAII
•
Executive Vice President, responsible for managing various business lines and functions (1986 to 2012)

OTHER ENGAGEMENTS
•
Member of the Board of Regents, Chaminade University

•
Member of the Board of Directors, Hawaii Community Reinvestment Corporation

•
Member of the Board of Directors, Kapiolani Health Foundation

•
Member of the Board of Directors, HomeAid Hawaii

•
Member of the Finance Council, Roman Catholic Diocese of Honolulu

EDUCATION
•
Completed Advanced Risk Management Program, Wharton School at the University of Pennsylvania

•
M.B.A. with a concentration in Banking, Finance and Investments, University of Wisconsin – Madison, graduating Beta Gamma Sigma

•
Bachelor of Business Administration, University of Hawaii at Manoa

80	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

BIOGRAPHIES OF EXECUTIVE OFFICERS
Vice Chairman and Chief Lending Officer	Lance A. Mizumoto	Age 62

BACKGROUND
FIRST HAWAIIAN, INC. AND FIRST HAWAIIAN BANK
•
Vice Chairman and Chief Lending Officer, Wholesale Banking Group (January 2019 to present)

•
Responsible for all areas of the Wholesale Banking Group, including:

–
Corporate Banking Division,

–
Trade Finance Division

–
Commercial Real Estate Division

–
Branch Real Estate Division

–
Business Services Division

–
Hawaii Dealer Division

–
Western Region Dealer Center

–
First Hawaiian Leasing, Inc.

•
Chief Lending Officer, Commercial Banking Group (July 2017 to January 2019)

•
Serves as a member of the Bank’s Senior Management Committee

•
Served in various management roles (1996 to 2005)

CENTRAL PACIFIC BANK
•
Vice Chairman, Chief Operating Officer and Chief Risk Officer (September to November 2016)

•
President and Chief Banking Officer (June 2014 to August 2016)

•
Executive Vice President of the Commercial Markets Group (July 2010 to June 2014)

•
Executive Vice President and Commercial Banking Division Manager (November 2005 to June 2010)

OTHER ENGAGEMENTS
•
Member of the Board of Regents, Chaminade University

•
Member of the Board, the Arthritis Foundation of Hawaii

EDUCATION
•
M.B.A., Chaminade University

•
Bachelor’s degree in Marketing and Management, University of Hawaii at Manoa

Vice Chairman and Head of Retail Banking Group	Mitchell E. Nishimoto	Age 57

BACKGROUND
FIRST HAWAIIAN, INC. AND FIRST HAWAIIAN BANK
•
Vice Chairman and Head of the Retail Banking Group (2019 to present)

•
Responsible for First Hawaiian Bank’s branch network in Hawaii, Guam and Saipan (2016 to present)

•
Serves as a member of the Bank’s Senior Management Committee

•
Executive Vice President and Manager of the Retail Banking Group (2016 to 2018)

•
Executive Vice President and Chief Risk Officer (2014 to 2016)

•
Senior Vice President and Kapiolani Region Manager (2011 to 2014)

•
Senior Vice President and Maui Region Manager (2006 to 2011)

•
Manager of branches throughout Maui County (1988 to 2011)

•
Management Trainee (1986 to 1988)

OTHER ENGAGEMENTS
•
Member of the Board of Directors, Adventist Health Castle

•
Member of the Board of Directors, Honolulu Firefighters Foundation

•
Member of the Board of Directors, Japan-America Society of Hawaii

•
Member, U.S.-Japan Council

•
Member, Chamber of Commerce Hawaii

•
Member, Honolulu Japanese Chamber of Commerce.

EDUCATION
•
Graduate of the Pacific Coast Banking School

•
Bachelor’s degree in Finance, University of Southern California

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	81

STOCK OWNERSHIP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
The following table sets forth information, based on data provided to us or filed with the Securities and Exchange Commission (the “SEC”), with respect to beneficial ownership of shares of our common stock as of February 26, 2021 for (i) all persons known by us to own beneficially more than 5% of our outstanding common stock, (ii) each of our NEOs, (iii) each of our directors and (iv) all of our directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Except as otherwise indicated, the address for each stockholder listed below is c/o First Hawaiian, Inc., 999 Bishop Street, Honolulu, Hawaii 96813.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class
Greater than 5% Stockholders
BlackRock, Inc.
55 East 52nd Street
New York NY 10055	16,331,401(2)	12.5%
Kayne Anderson Rudnick Investment Management LLC
1800 Avenue of the Stars
2nd Floor Los Angeles, California 90067	14,687,359(3)	11.2
The Vanguard Group
100 Vanguard Blvd.
Malvern, Pennsylvania 19355	14,095,980(4)	10.8
Directors and Named Executive Officers
Robert S. Harrison	349,632	*
Matthew J. Cox	18,184(5)	*
W. Allen Doane	53,184(5)	*
Faye W. Kurren	13,469(5)	*
Allen B. Uyeda	17,184(5)	*
Jenai S. Wall	9,969(5)	*
Vanessa L. Washington	4,689(5)	*
C. Scott Wo	58,241(5)	*
Alan H. Arizumi	61,290	*
Ravi Mallela	110,172(6)	*
Ralph Mesick	62,057	*
Lance A. Mizumoto	41,675	*
Directors and executive officers as a group (13 persons)	843,696(7)	*

*
Less than 1%.

(1)
Based on 130,898,771 shares of First Hawaiian common stock outstanding as of February 26, 2021.

(2)
Based solely upon information contained in the Amendment No. 1 to Schedule 13G filed by BlackRock, Inc. with the SEC on January 27, 2021, wherein BlackRock, Inc. reported sole voting power as to 15,902,252 shares of common stock and sole dispositive power as to 16,331,401 shares of common stock.

82	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

STOCK OWNERSHIP
(3)
Based solely upon information contained in the Amendment No. 1 to Schedule 13G filed by Kayne Anderson Rudnick Investment Management LLC with the SEC on February 11, 2021, wherein Kayne Anderson Rudnick Investment Management LLC reported sole voting power and sole dispositive power as to 10,891,221 shares of common stock and shared voting power and shared dispositive power as to 3,796,138 shares of common stock.

(4)
Based solely upon information contained in the Amendment No. 3 to Schedule 13G filed by The Vanguard Group with the SEC on February 10, 2021, wherein The Vanguard Group reported shared voting power as to 85,526 shares of common stock, sole dispositive power as to 13,905,552 shares of common stock and shared dispositive power as to 190,428 shares of common stock.

(5)
Amounts shown include 4,399 shares of common stock deemed to be beneficially owned by each of Directors Cox, Doane, Kurren, Uyeda, Wall and Wo, and 2,389 shares of common stock deemed to be beneficially owned by Director Washington, which shares underlie restricted stock units that will vest on the earlier of (a) April 22, 2021 (October 19, 2021 in the case of Director Washington), (b) the date of First Hawaiian, Inc.’s 2021 annual meeting of stockholders and (c) a change in control of First Hawaiian, Inc., subject to continued service on the Board through the vesting date, and will settle in shares of common stock on a one-for-one basis within 30 days of vesting. For a discussion of these awards, see “2020 Director Compensation.”

(6)
Excludes 11,433 shares of common stock underlying unvested restricted stock units granted in connection with the commencement of Mr. Mallela’s employment that are subject to vesting. For a discussion of these awards, see “Compensation Discussion and Analysis—Long-Term Incentive Plan” and “Executive Compensation—Summary Compensation Table—Long-Term Incentive Plan Awards.”

(7)
Includes 151,006, 21,306 (including 2,390 shares for Mr. Arizumi’s wife), 50,586, 26,656, 23,614 and 290,350 shares of common stock deemed to be beneficially owned by Messrs. Harrison, Arizumi, Mallela, Mesick and Mizumoto and by all directors and executive officers as a group, respectively, in connection with performance share awards. Such individuals have voting power over the shares subject to such awards, but the awards are subject to forfeiture based on the achievement of three-year performance targets. For Messrs. Harrison, Arizumi, Mallela, Mesick and Mizumoto and for all directors and executive officers as a group, the amounts shown include 24,655, 3,142, 8,260, 2,466, 3,698, and 44,995 unvested restricted shares, respectively, awarded on April 24, 2019, all of which restricted shares are subject to forfeiture. Of such amounts, 12,327, 1,569, 4,129, 1,233, 1,849 and 22,493 restricted shares will vest for Messrs. Harrison, Arizumi, Mallela, Mesick and Mizumoto and for all directors and executive officers as a group, respectively, on April 24, 2021, subject to continued employment through the vesting date. For Mr. Arizumi and all directors and executive officers as a group, such amounts include 368 restricted shares beneficially owned by Mr. Arizumi’s wife, of which amount 183 restricted shares will vest within 60 days following February 26, 2021. For Messrs. Harrison, Arizumi, Mallela, Mesick and Mizumoto and for all directors and executive officers as a group, the amounts shown include 25,680, 3,961, 8,603, 6,420, 4,173 and 51,790 unvested restricted shares, respectively, awarded on February 26, 2020, all of which restricted shares are subject to forfeiture. For Mr. Arizumi and for all directors and executive officers as a group, such amounts include 430 restricted shares deemed to be beneficially owned by Mr. Arizumi’s wife. Mr. Arizumi disclaims beneficial ownership of shares beneficially owned or deemed to be beneficially owned by his wife.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the Company’s common stock to file with the SEC reports concerning their ownership of, and transactions in, such common stock. The reports are published on our website at http://ir.fhb.com/corporate-governance/highlights.
Based on a review of these reports filed by the Company’s officers, directors and stockholders, and on written representations from certain reporting persons, the Company believes that its officers, directors and stockholders complied with all filing requirements under Section 16(a) of the Exchange Act during fiscal year 2020.

Business Relationships and Related Party Transactions Policy
We or one of our subsidiaries may occasionally enter into transactions with certain “related persons.” Related persons include our executive officers, directors, nominees for director, 5% or more beneficial owners of our common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	83

STOCK OWNERSHIP
material interest. We generally refer to transactions with these related persons as “related party transactions.”
Related Party Transaction Policy

Our Board has adopted a written policy governing the review and approval of transactions with related parties that will or may be expected to exceed $120,000 in any fiscal year. The policy calls for the related party transactions to be reviewed and, if deemed appropriate, approved or ratified by our Audit Committee. Upon determination by our Audit Committee that a transaction requires review under the policy, the material facts are required to be presented to the Audit Committee. In determining whether or not to approve a related party transaction, our Audit Committee will take into account, among other relevant factors, whether the related party transaction is in our best interests, whether it involves a conflict of interest and the commercial reasonableness of the transaction. In the event that we become aware of a related party transaction that was not approved under the policy before it was entered into, our Audit Committee will review such transaction as promptly as reasonably practical and will take such course of action as may be deemed appropriate under the circumstances. In the event a member of our Audit Committee is not disinterested with respect to the related party transaction under review, that member may not participate in the review, approval or ratification of that related party transaction.
Certain decisions and transactions are not subject to the related party transaction approval policy, including:
•
decisions on compensation or benefits relating to directors or executive officers, and

•
indebtedness to us in the ordinary course of business, on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to us and not presenting more than the normal risk of collectability or other unfavorable features.

Other Related Party Transactions

In the ordinary course of our business, we have engaged, and expect to continue engaging, through the Bank in ordinary banking transactions with our directors, executive officers, their immediate family members and companies in which they may have a 5% or more beneficial ownership interest, including loans to such persons. All such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time such loan was made as loans made to persons who were not related to us. These loans do not involve more than the normal credit collection risk and do not present any other unfavorable features.

84	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS ABOUT
THE ANNUAL MEETING AND VOTING
Why am I receiving these materials?

We are providing these proxy materials to you in connection with the solicitation, by the Board of Directors of First Hawaiian, Inc., of proxies to be voted at the Annual Meeting. You are receiving this Proxy Statement because you were a First Hawaiian, Inc. stockholder as of the close of business on February 26, 2021, the record date for the Annual Meeting.
This Proxy Statement provides notice of the Annual Meeting, describes the proposals presented for stockholder action and includes information required to be disclosed to stockholders.
When and where is the Annual Meeting?
The Annual Meeting will be held:
When	Where
Wednesday, April 21, 2021 8:00 a.m., Hawaii Standard Time	Virtually via webcast. Pre-register before the meeting begins at register.proxypush.com/FHB. There will not be a physical meeting in Hawaii or anywhere else.

What matters will be submitted to stockholders at the Annual Meeting, and what are the Board’s recommendations as to how I should vote on each proposal?

At the Annual Meeting, you will be asked to vote on each of the following matters:
Proposal		Board Voting Recommendation	See Page
1.	The election to our Board of Directors of the eight nominees named in the attached Proxy Statement to serve until the 2022 Annual Meeting of Stockholders	FOR each director nominee	11
2.	A proposal to amend and restate the First Hawaiian, Inc. 2016 Non-Employee Director Plan principally to increase the total number of shares of common stock that may be awarded under that plan	FOR	32
3.	An advisory vote on the compensation of our named executive officers as disclosed in the attached Proxy Statement	FOR	39
4.	The ratification of the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2021	FOR	75
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	85

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
Will any other matters be voted on?

First Hawaiian is not aware of any business other than the items referred to in the Notice of Annual Meeting that will be considered at the Annual Meeting. If any matters other than those referred to in the Notice of Annual Meeting properly come before the Annual Meeting, the individuals named in the accompanying proxy card will vote the proxies held by them in accordance with their best judgment.
Who may vote at the Annual Meeting?

Only record holders of our common stock as of the close of business on February 26, 2021 (the “Record Date”), will be entitled to vote at the Annual Meeting. On the Record Date, the Company had outstanding 130,898,771 shares of common stock. Each outstanding share of common stock entitles the holder to one vote on each matter to be voted upon at the Annual Meeting.
Why are you holding a virtual meeting instead of a physical meeting?

Due to the current COVID-19 public health crisis, the Annual Meeting will be conducted online via live audio webcast. Holding the annual meeting of stockholders in person could pose a risk to the health and safety of our stockholders, employees and directors, and as a result, we have decided to hold the Annual Meeting virtually. Hosting a virtual meeting provides a consistent experience to all stockholders regardless of geographic location. The proxy statement and Annual Meeting provide an important opportunity for us to communicate with you as stockholders, and for you to communicate with us, on important topics such as our performance, corporate governance, the effectiveness of the Board of Directors and executive compensation, and holding our Annual Meeting in a virtual format will enable you to participate, submit questions and vote your shares electronically.
How can I attend the virtual Annual Meeting?

Due to the current COVID 19 public health crisis, the Annual Meeting will be conducted online via live webcast. Stockholders of record as of February 26, 2021 will be able to participate in the Annual Meeting by pre-registering for the meeting at
register.proxypush.com/FHB. The Annual Meeting can be accessed by clicking on the “Join Meeting” link in the email you receive one hour before the meeting begins. Stockholders will need the control number found on your Important Notice Regarding the Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials to register to attend the meeting. Once admitted to the meeting platform, you may submit questions and/or vote during the Annual Meeting by following the instructions that will be available on the meeting website.
If you are a stockholder holding your shares in “street name” as of the close of business on February 26, 2021, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee.
The Annual Meeting will begin promptly at 8:00 a.m., Hawaii Standard Time, on Wednesday, April 21, 2021. You may log into the meeting platform beginning at 7:30 a.m., Hawaii Standard Time, on April 21, 2021.
If you wish to submit a question for the Annual Meeting, you may do so in advance at the time you register to attend the meeting at register.proxypush.com/FHB, or you may type it into the dialogue box provided on the virtual meeting platform at any point during the virtual meeting (until the floor is closed to questions).
What can I do if I need technical assistance during the Annual Meeting?

Meeting access support is provided via a toll-free number listed on the meeting access email that pre-registered shareholders will receive one hour prior to the meeting and will be staffed one hour prior to the start of the Annual Meeting until the conclusion of the Annual Meeting.
If I cannot participate in the live Annual Meeting webcast, can I still vote?

You may vote your shares before the meeting by telephone, by mail, or electronically by visiting www.proxypush.com/FHB and following the instructions on your proxy card. You do not need to access the Annual Meeting webcast to vote if you submitted your vote via proxy in advance of the Annual Meeting.

86	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
How are votes counted, and what is the required vote for each proposal?

Proposal		Vote Required	Effect of Abstentions	Broker Discretionary Voting Allowed	Effect of Broker Non-Votes
1.	Election of Directors	Majority of the votes cast FOR or AGAINST (for each director nominee)	No effect―not counted as a “vote cast”	No	No effect
2.	Approval of the First Hawaiian, Inc. Amended & Restated 2016 Non-Employee Director Plan	Majority of the shares present in person or represented by proxy	Treated as a vote AGAINST the proposal	No	No effect
3.	Advisory Approval of the Compensation of Our Named Executive Officers	Majority of the shares present in person or represented by proxy	Treated as a vote AGAINST the proposal	No	No effect
4.	Ratification of the Appointment of Deloitte & Touche LLP	Majority of the shares present in person or represented by proxy	Treated as a vote AGAINST the proposal	Yes	Not applicable
As of February 26, 2021, the Record Date, there were 130,898,771 shares of our common stock outstanding, each of which entitles the holder to one vote for each matter to be voted upon at our Annual Meeting.
Shares of capital stock of the Company (i) belonging to the Company or (ii) held by another corporation if the Company owns, directly or indirectly, a sufficient number of shares entitled to elect a majority of the directors of such other corporation, are not counted in determining the total number of outstanding shares and will not be voted. Notwithstanding the foregoing, shares held by the Company in a fiduciary capacity are counted in determining the total number of outstanding shares at any given time and may be voted.
PROPOSAL 1―ELECTION OF DIRECTORS
The affirmative vote of a majority of the votes cast is required for the election of directors in an uncontested election, such as the election of directors at the 2021 Annual Meeting. This means that the number of votes cast “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee. Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee. Any nominee who does not receive a majority of votes cast “for” his or her election would be required to tender his or her resignation promptly following the failure to receive the required vote. Within 90 days of the certification of the stockholder vote, the Corporate Governance and Nominating Committee would then be required to make a recommendation to the Board as to whether the Board should accept the resignation, and the Board would be required to decide whether to accept the resignation and disclose its decision-making process. In a contested election, the required vote would be a plurality of votes cast. Full details of this policy are set forth in our Corporate Governance Guidelines, which can be found on the investor relations tab of our website located at http://www.fhb.com.
PROPOSAL 2―APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE FIRST HAWAIIAN, INC. 2016 NON-EMPLOYEE DIRECTOR PLAN PRINCIPALLY TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT CAN BE AWARDED UNDER THE PLAN
The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on Proposal 2 is required for the approval of the amendment and restatement of the 2016 Non-Employee Director Plan principally to increase the number of shares of Common Stock that can be awarded under that plan. Abstentions will have the effect of voting against this proposal.
PROPOSAL 3―ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on Proposal 3 is required for the

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	87

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement. The results of the vote on the proposal are not binding on the Board of Directors. Abstentions will have the effect of voting against this proposal. Broker non-votes will have no effect on the outcome of this proposal.
PROPOSAL 4―RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP
The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on Proposal 4 is required for the ratification of the appointment of our independent registered public accounting firm. Abstentions will have the effect of voting against this proposal.

How do I submit my vote?
STOCKHOLDERS OF RECORD

BY TELEPHONE	BY INTERNET	BY MAIL
Call toll-free 1-866-883-3382
Prior to the Annual Meeting, visit the website listed on your proxy card/voting instruction form to vote via the Internet.
During the Annual Meeting, visit our Annual Meeting website at www.proxypush.com/FHB.
Complete, sign and date the proxy card and mailit in the enclosed postage-paid envelope
•
Have your proxy card available and follow the instructions.

•
Proxy cards submitted by mail must be received by us by April 20, 2021.

BENEFICIAL OWNERS
If you hold your shares through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.
What constitutes a quorum?

The Annual Meeting will be held only if a quorum is present. A quorum will be present if the holders of a majority of the shares of common stock outstanding on the Record Date and entitled to vote on a matter at the Annual Meeting are represented, in person or by proxy, at the Annual Meeting. Shares represented by properly completed proxy cards either marked “abstain” or “withhold,” or returned without voting instructions, are counted as present and entitled to vote for the purpose of determining whether a quorum is present at the Annual Meeting. If shares are held by brokers who are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions (“broker non-votes”), those shares will be counted as represented at the Annual Meeting for the purpose of determining whether a quorum is present at the Annual Meeting.
Can I change or revoke my vote after I return my proxy card?

Yes. If you are a stockholder of record, you may change your vote by:
•
voting at the Annual Meeting;

•
returning a later-dated proxy card;

•
entering a new vote by telephone or on the Internet; or

•
delivering written notice of revocation to the Company’s Secretary by mail at 999 Bishop Street, Honolulu, Hawaii 96813.

Who will count the votes?

A representative of Equiniti Trust Company will act as inspector of election at the Annual Meeting and will count the votes.
Will my vote be kept confidential?

Yes. As a matter of policy, stockholder proxies, ballots and tabulations that identify individual

88	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
stockholders are kept secret and are available only to the Company and its inspectors, who are required to acknowledge their obligation to keep your votes confidential.
Who pays to prepare, mail and solicit the proxies?

The Company pays all of the costs of preparing, mailing and soliciting proxies in connection with this Proxy Statement. In addition to soliciting proxies through the mail by means of this Proxy Statement, we may solicit proxies through our directors, officers and employees in person and by telephone, facsimile or email. The Company asks brokers, banks, voting trustees and other nominees and fiduciaries to forward proxy materials to the beneficial owners and to obtain authority to execute proxies. The Company will reimburse the brokers, banks, voting trustees and other nominees and fiduciaries upon request. In addition to solicitation by mail, telephone, facsimile, email or personal contact by its directors, officers and employees, the Company has retained the services of D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005 to solicit proxies for a fee of $8,500, plus expenses.
How will my shares be voted if I sign, date and return my proxy card?

If you sign, date and return your proxy card and indicate how you would like your shares voted, your shares will be voted as you have instructed.
If you sign, date and return your proxy card but do not indicate how you would like your shares voted, your proxy will be voted:
•
“FOR” the election of each of the eight nominees named in this Proxy Statement;

•
“FOR” the approval of the amendment and restatement of the 2016 Non-Employee Director Plan principally to increase the number of shares of Common Stock that can be awarded under that plan;

•
“FOR” the resolution approving the compensation of the Company’s named executive officers as disclosed in this Proxy Statement; and

•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

With respect to any other business that may properly come before the Annual Meeting that is submitted to a vote of the stockholders, including whether or not to adjourn the Annual Meeting, your shares will be voted in accordance with the best judgment of the persons voting the proxies.
How will broker non-votes be treated?

A broker non-vote occurs when a broker who holds its customer’s shares in street name submits proxies for such shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any instructions from their customers. In these cases, the brokers, as the holders of record, are permitted to vote on “routine” matters only, but not on other matters. Shares for which brokers have not received instructions from their customers will only be permitted to vote on the following proposal:
•
The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

Shares for which brokers have not received instructions from their customers will not be permitted to vote on the following proposals:
•
To elect the eight nominees named in this Proxy Statement.

•
To approve the amendment and restatement of the 2016 Non-Employee Director Plan principally to increase the number of shares of Common Stock that can be awarded under that plan.

•
To approve, on advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

YOUR VOTE IS IMPORTANT
Because many stockholders cannot personally attend the Annual Meeting, it is necessary that a large number be represented by proxy in order to satisfy that a quorum be present to conduct business at the Annual Meeting. Whether or not you plan to attend the meeting in person, prompt voting will be appreciated. Stockholders of record can vote their shares via the Internet or by using a toll-free telephone number. Instructions for using these convenient services are provided on the proxy card.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	89

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
Of course, you may still vote your shares on the proxy card. To do so, we ask that you complete, sign, date and return the enclosed proxy card promptly in the postage-paid envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Wednesday, April 21, 2021

This Proxy Statement, our 2020 Annual Report to Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available free of charge on our website at http://proxy.fhb.com.

90	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

OTHER BUSINESS
As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy card intend to vote each proxy, to the extent entitled, in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING
Stockholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2022 Annual Meeting of Stockholders must submit their proposals by certified mail, return receipt requested, and must be received by the Company’s Secretary at our principal offices in Honolulu, Hawaii on or before November 12, 2021, to be eligible for inclusion in our proxy statement and proxy card relating to that meeting. In the event that we hold our 2022 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the Annual Meeting, we will disclose the new deadline by which stockholders’ proposals must be received in our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.
In accordance with the Company’s Bylaws, proposals of stockholders intended to be presented at the 2022 Annual Meeting of Stockholders (other than director nominations) must be received by the Company’s Secretary no later than January 21, 2022, nor earlier than December 22, 2021, provided that if the 2022 Annual Meeting is held more than 30 days before, or 60 days after, April 21, 2022, such notice must be given by the later of the close of business on the date 90 days prior to the meeting date or the tenth day following the date the meeting date is first publicly announced or disclosed. Furthermore, in order for any stockholder to properly propose any business for consideration at the 2022 Annual Meeting, including the nomination of any person for election as a director, or any other matter raised other than pursuant to Rule 14a-8 of the proxy rules adopted under the Exchange Act, written notice of the stockholder’s intention to make such proposal must be furnished to the Company in accordance with, and including such information required by, the Company’s Bylaws.
The Corporate Governance and Nominating Committee considers nominees recommended by stockholders as candidates for election to the Board using the same criteria as candidates selected by the Corporate Governance and Nominating Committee discussed in the section entitled “Proposal No. 1—Election of Directors.” A stockholder wishing to nominate a candidate for election to the Board at an annual meeting is required to give written notice to the Company’s Secretary of his or her intention to make a nomination in accordance with the requirements contained in the Company’s Bylaws. Pursuant to the Company’s Bylaws, notice of director nominations to be presented at the 2022 Annual Meeting of Stockholders must be received by the Company’s Secretary no later than January 21, 2022, nor earlier than December 22, 2021, provided that if the 2022 Annual Meeting of Stockholders is held more than 30 days before, or 60 days after, April 21, 2022, such notice must be given by the later of the close of business on the date 90 days prior to the meeting date or the tenth day following the date the meeting date is first publicly announced or disclosed. If the number of directors to be elected to the Board is increased and either all of the nominees for director or the size of the increased Board is not publicly announced or disclosed by the Company at least 100 days prior to the first anniversary of the preceding year’s annual meeting, notice of any stockholder nominees to serve as directors for any newly created positions resulting from the increased size may be delivered to the Company’s Secretary no later than the close of business on the tenth day following the first date all of such nominees or the size of the increased Board shall have been publicly announced or disclosed.
In addition, Section 1.13 of the Company’s Bylaws (the “Proxy Access Bylaw”) provides a right of proxy access, which enables stockholders, under specified conditions, to include their nominees for election as directors in the Company’s proxy materials. Under

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	91

OTHER BUSINESS
the Bylaws, any stockholder, or a group of up to twenty stockholders, owning at least three percent of the Company’s outstanding shares of common stock continuously for at least three years is eligible to nominate and include in the Company’s annual meeting proxy materials director nominees constituting the greater of two directors or twenty percent of the total number of directors of the Company, provided that the stockholder(s) and nominee(s) satisfy the requirements specified in the Proxy Access Bylaw. Stockholders seeking to have one or more nominees included in the Company’s proxy statement for its 2022 annual meeting of stockholders must deliver the notice required by the Company’s Proxy Access Bylaw. To be timely, the notice must be received at the Company’s principal executive offices no later than January 21, 2022, nor earlier than December 22, 2021, provided that if the 2022 Annual Meeting of Stockholders is held more than 30 days before, or 60 days after, April 21, 2022, such notice must be given by the later of the close of business on the date 90 days prior to the meeting date or the tenth day following the date the meeting date is first publicly announced or disclosed.

DISTRIBUTION OF CERTAIN DOCUMENTS
This Proxy Statement, our 2020 Annual Report to Stockholders (the “2020 Annual Report”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available at http://proxy.fhb.com.
The 2020 Annual Report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are being made available with this Proxy Statement to our stockholders. Stockholders are referred to our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for financial and other information about us. Neither the 2020 Annual Report nor our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are part of this Proxy Statement. This Proxy Statement, our 2020 Annual Report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are also available on our website at http://proxy.fhb.com.
In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.
We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our website at ir.fhb.com or the SEC’s website at www.sec.gov.

92	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

OTHER BUSINESS
We will furnish copies of our SEC filings (without exhibits), including this Proxy Statement, the 2020 Annual Report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 without charge to any stockholder upon written request or verbal request to our Company’s Secretary at:
First Hawaiian, Inc. Attention: Secretary 999 Bishop Street Honolulu, Hawaii 96813
By Order of the Board of Directors,
Joel E. Rappoport
Executive Vice President, General Counsel
and Secretary

Honolulu, Hawaii
March 12, 2021
A copy of the Company’s 2020 Annual Report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as filed with the SEC are being furnished together with this Proxy Statement. Neither the Company’s 2020 Annual Report nor its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 forms any part of the material for the solicitation of proxies.

FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	93

ANNEX A
Non-GAAP Reconciliation
NON-GAAP FINANCIAL MEASURES
Overview
In addition to reporting our financial information in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, we believe that certain non-GAAP measures provide investors with meaningful insights into the Company’s ongoing business performance. We believe that the presentation of these non-GAAP financial measures helps to identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items included in our operating results. Investors should also consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. Non-GAAP measures have limitations as analytical tools and investors should not consider them in isolation or as a substitute for analysis of our financial results or financial condition as reported under GAAP.
Core Net Income and Reconciliation
We present net income on an adjusted, or “core,” basis. This core measure excludes from net income, the corresponding GAAP measure, the impact of certain items that we do not believe are representative of our financial results. The table below presents a reconciliation of Core Net Income to net income:
	For the Fiscal Years Ended December 31,
	2020	2019	2018
Net income	$185,754	$284,392	$264,394
Loss on sale of securities	114	2,715	—
Costs associated with the sale of stock (Visa)	4,828	4,500	—
OTTI losses on available-for-sale debt securities	—	—	24,085
Loss on litigation settlement(1)	—	—	4,125
One-time noninterest expense items(2)	—	2,814	2,267
Tax adjustments(3)	(1,138)	(2,636)	(8,160)
Total core adjustments	3,624	7,393	22,317
Core net income	$189,378	$291,785	$286,711

(1)
The Company reached an agreement in principle to resolve a putative class action lawsuit alleging that the Bank improperly charged certain overdraft fees. In connection with the anticipated settlement agreement, the Company recorded an expense of approximately $4.1 million during the year ended December 31, 2018.

(2)
One-time items for the year ended December 31, 2019 included a nonrecurring payment to a former executive of the Company pursuant to the Bank’s Executive Change-in-Control Retention Plan, nonrecurring offering costs and the loss on our funding swap as a result of a 2019 decrease in the conversion rate of our Visa Class B restricted shares sold in 2016. One-time items for the year ended December 31, 2018 included public company transition-related costs, the loss on our funding swap as a result of a 2018 decrease in the conversion rate of the aforementioned Visa Class B restricted shares and nonrecurring offering costs.

(3)
Represents the adjustments to net income, tax effected at the Company’s effective tax rate for the respective period.

A-1	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

ANNEX A
Core Return on Average Tangible Assets and Reconciliation
We compute our return on average tangible assets as the ratio of net income to average tangible assets. The table below presents a reconciliation to the most directly comparable GAAP financial measure:
	For the Fiscal Years Ended December 31,
	2020	2019	2018
	($ in thousands)
Net income	$185,754	$284,392	$264,394
Core net income	189,378	291,785	286,711
Average total assets	$21,869,064	$20,325,697	$20,247,135
Less: average goodwill	995,492	995,492	995,492
Average tangible assets	$20,873,572	$19,330,205	$19,251,643
Return on average total assets	0.85%	1.40%	1.31%
Return on average tangible assets	0.89%	1.47%	1.37%
Core return on average tangible assets	0.91%	1.51%	1.49%
Core Return on Average Tangible Stockholders’ Equity and Reconciliation
We compute our Core Return on Average Tangible Stockholders’ Equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total common equity. The table below presents a reconciliation to the most directly comparable GAAP financial measure:
	For the Fiscal Years Ended December 31,
	2020	2019	2018
	($ in thousands)
Net income	$185,754	$284,392	$264,394
Core net income	189,378	291,785	286,711
Average total stockholders’ equity	$2,698,853	$2,609,432	$2,457,771
Less: average goodwill	995,492	995,492	995,492
Average tangible stockholders’ equity	$1,703,361	$1,613,940	$1,462,279
Return on average total stockholders’ equity	6.88%	10.90%	10.76%
Return on average tangible stockholders’ equity	10.91%	17.62%	18.08%
Core return on average tangible stockholders’ equity	11.12%	18.08%	19.61%
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	A-2

ANNEX A
Core Efficiency Ratio and Reconciliation
We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. The table below presents a reconciliation to the most directly comparable GAAP financial measure:
	For the Fiscal Years Ended December 31,
	2020	2019	2018
	($ in thousands)
Noninterest expense	$367,672	$370,437	$364,953
Loss on litigation settlement(1)	—	—	(4,125)
One-time items(2),(3)	—	(2,814)	(2,267)
Core noninterest expense	$367,672	$367,623	$358,561
Net interest income	$535,734	$573,402	$566,318
Core net interest income	$535,734	$573,402	$566,318
Noninterest income	$197,380	$192,533	$178,993
Loss on sale of securities	114	2,715	—
Costs associated with the sale of stock (Visa)	4,828	4,500	—
OTTI losses on available-for-sale debt securities	—	—	24,085
Core noninterest income	$202,322	$199,748	$203,078
Efficiency ratio	50.10%	48.36%	48.96%
Core efficiency ratio	49.77%	47.55%	46.59%

(1)
The Company reached an agreement in principle to resolve a putative class action lawsuit alleging that the Bank improperly charged certain overdraft fees. In connection with the anticipated settlement agreement, the Company recorded an expense of approximately $4.1 million during the year ended December 31, 2018.

(2)
Adjustments that are not material to our financial results have not been presented for certain periods.

(3)
One-time items for the year ended December 31, 2019 included a nonrecurring payment to a former executive of the Company pursuant to the Bank’s Executive Change-in-Control Retention Plan, nonrecurring offering costs and the loss on our funding swap as a result of a 2019 decrease in the conversion rate of our Visa Class B restricted shares sold in 2016. One-time items for the year ended December 31, 2018 included public company transition-related costs, the loss on our funding swap as a result of a 2018 decrease in the conversion rate of the aforementioned Visa Class B restricted shares and nonrecurring offering costs.

A-3	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

ANNEX B
ANNEX B
AMENDED & RESTATED 2016 NON-EMPLOYEE DIRECTOR PLAN
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	B-1

FIRST HAWAIIAN, INC.
AMENDED & RESTATED 2016 NON-EMPLOYEE DIRECTOR PLAN
ARTICLE I
GENERAL
1.1
Purpose

The purpose of the Amended & Restated First Hawaiian, Inc. 2016 Non-Employee Director Plan (as amended from time to time, the “Plan”) is to: (1) attract, retain and motivate non-employee directors of the Board of Directors of First Hawaiian, Inc., a Delaware corporation (“First Hawaiian”) (each such director, a “Non-Employee Director”) and non-employee directors of First Hawaiian’s Subsidiaries; (2) align the interests of such persons with First Hawaiian’s stockholders; and (3) promote ownership of First Hawaiian’s equity. Awards made pursuant to the Plan will be subject to the laws and regulations that may apply to First Hawaiian from time to time.
1.2
Definitions of Certain Terms

For purposes of this Plan, the following terms have the meanings set forth below:
1.2.1   “Award” means an award made pursuant to the Plan.
1.2.2   “Award Agreement” means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee) executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee. Any reference herein to an agreement in writing will be deemed to include an electronic writing to the extent permitted by applicable law.
1.2.3   “Board” means the Board of Directors of First Hawaiian.
1.2.4   “Business Combination” has the meaning provided in the definition of Change in Control.
1.2.5   “Certificate” means a stock certificate (or other appropriate document or evidence of ownership) representing Shares.
1.2.6   “Change in Control” means the occurrence of any of the following events:
(a)   during any period of not more than 36 months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of First Hawaiian in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of First Hawaiian as a result of an actual or publicly threatened election contest with respect to directors or as a result of any other actual or publicly threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director;
(b)   any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of First Hawaiian representing 50% or more of the combined voting power of First Hawaiian’s then-outstanding securities eligible to vote for the election of the Board (“Company Voting Securities”); provided, however, that the event described in this paragraph (b) will not be deemed to be a Change in Control by virtue of the ownership, or acquisition, of Company Voting Securities: (A) by the Company, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities or (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (c) of this definition);
B-2	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

(c)   the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving First Hawaiian that requires the approval of First Hawaiian’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (C) at least 50% of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) of this paragraph (c) will be deemed to be a “Non-Qualifying Transaction”); or
(d)   the consummation of a sale of all or substantially all of First Hawaiian’s assets (other than to an affiliate of First Hawaiian); or
(e)   First Hawaiian’s stockholders approve a plan of complete liquidation or dissolution of First Hawaiian.
Notwithstanding the foregoing, a Change in Control will not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control will then occur.
1.2.7    “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.
1.2.8    “Committee” has the meaning set forth in Section 1.3.1.
1.2.9    “Common Stock” means the common stock of First Hawaiian, par value $0.01 per share, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.3.
1.2.10   “Company” means First Hawaiian and any Subsidiary, and any successor entity thereto.
1.2.11   “Company Voting Securities” has the meaning provided in the definition of Change in Control.
1.2.12   “Consent” has the meaning set forth in Section 3.3.2.
1.2.13   “Covered Person” has the meaning set forth in Section 1.3.4.
1.2.14   “Effective Date” has the meaning set forth in Section 3.24.
1.2.15   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.
1.2.16   “Fair Market Value” means, with respect to a Share, the closing price reported for the Common Stock on the applicable date as reported on the Nasdaq Global Select Market or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee, unless determined as otherwise specified herein. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	B-3

immediately prior to the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company.
1.2.17   “Grantee” means a Non-Employee Director or a non-employee director of a Subsidiary of First Hawaiian who receives an Award.
1.2.18   “Incumbent Directors” has the meaning provided in the definition of Change in Control.
1.2.19   “Non-Employee Director” has the meaning set forth in Section 1.1. For the avoidance of doubt, a director who is also an employee of First Hawaiian or any of its Subsidiaries will not be a Non-Employee Director.
1.2.20   “Non-Qualifying Transaction” has the meaning provided in the definition of Change in Control.
1.2.21   “Other Stock-Based or Cash-Based Awards” has the meaning set forth in Section 2.8.
1.2.22   “Plan” has the meaning set forth in Section 1.1.
1.2.23   “Plan Action” has the meaning set forth in Section 3.3.1.
1.2.24   “Section 409A” means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.
1.2.25   “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.
1.2.26   “Share Limit” has the meaning set forth in Section 1.6.1.
1.2.27   “Shares” means shares of Common Stock.
1.2.28   “Subsidiary” means any corporation, partnership, limited liability company or other legal entity in which First Hawaiian, directly or indirectly, owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of the then-outstanding stock or other equity interests.
1.2.29   “Surviving Entity” has the meaning provided in the definition of Change in Control.
1.2.30   “Treasury Regulations” means the regulations promulgated under the Code by the United States Treasury Department, as amended.
1.3
Administration

1.3.1   The Compensation Committee of the Board (as constituted from time to time, and including any successor committee, the “Committee”) will administer the Plan. In particular, the Committee will have the authority in its sole discretion to:
(a)   exercise all of the powers granted to it under the Plan;
(b)   construe, interpret and implement the Plan and all Award Agreements;
(c)   prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations;
(d)   make all determinations necessary or advisable in administering the Plan;
(e)   correct any defect, supply any omission and reconcile any inconsistency in the Plan;
(f)   amend the Plan to reflect changes in applicable law;
(g)   grant, or recommend to the Board for approval to grant, Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards, including setting forth
B-4	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

provisions with regard to the effect of a termination of directorship on such Awards and conditioning the vesting of, or the lapsing of any applicable vesting restrictions or other vesting conditions on, Awards upon continued service;
(h)
amend any outstanding Award Agreement in any respect, including, without limitation, to

(1)
accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),

(2)
accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),

(3)
waive or amend any restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new restrictions, vesting provisions and conditions or

(4)
reflect a change in the Grantee’s circumstances (e.g., a change in position, duties or responsibilities); and

(i)
determine at any time whether, to what extent and under what circumstances and method or methods, subject to Section 3.15,

(1)
Awards may be

(A)
settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Grantee’s Award, including the effect on any repayment provisions under the Plan or Award Agreement),

(B)
exercised or

(C)
canceled, forfeited or suspended,

(2)
Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee,

(3)
to the extent permitted under applicable law, loans (whether or not secured by Common Stock) may be extended by the Company with respect to any Awards,

(4)
Awards may be settled by First Hawaiian, any of its Subsidiaries or affiliates or any of their designees and

(5)
the exercise price for any stock option or stock appreciation right may be reset.

1.3.2   Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be as fully effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee, or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee will consider the extent to which any delegation may cause Awards to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	B-5

1.3.3   Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.
1.3.4   No member of the Committee or any person to whom the Committee delegates its powers, responsibilities or duties in writing, including by resolution (each such person, a “Covered Person”), will have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award, except as expressly provided by statute. Each Covered Person will be indemnified and held harmless by the Company against and from:
(a)   any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith and
(b)   any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company will have sole control over such defense with counsel of the Company’s choice.
The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under First Hawaiian’s Amended and Restated Certificate of Incorporation, as amended from time to time, or Amended and Restated Bylaws, as amended from time to time, pursuant to any individual indemnification agreements between such Covered Person and the Company, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.
1.4
Persons Eligible for Awards

Awards under the Plan may be made only to Non-Employee Directors and non-employee directors of First Hawaiian’s Subsidiaries.
1.5
Types of Awards Under Plan

Awards may be made under the Plan in the form of cash-based or stock-based Awards. Stock-based Awards may be in the form of any of the following, in each case in respect of Common Stock:
(a)   stock options,
(b)   stock appreciation rights,
(c)   restricted shares,
(d)   restricted stock units,
(e)   dividend equivalent rights and
(f)   other equity-based or equity-related Awards (as further described in Section 2.8), that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.
1.6
Shares of Common Stock Available for Awards

1.6.1   Common Stock Subject to the Plan. Subject to the other provisions of this Section 1.6, the total number of Shares that may be granted under the Plan on or after the Effective Date will be 200,000 (the “Share Limit”). Aggregate Awards to any one Grantee in respect of any fiscal year, solely with respect to his or
B-6	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

her service as a director of the Board, may not exceed $500,000 based on the aggregate value of cash Awards and Fair Market Value of stock-based Awards, in each case, determined as of the date of grant.
1.6.2   Replacement of Shares. Shares subject to an Award that is forfeited (including any restricted shares repurchased by the Company at the same price paid by the Grantee so that such Shares are returned to the Company), expires or is settled for cash (in whole or in part), to the extent of such forfeiture, expiration or cash settlement will be available for future grants of Awards under the Plan and will be added back in the same number of Shares as were deducted in respect of the grant of such Award. The payment of dividend equivalent rights in cash in conjunction with any outstanding Awards will not be counted against the Shares available for issuance under the Plan. Shares tendered by a Grantee or withheld by the Company in payment of the exercise price of a stock option or to satisfy any tax withholding obligation with respect to an Award will not again be available for Awards.
1.6.3   Adjustments. The Committee will:
(a)   adjust the number of Shares authorized pursuant to Section 1.6.1, and
(b)   adjust the terms of any outstanding Awards (including, without limitation, the number of Shares covered by each outstanding Award, the type of property or securities to which the Award relates and the exercise or strike price of any Award), in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued Shares (or issuance of shares of stock other than Shares) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of Shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution; provided that no such adjustment may be made if or to the extent that it would cause an outstanding Award to cease to be exempt from, or to fail to comply with, Section 409A of the Code.
ARTICLE II
AWARDS UNDER THE PLAN
2.1
Agreements Evidencing Awards

Each Award granted under the Plan will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. Unless otherwise provided herein, the Committee may grant Awards in tandem with or, subject to Section 3.15, in substitution for or satisfaction of any other Award or Awards granted under the Plan or any award granted under any other plan of the Company. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.
2.2
No Rights as a Stockholder

No Grantee (or other person having rights pursuant to an Award) will have any of the rights of a stockholder of First Hawaiian with respect to Shares subject to an Award until the delivery of such Shares. Except as otherwise provided in Section 1.6.3, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is before the date the Certificates for the Shares are delivered, or in the event the Committee elects to use another system, such as book entries by the transfer agent, before the date in which such system evidences the Grantee’s ownership of such Shares.
2.3
Options

2.3.1   Grant. Stock options may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.
2.3.2   Exercise Price. The exercise price per share with respect to each stock option will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of a share of Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its Fair Market Value on the date of grant of the Award of stock options.
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	B-7

2.3.3   Term of Stock Option. In no event will any stock option be exercisable after the expiration of 10 years from the date on which the stock option is granted.
2.3.4   Vesting and Exercise of Stock Option and Payment for Shares. A stock option may vest and be exercised at such time or times and subject to such terms and conditions as will be determined by the Committee at the time the stock option is granted and set forth in the Award Agreement. Subject to any limitations in the applicable Award Agreement, any Shares not acquired pursuant to the exercise of a stock option on the applicable vesting date may be acquired thereafter at any time before the final expiration of the stock option.
To exercise a stock option, the Grantee must give written notice to the Company specifying the number of Shares to be acquired and accompanied by payment of the full purchase price therefor in cash or by certified or official bank check or in another form as determined by the Company, which may include:
(a)   personal check,
(b)   Shares, based on the Fair Market Value as of the exercise date,
(c)   any other form of consideration approved by the Company and permitted by applicable law and
(d)   any combination of the foregoing.
The Committee may also make arrangements for the cashless exercise of a stock option. Any person exercising a stock option will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Company on terms acceptable to the Company with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. If a Grantee so requests, Shares acquired pursuant to the exercise of a stock option may be issued in the name of the Grantee and another jointly with the right of survivorship.
2.3.5   Repricing. Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock options issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of First Hawaiian’s stockholders.
2.4
Stock Appreciation Rights

2.4.1   Grant. Stock appreciation rights may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.
2.4.2   Exercise Price. The exercise price per share with respect to each stock appreciation right will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of the Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its Fair Market Value on the date of grant of the Award of stock appreciation rights.
2.4.3   Term of Stock Appreciation Right. In no event will any stock appreciation right be exercisable after the expiration of 10 years from the date on which the stock appreciation right is granted.
2.4.4   Vesting and Exercise of Stock Appreciation Right and Delivery of Shares. Each stock appreciation right may vest and be exercised in such installments as may be determined in the Award Agreement at the time the stock appreciation right is granted. Subject to any limitations in the applicable Award Agreement, any stock appreciation rights not exercised on the applicable vesting date may be exercised thereafter at any time before the final expiration of the stock appreciation right.
B-8	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

To exercise a stock appreciation right, the Grantee must give written notice to the Company specifying the number of stock appreciation rights to be exercised. Upon exercise of stock appreciation rights, Shares, cash or other securities or property, or a combination thereof, as specified by the Committee, equal in value to:
(a)   the excess of:
(1)   the Fair Market Value of the Common Stock on the date of exercise over
(2)   the exercise price of such stock appreciation right
multiplied by
(b)   the number of stock appreciation rights exercised, will be delivered to the Grantee.
Any person exercising a stock appreciation right will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by the Company on terms acceptable to the Company with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. If a Grantee so requests, Shares purchased may be issued in the name of the Grantee and another jointly with the right of survivorship.
2.4.5   Repricing. Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock appreciation rights issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of First Hawaiian’s stockholders.
2.5
Restricted Shares

2.5.1   Grants. The Committee may grant or offer for sale restricted shares in such amounts and subject to such terms and conditions as the Committee may determine. Upon the delivery of such shares, the Grantee will have the rights of a stockholder with respect to the restricted shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Grantee of an Award of restricted shares will be issued a Certificate in respect of such shares, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of such shares. In the event that a Certificate is issued in respect of restricted shares, such Certificate may be registered in the name of the Grantee, and will, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, but will be held by the Company or its designated agent until the time the restrictions lapse.
2.5.2   Right to Vote and Receive Dividends on Restricted Shares. Each Grantee of an Award of restricted shares will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Committee determines otherwise in an Award Agreement, during the period of restriction, all ordinary cash dividends or other ordinary distributions paid upon any restricted share will be paid to the relevant Grantee (any extraordinary dividends or other extraordinary distributions will be treated in accordance with Section 1.6.3.
2.6
Restricted Stock Units

The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of First Hawaiian, until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one share of Common Stock, cash or other securities or property equal in value to a share of Common Stock or a combination thereof, as specified by the Committee. Unless otherwise specified in an Award Agreement, in the event that a Grantee is removed or terminated as a director, or otherwise ceases to be a director of the Company, then, subject to and in accordance with the terms of this Plan, each vested restricted stock unit then held by the Grantee as of the date of such cessation of services will be settled as of such date.
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	B-9

2.7
Dividend Equivalent Rights

The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the Shares covered by such Award if such Shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of First Hawaiian until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in Shares or in another form, whether they will be conditioned upon the exercise of the Award to which they relate (subject to compliance with Section 409A of the Code), the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate.
2.8
Other Stock-Based or Cash-Based Awards

The Committee may grant other types of equity-based, equity-related or cash-based Awards (including retainers and meeting-based fees and the grant or offer for sale of unrestricted Shares) (“Other Stock-Based or Cash-Based Awards”) in such amounts and subject to such terms and conditions as the Committee may determine. Such Awards may entail the transfer of actual Shares to Award recipients and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
2.9
Repayment If Conditions Not Met

If the Committee determines that all terms and conditions of the Plan and a Grantee’s Award Agreement were not satisfied, and that the failure to satisfy such terms and conditions is material, then the Grantee will be obligated to pay the Company immediately upon demand therefor, (a) with respect to a stock option and a stock appreciation right, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the Shares that were delivered in respect of such exercised stock option or stock appreciation right, as applicable, over the exercise price paid therefor, (b) with respect to restricted shares, an amount equal to the Fair Market Value (determined at the time such shares became vested) of such restricted shares and (c) with respect to restricted stock units, an amount equal to the Fair Market Value (determined at the time of delivery) of the Shares delivered with respect to the applicable delivery date, in each case with respect to clauses (a), (b) and (c) of this Section 2.9, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such Award.
ARTICLE III
MISCELLANEOUS
3.1
Amendment of the Plan

3.1.1   Unless otherwise provided in the Plan or in an Award Agreement, the Board may at any time and from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever but, subject to Sections 1.3, 1.6.3 and 3.7, no such amendment may materially adversely impair the rights of the Grantee of any Award without the Grantee’s consent. Subject to Sections 1.3, 1.6.3 and 3.7, an Award Agreement may not be amended to materially adversely impair the rights of a Grantee without the Grantee’s consent.
3.1.2   Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency.
3.2
Tax Withholding

Grantees will be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any Shares, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, the Federal Insurance Contributions Act (FICA) tax),
B-10	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

(a)   the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Grantee whether or not pursuant to the Plan (including Shares otherwise deliverable),
(b)   the Committee will be entitled to require that the Grantee remit cash to the Company (through payroll deduction or otherwise) or
(c)   the Company may enter into any other suitable arrangements to withhold, in each case in an amount not to exceed in the opinion of the Company the minimum amounts of such taxes required by law to be withheld.
3.3
Required Consents and Legends

3.3.1   If the Committee at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action a “Plan Action”), then, subject to Section 3.15, such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing Shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.
3.3.2   The term “Consent” as used in this Article III with respect to any Plan Action includes:
(a)   any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States;
(b)   any and all written agreements and representations by the Grantee with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made;
(c)   any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency;
(d)   any and all consents by the Grantee to:
(i)   the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan,
(ii)   the Company’s deducting amounts from the Grantee’s wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on the Grantee’s behalf to satisfy certain withholding and other tax obligations in connection with an Award and
(iii)   the Company’s imposing sales and transfer procedures and restrictions and hedging restrictions on Shares delivered under the Plan; and
(e)   any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein will require the Company to list, register or qualify the Shares on any securities exchange.
3.4
Right of Offset

The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other programs) that the Grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	B-11

to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Grantee to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.
3.5
Nonassignability; No Hedging

Unless otherwise provided in an Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Grantee only by the Grantee or the Grantee’s legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Grantee to transfer any Award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation, or other disposition in violation of the provisions of this Section 3.5 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.
3.6
Change in Control

3.6.1   Unless the Committee determines otherwise or as otherwise provided in the applicable Award Agreement, each Award will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable upon a Change in Control, and any Shares deliverable pursuant to restricted stock units will be delivered promptly (but no later than 15 days) following such Change in Control.
3.6.2   In the event of a Change in Control, a Grantee’s Award will be treated, to the extent determined by the Committee to be permitted under Section 409A, in accordance with one or more of the following methods as determined by the Committee in its sole discretion: (i) settle such Awards for an amount (as determined in the sole discretion of the Committee) of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of directorship within a specified period after a Change in Control) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; or (iv) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. For the avoidance of doubt, in the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions to those specified in this Section 3.6.2 may be taken in the event of a merger or other corporate reorganization that does not constitute a Change in Control.
3.7
Right of Discharge Reserved

Neither the adoption of the Plan nor the grant of any Award (or any provision in the Plan or Award Agreement) will (1) confer upon any Grantee the right to remain in the service of First Hawaiian or any of its Subsidiaries as a Non-Employee Director, (2) affect any right which First Hawaiian or any of its Subsidiaries may
B-12	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

have to terminate or alter the terms and conditions of such service or (3) create any obligation on behalf of the Board to nominate any Non-Employee Director for re-election to the Board by First Hawaiian’s stockholders or to nominate and elect such person to the board of directors of any of First Hawaiian’s Subsidiaries.
3.8
Nature of Payments

3.8.1   Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for the Company by the Grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Grantee. Only whole Shares will be delivered under the Plan. Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional shares. Fractional shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.
3.8.2   All such grants and deliveries of Shares, cash, securities or other property under the Plan will constitute a special discretionary incentive payment to the Grantee, will not entitle the Grantee to the grant of any future Awards and will not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Grantee, unless the Company specifically provides otherwise.
3.9
Non-Uniform Determinations

3.9.1   The Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee’s directorship has been terminated for purposes of the Plan.
3.9.2   To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, in its sole discretion and without amending the Plan, establish special rules applicable to Awards to Grantees who are foreign nationals and grant Awards (or amend existing Awards) in accordance with those rules.
3.10
Other Payments or Awards

Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.
3.11
Plan Headings

The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.
3.12
Termination of Plan

The Board reserves the right to terminate the Plan at any time; provided, however, that in any case, the Plan will terminate on the day before the tenth anniversary of the Effective Date, and provided further, that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.
3.13
Clawback/Recapture Policy

Awards under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Grantee.
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	B-13

3.14
FDIC Limits on Golden Parachute Payments

Notwithstanding anything to the contrary, the Company will not be required to make any payment or grant any Award under the Plan or any Award Agreement that would otherwise be a prohibited golden parachute payment within the meaning of Section 18(k) of the Federal Deposit Insurance Act.
3.15
Section 409A

3.15.1   All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A will be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A will be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee will have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan will govern.
3.15.2   Without limiting the generality of Section 3.15.1, with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A:
(a)   any payment due upon a Grantee’s ceasing to provide services to the Company will be paid only upon such Grantee’s separation from service from the Company within the meaning of Section 409A;
(b)   any payment due upon a Change in Control of the Company will be paid only if such Change in Control constitutes a “change in ownership” or “change in effective control” within the meaning of Section 409A, and in the event that such Change in Control does not constitute a “change in the ownership” or “change in the effective control” within the meaning of Section 409A, such Award will vest upon the Change in Control and any payment will be delayed until the first compliant date under Section 409A;
(c)   any payment to be made with respect to such Award in connection with the Grantee’s separation from service from the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(B) of the Code) will be delayed until six months after the Grantee’s separation from service (or earlier death) in accordance with the requirements of Section 409A;
(d)   to the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of Shares in respect of an Award will not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the Shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A);
(e)   with respect to any required Consent described in Section 3.3 or the applicable Award Agreement, if such Consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting;
(f)   if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2) (iii) of the Treasury Regulations), the Grantee’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment;
(g)   if the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Grantee’s right to the dividend equivalents will be treated separately from the right to other amounts under the Award; and
(h)   for purposes of determining whether the Grantee has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” will mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with First Hawaiian, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the
B-14	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.
3.16
Governing Law

THE PLAN AND ALL AWARDS MADE AND ACTIONS TAKEN THEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF HAWAII, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.
3.17
Disputes; Choice of Forum

3.17.1   The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably submit to the exclusive jurisdiction of any state or federal court located in the County of Honolulu, State of Hawaii, over any suit, action or proceeding arising out of or relating to or concerning the Plan or, to the extent not otherwise specified in any individual agreement between the Company and the Grantee, any aspect of the Grantee’s continuation of service with the Company or the termination of that service. The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, acknowledge that the forum designated by this Section 3.17.1 has a reasonable relation to the Plan and to the relationship between such Grantee and the Company. Notwithstanding the foregoing, nothing herein will preclude the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of this Section 3.17.1.
3.17.2   The agreement by the Company and each Grantee as to forum is independent of the law that may be applied in the action, and the Company and each Grantee, as a condition to such Grantee’s participation in the Plan, (i) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (ii) hereby waive, to the fullest extent permitted by applicable law, any objection which the Company or such Grantee now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 3.17.1, (iii) undertake not to commence any action arising out of or relating to or concerning the Plan in any forum other than the forum described in this Section 3.17 and (iv) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court will be conclusive and binding upon the Company and each Grantee.
3.17.3   Each Grantee, as a condition to such Grantee’s participation in the Plan, hereby irrevocably appoints the General Counsel of the Company as such Grantee’s agent for service of process in connection with any action, suit or proceeding arising out of or relating to or concerning the Plan, who will promptly advise such Grantee of any such service of process.
3.17.4   Each Grantee, as a condition to such Grantee’s participation in the Plan, agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in Section 3.19, except that a Grantee may disclose information concerning such dispute, controversy or claim to the court that is considering such dispute, controversy or claim or to such Grantee’s legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim).
3.18
Waiver of Jury Trial

EACH GRANTEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.
3.19
Waiver of Claims

Each Grantee of an Award recognizes and agrees that before being selected by the Committee to receive an Award the Grantee has no right to any benefits under the Plan. Accordingly, in consideration of the Grantee’s receipt of any Award hereunder, the Grantee expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any
FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT	B-15

Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement). Nothing contained in the Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Grantee. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 (ERISA), as amended.
3.20
Severability; Entire Agreement

If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.
3.21
No Liability With Respect to Tax Qualification or Adverse Tax Treatment

Notwithstanding anything to the contrary contained herein, in no event will the Company be liable to a Grantee on account of an Award’s failure to (a) qualify for favorable United States or foreign tax treatment or (b) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.
3.22
No Third-Party Beneficiaries

Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Grantee of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3.4 will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.
3.23
Successors and Assigns of the Company

The terms of the Plan will be binding upon and inure to the benefit of the Company and any successor entity, including as contemplated by Section 3.6.
3.24
Date of Adoption and Approval of Stockholders

The Plan (as amended and restated) was adopted by the Board on January 20, 2021 and is subject to, and will become effective upon receipt of, approval by First Hawaiian’s stockholders (the “Effective Date”).
B-16	FIRST HAWAIIAN, INC. 2021 PROXY STATEMENT

999 Bishop Street 29th Floor Honolulu, Hawaii 96813 ir.fhb.com

First Hawaiian, Inc.Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 Address Change? Mark box, sign, and indicate changes below: ☐TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4. 1. Election of directors:FORAGAINSTABSTAINFORAGAINSTABSTAIN 01 Matthew J. Cox ☐ ☐☐05 Allen B. Uyeda☐☐☐02 W. Allen Doane☐☐☐06 Jenai S. Wall☐☐☐Please fold here – Do not separate03 Robert S. Harrison☐☐☐07 Vanessa L. Washington☐☐☐04 Faye W. Kurren☐☐☐08 C. Scott Wo☐☐☐2.A proposal to amend and restate the First Hawaiian, Inc. 2016Non-Employee Director Plan principally to increase the total number of shares of common stock that may be awarded under that plan3.An advisory vote on the compensation of our named executive officers as disclosed in the attached Proxy Statement4.The ratification of the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021☐ For☐ For☐ For☐ Against☐ Against☐ Against☐Abstain☐Abstain☐AbstainIn their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy is revocable and, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3 and 4. This proxy also confers discretionary authority to vote (1) with respect to the election of any person as director, where the nominee is unable to serve or for good cause will not serve and (2) on matters incident to the conduct of the Annual Meeting. DateSignature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, adminis -trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy

FIRST HAWAIIAN, INC. ANNUAL MEETING OF STOCKHOLDERS Wednesday, April 21, 2021 8:00 a.m. Hawaii Standard Time NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Proxy Statement and Annual Report on Form 10K are available at http://proxy.fhb.com To register for the virtual meeting along with voting your shares, please follow the instructions below: •Visit register.proxypush.com/FHB on your smartphone, tablet or computer. You will need the latest versions of Chrome, Safari, Internet Explorer 11, Edge or Firefox. Please ensure your browser is compatible.•As a stockholder, you will then be required to enter your control number which is located in the upper right hand corner on the reverse side of this proxy card.• After registering, you will receive a confirmation email and an email approximately 1 hour prior to the start of the meeting to the email address you provided during registration with a unique link to the virtual meeting. FIRST HAWAIIAN, INC. proxy THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST HAWAIIAN, INC. The undersigned hereby appoints Matthew J. Cox, W. Allen Doane and Allen B. Uyeda, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of First Hawaiian, Inc., to be held on April 21, 2021 at 8:00 a.m., Hawaii Standard Time, via live webcast at register.proxypush.com/FHB, and at any adjournments or postponements thereof, as fully and effectually as the undersigned could do if personally present, and hereby revokes all previous proxies for said meeting. Where a vote is not specified, the proxies will vote the shares represented by this Proxy FOR the election of all nominees for director, FOR Proposals 2, 3 and 4, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting. This proxy is solicited on behalf of the Board of Directors of First Hawaiian, Inc., and may be revoked prior to its exercise. Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET/MOBILEwww.proxypush.com/FHBUse the Internet to vote your proxy. Scan code on front for mobile voting. PHONE1-866-883-3382Use a touch-tone telephone to vote your proxy. MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided in time to be received by April 20, 2021.